SECTION 1. Amendments; Update to Notice Information. (a) Effective as of the Amendment No. 1 Effective Date (as defined in Section 2 below), but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement, including Schedule 7.15 thereto, is amended in its entirety pursuant to Exhibit A hereto. (b) As of the Amendment No. 1 Effective Date, notices sent to the Company, the Guarantors, and their Subsidiaries shall include the following: Joseph J. Humke, Executive Vice President, General Counsel and Corporate Secretary, Telephone: (612) 623-6604, Fax: (612) 623-6944, e-mail: Joseph_J_Humke@graco.com. Karen Gallivan shall be removed from all notice provisions and requirements from and after the Amendment No. 1 Effective Date. SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of May 23, 2023 (the “Amendment No. 1 Effective Date”) when, and only when: (a) the Agent shall have received counterparts of this Amendment duly executed by the Company, the Guarantors, the Banks and the Agent; and EXHIBIT 10.1 AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is entered into as of May 23, 2023, with an effective date as of the Amendment No. 1 Effective Date (as defined below), by and among GRACO INC. (the “Company”), the Guarantors (as defined in the Credit Agreement) signatory hereto, the Banks (as defined in the Credit Agreement) signatory hereto and U.S. Bank National Association, as administrative agent for the Banks (in such capacity, the “Agent”). Capitalized terms used herein but not defined herein shall have the meaning given such terms in the Credit Agreement (as defined below). W I T N E S S E T H WHEREAS, the Company, the Borrowing Subsidiaries party thereto from time to time, the Banks and the Agent are party to that certain Amended and Restated Credit Agreement, dated as of March 25, 2021 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”); WHEREAS, the Company has requested that certain modifications be made to the Credit Agreement; and WHEREAS, the Banks party hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Credit Agreement as follows:

2 (b) all of the Agent’s accrued costs, fees and expenses through the date hereof shall be fully paid. SECTION 3. Representations and Warranties; No Default or Event of Default. Each of the Company, the Banks signatory hereto and the Agent represents and warrants that this Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of such party enforceable against such party in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles. This Amendment shall constitute a Loan Document. The Company agrees and confirms that no Default or Event of Default is or shall be outstanding immediately before and after giving effect to this Amendment. SECTION 4. Reaffirmation. Each Loan Party hereby ratifies and reaffirms its duties and obligations under the Loan Documents to which it is a party. SECTION 5. Reference to and the Effect on the Credit Agreement. (a) On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference to the Credit Agreement in any certificate delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended hereby. (b) Each of the parties hereto hereby agrees that, except as specifically amended above, the Credit Agreement is hereby ratified and confirmed and shall continue to be in full force and effect and enforceable, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and general equitable principles. (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Banks, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. SECTION 6. Headings. Section headings in this Amendment are included herein for convenience only and shall not constitute a part of this Amendment for any other purpose. SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e- mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Amendment. The electronic signature provisions of Section 13.10 of the Credit Agreement are hereby incorporated by reference herein and made a part hereof. SECTION 8. Governing Law. The validity, construction and enforceability of this Amendment shall be governed by the internal laws of the State of Minnesota, without giving

3 effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks. SECTION 9. Expenses. The Company agrees to pay on demand all reasonable out-of- pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and expenses of outside counsel to the Agent) incurred in connection with the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith. SECTION 10. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. SECTION 11. Successors; Enforceability. The terms and provisions of this Amendment shall be binding upon the Borrowers, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Agent and the Banks and the successors and assigns of the Agent and the Banks. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Signature Page to Amendment No. 1 to Amended and Restated Graco Credit Agreement IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the day and year first above written. GRACO INC. By: Name: David M. Lowe Title: Chief Financial Officer and Treasurer GEMA USA INC. GRACO HIGH PRESSURE EQUIPMENT INC. GRACO MINNESOTA INC. Q.E.D. ENVIRONMENTAL SYSTEMS, INC. WHITE KNIGHT FLUID HANDLING INC. By: Name: David M. Lowe Title: President

Signature Page to Amendment No. 1 to Amended and Restated Graco Credit Agreement U.S. BANK NATIONAL ASSOCIATION, as Agent and a Bank By: Name: Title:

Signature Page to Amendment No. 1 to Amended and Restated Graco Credit Agreement JPMORGAN CHASE BANK, N.A. By: Name: Title:

Signature Page to Amendment No. 1 to Amended and Restated Graco Credit Agreement WELLS FARGO BANK, NATIONAL ASSOCIATION By: Name: Title:

Signature Page to Amendment No. 1 to Amended and Restated Graco Credit Agreement BANK OF AMERICA, N.A. By: Name: Title:

Signature Page to Amendment No. 1 to Amended and Restated Graco Credit Agreement PNC BANK, NATIONAL ASSOCIATION By: Name: Title:

Signature Page to Amendment No. 1 to Amended and Restated Graco Credit Agreement ING BANK N.V., DUBLIN BRANCH By: Name: Title: By: Name: Title:

Signature Page to Amendment No. 1 to Amended and Restated Graco Credit Agreement THE NORTHERN TRUST COMPANY By: Name: Title:

EXHIBIT A Credit Agreement, including Schedule 7.15, as amended Attached

DB1/ 136362302.11 AMENDED AND RESTATED CREDIT AGREEMENT Dated as of March 25, 2021 among GRACO INC., THE BORROWING SUBSIDIARIES, as defined herein, THE BANKS, as defined herein, U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent, JPMORGAN CHASE BANK, N.A., as Syndication Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, BANK OF AMERICA, N.A., and PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents, and U.S. BANK NATIONAL ASSOCIATION and JPMORGAN CHASE BANK, N.A., as Joint Lead Arrangers and Joint Bookrunners EXHIBIT A

TABLE OF CONTENTS ARTICLE I DEFINITIONS, CONSTRUCTION, ACCOUNTING TERMS AND ALTERNATIVE CURRENCIES .......................................................................... 1 Section 1.1 Defined Terms ........................................................................................... 1 Section 1.2 Accounting Terms and Calculations ........................................................ 32 Section 1.3 Computation of Time Periods .................................................................. 32 Section 1.4 Other Definitional Terms ......................................................................... 32 Section 1.5 Divisions .................................................................................................. 32 Section 1.6 Term SOFR Notification.......................................................................... 33 Section 1.7 Additional Alternative Currencies; Daily Simple SOFR ......................... 33 ARTICLE II TERMS OF LENDING .......................................................................................... 34 Section 2.1 The Commitments .................................................................................... 34 Section 2.2 Advance Options ...................................................................................... 35 Section 2.3 Borrowing Procedures ............................................................................. 35 Section 2.4 Continuation or Conversion of Loans ...................................................... 36 Section 2.5 Evidence of Loans; Request for Note ...................................................... 37 Section 2.6 Funding Losses ........................................................................................ 37 Section 2.7 Letters of Credit. ...................................................................................... 38 Section 2.8 Refunding of Swing Line Loans .............................................................. 41 Section 2.9 Borrowing Subsidiaries ............................................................................ 42 Section 2.10 Increase to Commitments ........................................................................ 43 Section 2.11 Defaulting Banks ..................................................................................... 44 Section 2.12 Purpose of Loans...................................................................................... 47 Section 2.13 Replacement of Bank ............................................................................... 47 Section 2.14 Extensions of Commitments .................................................................... 48 ARTICLE III INTEREST AND FEES ........................................................................................ 50 Section 3.1 Interest...................................................................................................... 50 Section 3.2 Commitment Fee ...................................................................................... 51 Section 3.3 Computation ............................................................................................. 51 Section 3.4 Fees .......................................................................................................... 51 Section 3.5 Limitation of Interest ............................................................................... 51 ARTICLE IV PAYMENTS, PREPAYMENTS, REDUCTION OR TERMINATION OF THE CREDIT AND SETOFF ............................................................................. 52 Section 4.1 Repayment ............................................................................................... 52

TABLE OF CONTENTS (continued) ii Section 4.2 Prepayments ............................................................................................. 52 Section 4.3 Optional Reduction or Termination of Commitments ............................. 53 Section 4.4 Payments .................................................................................................. 53 Section 4.5 Proration of Payments .............................................................................. 54 ARTICLE V ADDITIONAL PROVISIONS RELATING TO LOANS ..................................... 54 Section 5.1 Yield Protection ....................................................................................... 54 Section 5.2 Changes in Capital Adequacy Regulations .............................................. 55 Section 5.3 Deposits Unavailable or Interest Rate Unascertainable or Inadequate; Impracticability .................................................................... 55 Section 5.4 Illegality ................................................................................................... 58 Section 5.5 Discretion of the Banks as to Manner of Funding ................................... 58 Section 5.6 Taxes ........................................................................................................ 59 Section 5.7 Selection of Lending Installation; Mitigation Obligations; Bank Statements; Survival of Indemnity........................................................... 62 Section 5.8 Judgment Currency .................................................................................. 63 Section 5.9 Mitigation ................................................................................................. 63 Section 5.10 No Advisory or Fiduciary Responsibility ................................................ 63 ARTICLE VI CONDITIONS PRECEDENT .............................................................................. 64 Section 6.1 Conditions to Effectiveness ..................................................................... 64 Section 6.2 Conditions Precedent to Initial Loans ...................................................... 65 Section 6.3 Conditions Precedent to all Loans ........................................................... 65 ARTICLE VII REPRESENTATIONS AND WARRANTIES ................................................... 66 Section 7.1 Organization, Standing, Etc ..................................................................... 66 Section 7.2 Authorization and Validity ...................................................................... 66 Section 7.3 No Conflict; No Default........................................................................... 66 Section 7.4 Government Consent ............................................................................... 67 Section 7.5 Financial Statements and Condition ........................................................ 67 Section 7.6 Litigation .................................................................................................. 67 Section 7.7 Compliance .............................................................................................. 67 Section 7.8 Environmental, Health and Safety Laws ................................................. 67 Section 7.9 ERISA ...................................................................................................... 68 Section 7.10 Regulation U ............................................................................................ 68

TABLE OF CONTENTS (continued) iii Section 7.11 Ownership of Property; Liens .................................................................. 68 Section 7.12 Taxes ........................................................................................................ 68 Section 7.13 Trademarks, Patents ................................................................................. 68 Section 7.14 Investment Company Act ........................................................................ 68 Section 7.15 Subsidiaries .............................................................................................. 68 Section 7.16 Solvency. .................................................................................................. 69 Section 7.17 Disclosure ................................................................................................ 69 Section 7.18 Sanctions; Anti-Terrorism Laws .............................................................. 69 Section 7.19 Affected Financial Institutions ................................................................. 70 ARTICLE VIII AFFIRMATIVE COVENANTS ........................................................................ 70 Section 8.1 Financial Statements and Reports ............................................................ 70 Section 8.2 Corporate Existence ................................................................................. 72 Section 8.3 Insurance .................................................................................................. 72 Section 8.4 Payment of Taxes and Claims.................................................................. 72 Section 8.5 Inspection ................................................................................................. 73 Section 8.6 Maintenance of Properties ....................................................................... 73 Section 8.7 Books and Records .................................................................................. 73 Section 8.8 Compliance .............................................................................................. 73 Section 8.9 ERISA ...................................................................................................... 73 Section 8.10 Environmental Matters............................................................................. 73 Section 8.11 Subsidiaries .............................................................................................. 74 Section 8.12 Most Favored Lender ............................................................................... 74 Section 8.13 PATRIOT Act Compliance...................................................................... 75 ARTICLE IX NEGATIVE COVENANTS ................................................................................. 75 Section 9.1 Merger ...................................................................................................... 75 Section 9.2 Sale of Assets ........................................................................................... 76 Section 9.3 Plans ......................................................................................................... 76 Section 9.4 Change in Nature of Business .................................................................. 76 Section 9.5 Other Agreements .................................................................................... 76 Section 9.6 Investments .............................................................................................. 76 Section 9.7 Use of Proceeds........................................................................................ 77

TABLE OF CONTENTS (continued) iv Section 9.8 Secured Indebtedness ............................................................................... 77 Section 9.9 Cash Flow Leverage Ratio ....................................................................... 77 Section 9.10 Interest Coverage Ratio............................................................................ 78 Section 9.11 Material Subsidiaries ............................................................................... 78 ARTICLE X EVENTS OF DEFAULT AND REMEDIES ........................................................ 78 Section 10.1 Events of Default ..................................................................................... 78 Section 10.2 Remedies .................................................................................................. 80 Section 10.3 Letters of Credit ....................................................................................... 80 Section 10.4 Security Agreement in Accounts and Setoff ............................................ 81 ARTICLE XI GUARANTY ........................................................................................................ 81 Section 11.1 Unconditional Guaranty ........................................................................... 81 Section 11.2 Guaranty Absolute ................................................................................... 81 Section 11.3 Waivers .................................................................................................... 82 Section 11.4 Subrogation .............................................................................................. 82 Section 11.5 Survival .................................................................................................... 83 ARTICLE XII THE AGENTS..................................................................................................... 83 Section 12.1 Appointment and Grant of Authority ....................................................... 83 Section 12.2 Non Reliance on Agent ............................................................................ 83 Section 12.3 Responsibility of the Agent and Other Matters ....................................... 84 Section 12.4 Action on Instructions .............................................................................. 85 Section 12.5 Indemnification ........................................................................................ 85 Section 12.6 U.S. Bank National Association and Affiliates ....................................... 85 Section 12.7 Notice to Holder of Notes ........................................................................ 85 Section 12.8 Successor Agent ....................................................................................... 85 Section 12.9 Syndication Agent; Co-Documentation Agents; Lead Arrangers ........... 86 Section 12.10 Certain ERISA Matters ............................................................................ 86 ARTICLE XIII MISCELLANEOUS .......................................................................................... 87 Section 13.1 No Waiver and Amendment .................................................................... 87 Section 13.2 Amendments, Etc ..................................................................................... 87 Section 13.3 Assignments and Participations ............................................................... 88 Section 13.4 Costs, Expenses and Taxes; Indemnification........................................... 90

TABLE OF CONTENTS (continued) v Section 13.5 Notices ..................................................................................................... 91 Section 13.6 Successors ................................................................................................ 91 Section 13.7 Severability .............................................................................................. 91 Section 13.8 Captions ................................................................................................... 91 Section 13.9 Entire Agreement ..................................................................................... 91 Section 13.10 Counterparts ............................................................................................. 92 Section 13.11 Governing Law ........................................................................................ 92 Section 13.12 Consent to Jurisdiction ............................................................................. 92 Section 13.13 Waiver of Jury Trial ................................................................................. 92 Section 13.14 Patriot Act ................................................................................................ 93 Section 13.15 Confidentiality ......................................................................................... 93 Section 13.16 Release of Borrowing Subsidiary, Guaranty or Pledge Agreement ........ 93 Section 13.17 Acknowledgement Regarding Any Supported QFCs .............................. 94 Section 13.18 Acknowledgement and Consent to Bail-In of Affected Financial Institutions................................................................................................ 94 Section 13.19 Amendment and Restatement .................................................................. 95 Section 13.20 Return of Payments .................................................................................. 95 Section 13.21 Departing Lender ..................................................................................... 97

TABLE OF CONTENTS (continued) vi EXHIBITS Exhibit A – Form of Borrowing Subsidiary Agreement Exhibit B – Form of Compliance Certificate Exhibit C – Form of Guaranty Exhibit D – [Reserved] Exhibit E – Form of Pledge Agreement Exhibit F – Form of General Counsel’s Opinion and Form of Special Counsel’s Opinion Exhibit G – Form of Assignment Agreement Exhibit H – Form of Intercreditor Agreement SCHEDULES Schedule 1.1 – Commitments and Percentages Schedule 1.2 – Existing Letters of Credit Schedule 7.6 – Litigation Schedule 7.15 – Subsidiaries Schedule 9.6 – Investments

AMENDED AND RESTATED CREDIT AGREEMENT THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 25, 2021, is by and between GRACO INC., a Minnesota corporation (the “Company”), the subsidiaries of the Company listed on the signature pages hereof or which from time to time become parties hereto pursuant to Section 2.9 (each a “Borrowing Subsidiary” and collectively the “Borrowing Subsidiaries”), the banks or financial institutions listed on the signature pages hereof or which hereafter become parties hereto by means of assignment and assumption as hereinafter described (individually referred to as a “Bank” or collectively as the “Banks”), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (in such capacity, the “Agent”), JPMORGAN CHASE BANK, N.A., as Syndication Agent (in such capacity, the “Syndication Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, BANK OF AMERICA, N.A., and PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents (in such capacities, the “Co-Documentation Agents”), and U.S. BANK NATIONAL ASSOCIATION and JPMORGAN CHASE BANK, N.A. as Joint Lead Arrangers and Joint Bookrunners (the “Lead Arrangers”). ARTICLE I DEFINITIONS, CONSTRUCTION, ACCOUNTING TERMS AND ALTERNATIVE CURRENCIES Section 1.1 Defined Terms. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following respective meanings (and such meanings shall be equally applicable to both the singular and plural form of the terms defined, as the context may require): “Account Subsidiary” shall have the meaning set forth in Section 11.1. “Additional Covenant” means any affirmative or negative covenant or similar restriction applicable to the Company or any Subsidiary (regardless of whether such provision is labeled or otherwise characterized as a covenant) the subject matter of which either (i) is similar to that of any covenant in Articles VIII or IX of this Agreement, or related definitions in Article I of this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive than those set forth herein or more beneficial to the lender or creditor under any Material Financing (and such covenant or similar restriction shall be deemed an Additional Covenant only to the extent that it is more restrictive or more beneficial) or (ii) is different from the subject matter of any covenants in Articles VIII or IX of this Agreement, or related definitions in Article I of this Agreement. “Additional Default” means any provision contained in any agreement with respect to any Material Financing which permits the holders of such Indebtedness to accelerate (with the passage of time or giving of notice or both) the maturity thereof or otherwise requires the Company or any Subsidiary to purchase the Indebtedness thereunder prior to the stated maturity thereof and which either (i) is similar to any Default or Event of Default contained in Article X of this Agreement, or related definitions in Article I of this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive or has a shorter grace period than those set forth herein or is more beneficial to the lender under any Material Financing (and such provision shall be deemed

2 an Additional Default only to the extent that it is more restrictive, has a shorter grace period or is more beneficial) or (ii) is different from the subject matter of any Default or Event of Default contained in Article X of this Agreement, or related definitions in Article I of this Agreement. “Adjusted Daily Simple RFR” means, (A) with respect to any Advance denominated in Sterling, an interest rate per annum equal to (a) the Daily Simple RFR for Sterling plus (b) 0.0326%; and (B) with respect to any Advance denominated in Swiss Francs, an interest rate per annum equal to the Daily Simple RFR for Swiss Francs (with no credit spread adjustment thereto); provided that if the Adjusted Daily Simple RFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for purposes of this Agreement. “Adjusted EURIBOR Rate” means, with respect to any Advance denominated in Euros for any Interest Period, an interest rate per annum equal to (a) the EURIBOR Screen Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if the Adjusted EURIBOR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for purposes of this Agreement. “Adjusted Other Interest Rate” means, with respect to any Advance denominated in an Alternative Currency other than Euros, Swiss Francs, Yen or Sterling, an interest rate per annum equal to the Other Basic Interest Rate corresponding with such Alternative Currency and, if applicable, the Interest Period therefor multiplied by (b) the Statutory Reserve Rate therefor, if applicable, plus (c) any credit spread or similar adjustment applicable thereto; provided, that if the Adjusted Other Interest Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for purposes of this Agreement. “Adjusted Term SOFR Screen Rate” means, with respect to any Term SOFR Advance or Term SOFR Loan, in each case for any Interest Period, an interest rate per annum equal to the greater of (a) zero and (b) the sum of (i) the Term SOFR Screen Rate for such Interest Period, plus (ii) the SOFR Adjustment. “Adjusted TIBOR Rate” means, with respect to any Advance denominated in Yen for any Interest Period, an interest rate per annum equal to (a) the TIBOR Screen Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if the Adjusted TIBOR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Advance” means a borrowing hereunder, (i) made by some or all of the Banks on the same date on which Loans are made hereunder, or (ii) converted or continued by the Banks on the same date of conversion or continuation, consisting, in either case, of the aggregate amount of the several Loans of the same Type and currency and, in the case of Term SOFR Loans, EURIBOR Loans, TIBOR Loans, and any applicable Other Interest Rate Loans (but excluding RFR Loans), for the same Interest Period, made by each of the Banks pursuant to Section 2.1. The term “Advance” shall include Swing Line Loans unless otherwise expressly provided. “Adverse Event” means the occurrence of any event that could have a material adverse effect on the business, operations, property, assets, liabilities (actual or contingent) or condition (financial or otherwise) of the Company and the Subsidiaries as a consolidated enterprise or on the

3 ability of the Company or any Subsidiary obligated thereunder to perform its obligations under the Loan Documents. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person, including, without limitation, such Person’s Subsidiaries. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise. “Agent” means U.S. Bank National Association, as Agent for the Banks hereunder and each successor, as provided in Section 12.8, who shall act as Agent. “Agreement” means this Amended and Restated Credit Agreement, as it may be amended, modified, supplemented, restated or replaced from time to time. “Alternative Currency” means any lawful currency, other than Dollars, consisting of Yen, Euros, Sterling, Swiss Francs, and other freely-traded, readily available, unrestricted and transferable currencies, consistently obtainable in sufficient amounts and convertible into Dollars, that are approved by the Agent and the Banks from time to time at their discretion at the request of the Company as Alternative Currencies; provided, that any such other Alternative Currency also shall be subject to Section 1.7. “Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of the Amendment No. 1 Effective Date, by and among the Company, the Guarantors party thereto, the Banks party thereto, and the Agent. “Amendment No. 1 Effective Date” means May 23, 2023. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption. “Applicable Margin”; “Applicable Commitment Fee Rate” shall mean the percentages set forth below corresponding to the Cash Flow Leverage Ratios shown below for the most recent fiscal quarter end for which financial statements have been delivered: Cash Flow Leverage Ratio: Applicable Margin for Term SOFR, EURIBOR, TIBOR, RFR and Other Interest Rate Advances: Applicable Margin for Base Rate Advances Applicable Commitment Fee Rate: Less than or equal to 1.00 to 1.00 1.000% 0.000% 0.125%

4 Cash Flow Leverage Ratio: Applicable Margin for Term SOFR, EURIBOR, TIBOR, RFR and Other Interest Rate Advances: Applicable Margin for Base Rate Advances Applicable Commitment Fee Rate: Greater than 1.00 to 1.00 but less than or equal to 1.75 to 1.00 1.125% 0.125% 0.150% Greater than 1.75 to 1.00 but less than or equal to 2.50 to 1.00 1.250% 0.250% 0.175% Greater than 2.50 to 1.00 but less than or equal to 3.25 to 1.00 1.500% 0.500% 0.200% Greater than 3.25 to 1.00 1.750% 0.750% 0.250% The Applicable Margin shall be determined on a quarterly basis, and shall be effective from and after the first day of the first fiscal month immediately following the due date of the Company’s annual or quarterly financial statements as required by Section 8.1(a) or (b) based on the Cash Flow Leverage Ratio as demonstrated by the annual or quarterly financial statements of the Borrowers delivered for the fiscal quarter or year most recently ended, and as certified on behalf of the Company by the Company’s financial officer. In the event that such financial statements are not delivered as required by Section 8.1(a) or (b), the Applicable Margin shall be the highest percentages set forth above until such time as such financial statements are delivered, after which time the Applicable Margin shall be readjusted to the rate applicable to the Cash Flow Leverage Ratio applicable to such statements. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark for Dollars or the applicable Alternative Currency, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank” is defined in the preamble hereto, and shall include the Agent in its capacity as issuer of Letters of Credit, as the context may require.

5 “Base Rate” means, for any day, a rate of interest per annum equal to the highest of (a) 0%, (b) the Prime Rate for such day, (c) the sum of the Federal Funds Effective Rate for such day plus 0.50% per annum and (d) the Adjusted Term SOFR Screen Rate (without giving effect to the Applicable Margin) for a one-month Interest Period on such day (or if such day is not a Business Day or if the Term SOFR Screen Rate for such Business Day is not published due to a holiday or other circumstance that the Agent deems in its sole discretion to be temporary, the immediately preceding Business Day) for Dollars plus 1.00%. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate, or the Adjusted Term SOFR Screen Rate shall be effective from the effective date of such change. If the Base Rate is being used when Term SOFR Advances are unavailable, then the Base Rate shall be the highest of clauses (a), (b) and (c) above, without reference to clause (d) above. “Base Rate Advance” means an Advance designated as such in a notice of borrowing under Section 2.3 or a notice of continuation or conversion under Section 2.4, or that otherwise accrues interest with reference to the Base Rate. “Benchmark” means, initially, with respect to any Loan in Dollars or any Alternative Currency, the applicable Relevant Rate for such currency; provided that if a replacement of a Benchmark has occurred pursuant to Section 5.3, then “Benchmark” means the applicable Benchmark Replacement therefor to the extent that such Benchmark Replacement has become effective pursuant to Section 5.3. “Benchmark Replacement” means, for any currency and any Available Tenor, the first alternative set forth in the order below that can be determined by the Agent for the applicable Benchmark Replacement Date; provided, that in the case of any Loan denominated in an Alternative Currency (or Dollars if clause (1) is unavailable), “Benchmark Replacement” means the alternative set forth in clause (2) below: (1) Daily Simple SOFR plus the SOFR Adjustment; or (2) the sum of: (a) the alternate benchmark rate that has been selected by the Agent and the Company as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable currency at such time in the United States of America and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement pursuant to clause (2) thereof for any applicable Interest Period and Available Tenor for any setting of such Unadjusted

6 Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Agent and the Company for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable currency at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including, without limitation, changes to the definitions of “Advance”, “Term SOFR Advance,” the definition of “Base Rate,” the definition of “Business Day,” the definitions of “Term SOFR Loan”, the definition of “Base Rate Loan”, the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); and (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

7 For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the NYFRB, the Term SOFR Administrator, the central bank for the Alternative Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by any of the entities referenced in clause (2) above announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-

8 current Benchmark in accordance with Section 5.3(b), and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark in accordance with Section 5.3(b). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.” “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such party. “Borrowers” means the Company and each Borrowing Subsidiary. “Borrowing Subsidiary Agreement” means each agreement, in the form of Exhibit A executed by each Foreign Subsidiary proposed to be a Borrowing Subsidiary and the Company. “Business Day” means, any day (other than a Saturday or a Sunday) on which banks generally are open in New York City, New York for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system; provided that, (a) when used in connection with SOFR or the Term SOFR Screen Rate, Business Day excludes any day on which the Securities Industry and Financial Markets Association (SIFMA) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities, (b) in relation to Loans denominated in Euros and the calculation or computation of the EURIBOR Screen Rate, Business Day shall include any day which is a TARGET Day, (c) in relation to Loans denominated in Yen and in relation to the calculation or computation of TIBOR, any day (other than a Saturday or a Sunday) on which banks are open for business in Japan, (d) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings in the applicable Alternative Currency of such RFR Loan, Business Day shall include any such day that is only an RFR Business Day, and (e) in relation to Loans denominated in an Alternative Currency and not covered by clauses (a), (b), (c), or (d), such other business day as determined by the Agent in accordance with giving effect to market conventions for the applicable Alternative Currency. “Capitalized Lease” means any lease which is or should be capitalized on the books of the lessee in accordance with GAAP (subject to the GAAP conventions set forth in Section 1.2). “Cash Collateralize” means to deposit in a cash collateral account or to pledge and deposit with or deliver to the Agent, for the benefit of one or more of the Agent or the Banks, as collateral for Letter of Credit Obligations or obligations of Banks to fund participations in respect of Letter of Credit Obligations, cash or deposit account balances or, if the Agent shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance

9 satisfactory to the Agent. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Flow Leverage Ratio” means, as of any date, the ratio, calculated for the period of four consecutive fiscal quarters then ended, of consolidated Indebtedness of the Company and its Subsidiaries as of the last day of such period to EBITDA for such period. “Change of Control” means: (a) either (i) the acquisition by any “person” or “group” (as those terms are used in Sections 13(d) and 14(d) of the Exchange Act) of beneficial ownership (as defined in Rules 13d-3 and 13d-4 of the Securities and Exchange Commission, except that a Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 30% or more of the voting power of the then-outstanding voting capital stock of the Company; or (ii) a change in the composition of the board of directors of the Company such that continuing directors cease to constitute more than 50% of such board of directors. As used in this definition, “continuing directors” means, as of any date, (i) those members of the board of directors of the Company who assumed office prior to such date, and (ii) those members of the board of directors of the Company who assumed office after such date and whose appointment or nomination for election by the Company’s shareholders was approved by a vote of at least 50% of the directors of the Company in office immediately prior to such appointment or nomination; or (b) a “change of control” or any similar event shall occur under, and as defined in documents pertaining to, any Indebtedness in excess of $10,000,000 in the aggregate (other than the Obligations) of the Company or any Material Subsidiary. “Change in Law” means the adoption of or change in any law, governmental or quasi- governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) or in the interpretation, promulgation, implementation or administration thereof by any Governmental or quasi-Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, including, notwithstanding the foregoing, all requests, rules, guidelines or directives (x) in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act or (y) promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States or foreign financial regulatory authorities, in each case of clauses (x) and (y), regardless of the date enacted, adopted, issued, promulgated or implemented, or compliance by any Bank or applicable Lending Installation with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency. “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute, together with regulations thereunder. “Collateral Agent” means U.S. Bank National Association, as collateral agent under the Pledge Agreement and under the Intercreditor Agreement.

10 “Commitment” means the maximum unpaid principal amount of the Loans and Letter of Credit Obligations of all Banks which may from time to time be outstanding hereunder, being as of the date hereof $500,000,000, as the same may be increased from time to time pursuant to Section 2.10 or reduced from time to time pursuant to Section 4.3, or, if so indicated, the maximum unpaid principal amount of Loans and participation in Letters of Credit and Swing Line Loans of any Bank which may from time to time be outstanding hereunder (which amounts are set forth on Schedule 1.1 hereto or in the relevant Assignment and Assumption Agreement for such Bank) and, as the context may require, the agreement of each Bank to make Loans to the Borrowers and to issue (for the Agent) or participate in (for the Banks) the Letters of Credit subject to the terms and conditions of this Agreement up to its Commitment. “Commitment Fees” is defined in Section 3.2. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. §1 et seq.), as amended from time to time, and any successor statute. “Compliance Certificate” means a certificate in the form of Exhibit B, duly completed and signed by a Responsible Officer of the Company, which certificate shall include, without limitation, supporting detail evidencing compliance with the applicable covenants addressed therein. “Consolidated Assets” means the book value of the assets, net of reserves, of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP (subject to the GAAP conventions set forth in Section 1.2) (but after giving effect, without duplication, to the elimination of the asset component of minority interests, if any, in such Subsidiaries). “Contingent Obligation” means, with respect to any Person at the time of any determination, without duplication, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or otherwise: (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any direct or indirect security therefor, (b) to purchase property, securities, Ownership Interests or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, (c) to maintain working capital, equity capital or other financial statement condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness or otherwise to protect the owner thereof against loss in respect thereof, or (d) entered into for the purpose of assuring in any manner the owner of such Indebtedness of the payment of such Indebtedness or to protect the owner against loss in respect thereof; provided, that the term “Contingent Obligation” shall not include endorsements for collection or deposit, in each case in the ordinary course of business, and shall not include earn-outs in connection with Permitted Acquisitions and other acquisitions not prohibited hereby. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

11 “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Daily Simple RFR” means, for any day (an “RFR Interest Day”), an interest rate per annum equal to, for any RFR Loan denominated in (i) Sterling, SONIA for the day that is 5 RFR Business Days prior to (A) if such RFR Interest Day is an RFR Business Day, such RFR Interest Day or (B) if such RFR Interest Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Interest Day and (ii) Swiss Francs, SARON for the day that is 5 RFR Business Days prior to (A) if such RFR Interest Day is an RFR Business Day, such RFR Interest Day or (B) if such RFR Interest Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Interest Day. “Daily Simple SOFR” means, for any day, an interest rate per annum equal to SOFR, with the conventions for this rate (which will include a lookback) being established by the Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Agent decides that any such convention is not administratively feasible for the Agent, then the Agent may establish another convention in its reasonable discretion. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any event which, with the giving of notice to the Company or lapse of time, or both, would constitute an Event of Default. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. § 252.81, 47.2 or 382.1, as applicable. “Defaulting Bank” means, subject to Section 2.11(b), any Bank that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days after the date such Loans were required to be funded hereunder unless such Bank notifies the Agent and the Company in writing that such failure is the result of such Bank’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied or waived, or (ii) pay to the Agent, the Swing Line Bank or any other Bank any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two (2) Business Days after the date when due, (b) has notified any Borrower, the Agent or the Swing Line Bank in writing that it does not intend to comply with its funding obligations hereunder, or has

12 made a public statement to that effect (unless such writing or public statement relates to such Bank’s obligation to fund a Loan hereunder and states that such position is based on such Bank’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Agent or any Borrower, to confirm in writing to the Agent and such Borrower that it will comply with its prospective funding obligations hereunder (provided that such Bank shall cease to be a Defaulting Bank pursuant to this clause (c) upon receipt of such written confirmation by the Agent and such Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets (other than an Undisclosed Administration), including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Bank shall not be a Defaulting Bank solely by virtue of the ownership or acquisition of any equity interest in that Bank or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Bank with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Bank (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Bank. Any determination by the Agent that a Bank is a Defaulting Bank under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Bank shall be deemed to be a Defaulting Bank (subject to Section 2.11(b)) upon delivery of written notice of such determination to the Company, the Swing Line Bank and each Bank. “Determination Date” has the meaning provided in the definition of Term SOFR Screen Rate. “Dollar” and “$” mean lawful currency of the United States. “Dollar Equivalent” means (a) for any amount denominated in Dollars, such amount, and (b) for any amount denominated in an Alternative Currency at any date, the equivalent in such currency of such amount of Dollars, calculated on the basis of the arithmetic mean of the buy and sell spot rates of exchange of the Agent in the market where the Agent’s foreign exchange operations in respect of such Alternative Currency are then being conducted for such Alternative Currency at or about 11:00 a.m. (local time) two (2) Business Days prior to the date on which such amount is to be determined, rounded up to the nearest amount of such Alternative Currency as determined by the Agent from time to time; provided, however, that if at the time of any such determination, for any reason, no such spot rate is being quoted by the Agent, the Agent may use any reasonable method it deems appropriate to determine such amount, including without limitation quotations by other financial institutions, and such determination shall be conclusive absent manifest error. “Domestic Subsidiary” means a Subsidiary organized under the laws of the United States, one of the States of the United States or the District of Columbia.

13 “E-SIGN” means the Federal Electronic Signatures in Global and National Commerce Act, as amended from time to time, and any successor statute, and any regulations promulgated thereunder from time to time. “EBITDA” means, for any period of determination, the consolidated net income of the Company and its Subsidiaries, plus, to the extent subtracted in determining consolidated net income and without duplication, (i) Interest Expense, (ii) depreciation, (iii) amortization, (iv) income tax expense, (v) extraordinary, non-operating or non-cash charges and expenses (including but not limited to non-cash stock compensation expense, non-cash pension expense, work force reduction or other restructuring charges, and transaction costs, fees, and charges incurred in connection with the acquisition of any substantial portion of the Ownership Interests or assets of, or a line of business or division of, another Person, including any merger or consolidation with such Person), minus (a) extraordinary, non-operating or non-cash gains and income (including, without limitation, extraordinary or nonrecurring gains, gains from the discontinuance of operations and gains arising from the sale of assets other than inventory) and (b) required cash contributions to pension plans, all as determined in accordance with GAAP (subject to the GAAP conventions set forth in Section 1.2). For purposes of calculating EBITDA, with respect to any period of determination, (i) Permitted Acquisitions that have been made by the Company and its Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the period of determination shall be deemed to have occurred on the first day of the period of determination; provided that only the actual historical results of operations of the Persons so acquired, without adjustment for pro forma expense savings or revenue increases, shall be used for such calculation; and provided, further, that the EBITDA of the Person so acquired attributable to discontinued operations, as determined in accordance with GAAP (subject to the GAAP conventions set forth in Section 1.2), and operations or businesses disposed of prior to the end of such period of determination, shall be excluded, and (ii) dispositions that have been made by the Company and its Subsidiaries during the period of determination shall be deemed to have occurred on the first day of the period of determination; provided that the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) attributable to the property that is the subject of such disposition for such period or increased by an amount equal to the EBITDA (if negative) attributable thereto for such period. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

14 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute, together with regulations thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is a member of a group of which the Company is a member and which is treated as a single employer under Section 414 of the Code. “ERISA Event” means one of the following that, alone or together with any other event described in clauses (i) through (vii) that have occurred, could reasonably be expected to result in an Adverse Event or the imposition of a Lien under Title IV of ERISA: (i) the institution by the Company or any ERISA Affiliate of steps to terminate any Plan if in order to effectuate such termination, the Company or any ERISA Affiliate would be required to make a contribution to such Plan, or would incur a liability or obligation to such Plan, if such contribution or such liability or obligation would constitute an Adverse Event, (ii) the institution by the PBGC of steps to terminate any Plan, (iii) the Company or any ERISA Affiliate fails to make a contribution payment to a Plan on or before the applicable due date which could result in the imposition of a Lien under Section 430(k) of the Code or Section 303(k) of ERISA, (iv) the occurrence of any Reportable Event, (v) the failure of any Plan to satisfy the “minimum funding standard”, as defined in Section 412(a) of the Code or Section 302(a) of ERISA for a plan year, whether or not waived, (vi) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, or (vii) the incurrence by the Company or any ERISA Affiliates of any withdrawal liability under ERISA, or the receipt by the Company or any ERISA Affiliate of any notice that a multiemployer plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “EURIBOR Advance” means an Advance designated as such in a notice of borrowing under Section 2.3 or a notice of continuation or conversion under Section 2.4. “EURIBOR Screen Rate” means, for the relevant Interest Period, the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the applicable Reuters screen (or any applicable replacement Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Reuters as published at approximately 11:00 a.m. Brussels time two TARGET Days prior to the commencement of such Interest Period. If such page or service ceases to be available, the Agent may specify another page or service displaying the relevant rate after consultation with the Company. “Euro” and “EUR” means the single currency of the participating member states of the European Union. “Event of Default” means any event described in Section 10.1. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

15 “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and only to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), including by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal. “Excluded Taxes” means, in the case of each Bank or applicable Lending Installation and the Agent, (i) Taxes imposed on its overall net income, franchise Taxes, and branch profits Taxes imposed on it, by the respective jurisdiction under the laws of which such Bank or the Agent is incorporated or is organized or in which its principal executive office is located or, in the case of a Bank, in which such Bank’s applicable Lending Installation is located, (ii) in the case of a Non- U.S. Bank, any withholding tax that is imposed on amounts payable to such Non-U.S. Bank pursuant to the laws in effect at the time such Non-U.S. Bank becomes a party to this Agreement or designates a new Lending Installation, except in each case to the extent that, pursuant to Section 5.6(a), amounts with respect to such Taxes were payable either to such Bank’s assignor immediately before such Bank became a party hereto or to such Bank immediately before it changed its Lending Installation, (iii) Taxes attributable to the Non-U.S. Bank’s failure to comply with Section 5.6(f), and (iv) any U.S. federal withholding taxes imposed by FATCA. “Existing Credit Agreement” means the Credit Agreement, dated as of May 23, 2011, by and among the Company, certain of its Affiliates, the lenders party thereto, and U.S. Bank as the administrative agent thereunder, as amended or modified prior to its amendment and restatement as of the date hereof. “Existing Letters of Credit” means the Letters of Credit set forth on Schedule 1.2 hereto, which were issued under the credit agreement described under Section 6.2(b), but from and after the date upon which the conditions precedent to initial Loans set forth in Section 6.2 are satisfied, shall be deemed to be outstanding under this Agreement. “Extended Termination Date” is defined in Section 2.14(a). “Extension” is defined in Section 2.14(a). “Extension Amendments” is defined in Section 2.14(d). “Extension Offer” is defined in Section 2.14(a). “FATCA” means Sections 1471 through 1474 of the Code, as of the date hereof (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, and any agreement entered into pursuant to Section 1471(b)(1) of the Code.

16 “Federal Funds Effective Rate” means, for any day, the greater of (a) zero percent (0.0%) and (b) the rate per annum calculated by the NYFRB based on such day’s federal funds transactions by depository institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Minneapolis time) on such day on such transactions received by the Agent from three (3) Federal funds brokers of recognized standing selected by the Agent in its sole discretion. “Fee Letters” has the meaning set forth in Section 3.4. “First-Tier Foreign Subsidiary” means a Foreign Subsidiary, the stock or other Ownership Interests of which are held by the Company or by a Domestic Subsidiary. “Fixed Termination Date” means March 25, 2026. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Screen Rate, the Adjusted EURIBOR Rate, Adjusted TIBOR Rate, each Adjusted Daily Simple RFR, or each Adjusted Other Interest Rate. As of the Amendment No. 1 Effective Date, the Floor equals 0% for all interest rate determinations. “Foreign Subsidiary” means a Subsidiary other than a Domestic Subsidiary. “Fronting Exposure” means, at any time there is a Defaulting Bank, (a) with respect to the Letters of Credit, such Defaulting Bank’s ratable share of the Letter of Credit Obligations with respect to Letters of Credit issued by the Agent other than Letter of Credit Obligations as to which such Defaulting Bank’s participation obligation has been reallocated to other Banks or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Bank, such Defaulting Bank’s ratable share of outstanding Swing Line Loans made by the Swing Line Bank other than Swing Line Loans as to which such Defaulting Bank’s participation obligation has been reallocated to other Banks. “GAAP” means generally accepted accounting principles as in effect from time to time in the United States. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervisory Practices or any successor or similar authority to any of the foregoing).

17 “Guarantors” means each Subsidiary of the Company that executes and delivers a Guaranty in favor of the Agent and the Banks either at the time of execution of this Agreement or at any time hereafter pursuant to Section 8.11. “Guarantied Obligations” is defined in Section 11.1. “Guaranty” means a Guaranty of a Guarantor in favor of the Agent and the Banks, in the form of Exhibit C hereto duly completed for each Guarantor, as the same may be amended, supplemented or restated from time to time. “Hedging Obligations” means any and all obligations and exposure of the Company and its Subsidiaries under (a) any and all agreements, devices or arrangements designed to protect the Company or any Subsidiary from the fluctuations of interest rates or currencies, including interest rate or foreign exchange agreements, interest rate or currency cap or collar protection agreements, and interest rate and currency options, puts and warrants, determined on a net, mark-to-market basis, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing. “Highest Lawful Rate” shall mean, on any day, the maximum non-usurious rate of interest permitted for that day by applicable federal or state law stated as a rate per annum. “Incremental Term Loan” is defined in Section 2.10. “Indebtedness” means, with respect to any Person at the time of any determination, without duplication: (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid or accrued, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services, except trade accounts payable and accrued expenses arising in the ordinary course of business and except earn-outs and similar obligations, (f) all Indebtedness of others secured by any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Capitalized Lease obligations of such Person, (h) all Hedging Obligations of such Person, (i) all obligations of such Person, actual or contingent, as an account party in respect of letters of credit or bankers’ acceptances, except for letters of credit and bankers’ acceptances supporting the purchase or sale of goods in the ordinary course of business, (j) all Indebtedness of any partnership or joint venture as to which such Person is or may become personally liable, (k) all obligations of such Person under any Ownership Interests issued by such Person which cease to be considered Ownership Interests in such Person, and (1) all Contingent Obligations (except for letters of credit, bankers’ acceptances, performance bonds and similar instruments supporting the purchase or sale of goods in the ordinary course of business) of such Person. Non-recourse Indebtedness of such Person shall be deemed Indebtedness, but only to the extent of the lower of the book value of such Indebtedness or the fair market value of the property securing such Indebtedness. In no event shall obligations under operating leases (as determined by GAAP as in effect on the date hereof, without regard to any change to FASB ASC 840) be deemed Indebtedness.

18 “Indemnified Taxes” means Taxes imposed on or with respect to any payment made by or on account of any obligation of any Borrower or Guarantor under any Loan Document, other than Excluded Taxes and Other Taxes. “Intercreditor Agreement” means the Amended and Restated Intercreditor and Collateral Agency Agreement, dated as of April 17, 2020, by and among the Collateral Agent, the Agent, on behalf of the Banks, the Senior Noteholders, and such other Senior Creditors as may from time to time become parties thereto, in the form of Exhibit H hereto duly completed, as the same may be amended, supplemented or restated from time to time. “Interest Coverage Ratio” means, as of any date, the ratio, calculated for the period of four consecutive fiscal quarters then ended on a consolidated basis for the Company and its Subsidiaries in accordance with GAAP (subject to the GAAP conventions set forth in Section 1.2), of (a) EBITDA for such period to (b) Interest Expense for such period. “Interest Expense” means, for any period of determination, the aggregate consolidated amount, without duplication, of interest expense determined in accordance with GAAP (subject to the GAAP conventions set forth in Section 1.2), excluding amortization of financing fees to the extent included in interest expense, but specifically including (a) all but the principal component of payments in respect of conditional sale contracts, Capitalized Leases and other title retention agreements, (b) commissions, discounts and other fees and charges with respect to letters of credit and bankers’ acceptance financings and (c) Hedging Obligations, in each case determined in accordance with GAAP (subject to the GAAP conventions set forth in Section 1.2). Notwithstanding the foregoing, for the first four fiscal quarters following the consummation of a Material Acquisition, Interest Expense shall be adjusted, on a basis acceptable to the Agent, to give effect to any such acquisition as if it had occurred on the first day of the measurement period. “Interest Period” means, with (a) respect to Term SOFR Advances, a period of one, three, or six months, (b) with respect to EURIBOR Advances or TIBOR Advances, a period of one or three months, (c) if denominated in any other Alternative Currency (other than Sterling and Swiss Francs, which are subject to provisions governing RFR Advances), such period as shall be agreed to for each Alternative Currency by the Company, the Agent and the Banks (which period may follow one of the Interest Period conventions set forth in clauses (a) or (b) or those governing RFR Advances), in each case commencing on a Business Day selected by the applicable Borrower of such Advance pursuant to this Agreement. Any Interest Period shall end on the day which corresponds numerically to such date one, three, or six months (or other relevant period) thereafter, as applicable; provided, however, that if there is no such numerically corresponding day in such next, third, or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, third, or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day. No Interest period shall extend beyond the Fixed Termination Date. Notwithstanding anything to the contrary set forth herein, as a result of a Benchmark Replacement, an Advance may no longer correspond with an Interest Period, and this definition of Interest Period shall be modified pursuant to Benchmark Replacement Conforming Changes to address such change. For the avoidance of doubt, interest

19 accruing in respect of Swing Line Loans shall be due and payable on such dates as agreed to by the Company and the Swing Line Bank. “Investment” means the acquisition, purchase, making or holding of any stock or other security, any loan, advance, contribution to capital, extension of credit (except for trade and customer accounts receivable for inventory sold or services rendered in the ordinary course of business and payable in accordance with customary trade terms), any acquisitions of real or personal property (other than real and personal property acquired in the ordinary course of business) and any purchase of or commitment or option to purchase stock or other debt or equity securities of or any interest in another Person or any integral part of any business or the assets comprising such business or part thereof. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment. “Investment Policies” means the Company’s Excess Cash Investment Policy, effective as of October 1, 2010, copies of which have been furnished to the Banks, without giving effect to any changes thereto unless such changes have been consented to in writing by the Agent, given with the consent of the Required Banks. “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “Lending Installation” means, with respect to a Bank or the Agent, the office, branch, subsidiary or affiliate of such Bank or the Agent listed on the signature pages hereof or otherwise selected by such Bank or the Agent. “Letters of Credit” has the meaning set forth in Section 2.7. “Letter of Credit Agreements” has the meaning set forth in Section 2.7. “Letter of Credit Defeasance Conditions” means, for each Letter of Credit, that the Agent has received from the Company either (i) cash collateral in the full face amount of such Letter of Credit to hold in accordance with the terms of Section 10.3, plus a Fee Reserve to be held by the Agent for application to the items described below (with any excess being returned to the Company upon expiry or final drawing of such Letter of Credit), or (ii) a direct pay letter of credit (and not a standby letter of credit) issued by an issuer reasonably acceptable to the Agent, permitting the Agent to draw the full amount of any drawing under such Letter of Credit (including any amount that might be reinstated for drawing after drawn) and permitting drawing in the amount of the Fee Reserve. For such purpose, the “Fee Reserve” amount shall equal the sum of (i) routine expenses, such as drawing fees, that the Agent reasonably determines might be applicable to such Letter of Credit, plus (ii) Letter of Credit Fees that would apply to such Letter of Credit if it remained outstanding until its expiry date. “Letter of Credit Fees” has the meaning set forth in Section 2.7.

20 “Letter of Credit Obligations” means the aggregate amount of all possible drawings under all Letters of Credit plus all amounts drawn under any Letter of Credit and not reimbursed by the Company under the applicable Letter of Credit Agreement (whether from a borrowing of Loans as provided in Section 2.7(c)(iii) or otherwise). “Lien” means any security interest, mortgage, pledge, lien, hypothecation, judgment lien or similar legal process, charge, encumbrance, title retention agreement or analogous instrument or device (including, without limitation, the interest of the lessors under Capitalized Leases and the interest of a vendor under any conditional sale or other title retention agreement). “Loan Documents” means this Agreement, the Notes, each Guaranty, each Pledge Agreement, each Letter of Credit Agreement, each Borrowing Subsidiary Agreement, the Fee Letters, the Intercreditor Agreement, and each other instrument, document, guaranty, security agreement, mortgage, or other agreement executed and delivered by any Borrower or any guarantor or party granting security interests, in each case in connection with this Agreement, the Loans or any collateral for the Loans. “Loan Parties” means the Borrowers and the Guarantors. “Loans” means the Revolving Loans and the Swing Line Loans. “Material Acquisition” means a Permitted Acquisition by the Company or a Subsidiary where total consideration for such acquisition exceeds $25,000,000. “Material Financings” means (i) the Senior Notes and the Senior Note Agreements, and (ii) any working capital facility of the Company providing for a revolving line of credit or note offering or note issuance of the Company (including one resulting in Indebtedness held by Senior Creditors) having an aggregate stated principal amount of at least $25,000,000. In no event shall the credit provided pursuant to this Agreement be deemed a Material Financing. “Material Foreign Subsidiary” means any Foreign Subsidiary that is a Material Subsidiary. “Material Subsidiary” means any Subsidiary designated as such by the Company to the Agent from time to time, and in any case in each quarterly Compliance Certificate; provided, that if, upon delivery of the annual or quarterly consolidated financial statements of the Company under Section 8.1(a) or (b), the book value (net of reserves) of the assets of all Subsidiaries that are not Material Subsidiaries (determined based on the consolidated quarterly or annual balance sheet of the Company and its Subsidiaries, but after giving effect, without duplication, to the elimination of the asset component of minority interests, if any in such Subsidiaries) shall exceed 15% of Consolidated Assets as determined based on such quarterly or annual balance sheet, the Company shall: (a) promptly designate an additional Material Subsidiary or additional Material Subsidiaries so that, after giving effect to such designation, such requirement shall have been met, and (b) comply, and cause such additional Material Subsidiary or Material Subsidiaries to comply, with the requirements of Section 8.11 promptly thereafter (and in any case within 45 days after delivery of the relevant annual or quarterly financial statements). So long as (a) no Event of Default has occurred and is continuing, (b) removal of the Material Subsidiary designation of a Subsidiary will not cause the book value of the assets of all Subsidiaries that are not Material Subsidiaries to exceed 15% of Consolidated Assets as of the date of such removal and (c) such

21 Material Subsidiary is not a “Material Subsidiary” under the Senior Note Agreements (or the designation of such Subsidiary as a “Material Subsidiary” is concurrently being removed), the Company may remove the Material Subsidiary designation of such Subsidiary. No Subsidiary may be designated as a Borrowing Subsidiary that is not a Material Subsidiary; provided, however, that if there are no Loans outstanding to a Subsidiary that had been a Borrowing Subsidiary, the Company is permitted not to designate such Subsidiary as a Material Subsidiary. Solely for purposes of making any determination under this definition, the book value (net of reserves) of any First-Tier Foreign Subsidiary shall be determined on a combined basis with the book value (net of reserves) of each Second-Tier Foreign Subsidiary in which such First-Tier Foreign Subsidiary directly or indirectly holds stock or other Ownership Interests, and the book value (net of reserves) of each Second-Tier Foreign Subsidiary shall in all other respects be disregarded. In no event shall any Second-Tier Foreign Subsidiary itself be deemed a Material Subsidiary. “Minimum Collateral Amount” means, with respect to a Defaulting Bank, at any time, (i) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 100% of the Fronting Exposure of the Agent with respect to such Defaulting Bank for all Letters of Credit issued and outstanding at such time and (ii) otherwise, an amount determined by the Agent in its sole discretion. “Non-Defaulting Bank” means, at any time, each Bank that is not a Defaulting Bank at such time. “Non-U.S. Bank” means a Bank that is not a United States person as defined in Section 7701(a)(30) of the Code. “Notes” means the Revolving Notes and the Swing Line Note. “NYFRB” means the Federal Reserve Bank of New York. “Obligations” means all obligations and liabilities of each Borrower to the Agent and the Banks under this Agreement and all other Loan Documents, including without limitation obligations to pay principal, interest, fees, expenses and other amounts, all Letter of Credit Obligations, and all Hedging Obligations of each Borrower to any of the Banks or their respective affiliates, including without limitation any such obligations that arise after the filing of a petition by or against any Borrower under the Bankruptcy Code, regardless of whether allowed as a claim in the resulting proceeding, even if the obligations do not accrue because of the automatic stay under Bankruptcy Code Section 362 or otherwise; provided, further, that “Obligations” shall exclude all Excluded Swap Obligations. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control, and any successor thereto. “Organizational Documents” means, for a Person that is (a) a corporation, its articles of incorporation and bylaws, (b) a limited liability company, any articles of formation, membership agreement, member control agreement or equivalent document, (c) limited or general partnership, any partnership agreement, and (d) any other form of entity, the equivalent documents, in each case together with all instruments, documents and agreements filed with any Governmental

22 Authority to establish such legal entity and any material instrument, document or agreement controlling the governance of such Person entered into by such Person. “Other Basic Interest Rate” means, with respect to a Loan in an Alternative Currency other than Euro, Swiss Francs, Yen or Sterling, the rate per annum agreed to by the Borrowers, the Agent and the Banks as applying to such Alternative Currency, which rate may be determined using an interest settlement rate for deposits in such Alternative Currency administered by a body selected by the Agent and agreed to by the Borrowers and the Banks, as such rate appears on the applicable Reuters or other agreed-upon screen (or such other commercially available source providing quotations of such Alternative Currency as may be designated by the Agent and agreed to by the Borrowers and the Banks from time to time) at the time and on the Business Day designated by the Agent and agreed to by the Borrowers and the Banks for deposits in the relevant currency (for delivery on the first day of the Interest Period applicable thereto or on the first day on which the applicable Loan is to be made, as the case may be) with a term, if applicable to such Alternative Currency, equivalent to the relevant Interest Period; provided, that if an agreed-upon screen (or any successor or substitute page) is not available to the Agent for any reason, the applicable Adjusted Other Interest Rate shall instead equal such rate as reported by such service as agreed to by the Borrowers, the Agent and the Banks; provided, further, that such alternative may be a central bank rate determined by the Agent and agreed to by the Borrowers and the Banks. “Other Interest Rate Advance” means an Advance designated as such in a notice of borrowing under Section 2.3 or a notice of continuation or conversion under Section 2.4. “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document. “Ownership Interest” means, for a Person that is (a) a corporation, its stock, (b) a limited liability company, its membership interest and any other interest in profits, (c) limited or general partnerships, its partnership interests (limited or general) or partnership (limited or general) accounts, (d) any other form of entity, the equivalent Ownership Interests of such Person. “Participant” is defined in Section 13.3(c). “Participant Register” is defined in Section 13.3(c). “Participation” is defined in Section 13.3(c). “Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)). “Payment Date” means the Termination Date, plus (a) the last day of each Interest Period for each Advance where interest accrues using Interest Periods and, if an Interest Period is in excess of three months, the day three months after the first day of such Interest Period; (b) each date that is on the numerically corresponding day in each calendar month that is one month after the date such Loan is made, if such Loan is an RFR Loan or an Other Interest Rate Loan that does

23 not accrue interest using Interest Periods (or, if there is no such numerically corresponding day in such month, then the last day of such month), (c) the day that such Loan is required to be repaid, with respect to any Swing Line Loan, or such other day as agreed to by the Company and the Swing Line Bank, and (d) the first day of each month in respect of the immediately preceding month for each Base Rate Advance and for any fees including, without limitation, Commitment Fees (by way of example, June 1st for the month of May), except that the Letter of Credit Fees and other fees payable to the Agent in respect of Letters of Credit shall be payable as provided in Section 2.7(c)(v). “PBGC” means the Pension Benefit Guaranty Corporation, established pursuant to Subtitle A of Title IV of ERISA, and any successor thereto or to the functions thereof. “Percentage” means, as to any Bank, the proportion, expressed as a percentage, that such Bank’s Commitment bears to the total Commitments of all Banks; provided, that when a Defaulting Bank shall exist, “Percentage” shall mean the percentage of the total Commitments (disregarding any Defaulting Bank’s Commitment) represented by such Bank’s Commitment (except that no Bank is required to fund or participate in Revolving Loans, Swing Line Loans or Letters of Credit to the extent that, after giving effect thereto, the aggregate amount of its outstanding Revolving Loans and funded or unfunded participations in Swing Line Loans and Letters of Credit would exceed the amount of its Commitment (determined as though no Defaulting Bank existed)). “Permitted Acquisition” means the acquisition by the Company or a Subsidiary of all or substantially all of the Ownership Interests or assets of any other Person (including by merger) or of all or substantially all of the assets of a division, business unit, product line or line of business of any other Person, provided that (a) following such acquisition, the Company shall be in compliance with Section 9.4 hereof, (b) such acquisition shall occur at a time that no Event of Default shall have occurred and continued hereunder and no Event of Default shall result therefrom, (c) if it is an acquisition of Ownership Interests and a new Material Subsidiary is thereby created, such Material Subsidiary shall become a Guarantor or the Company or Subsidiary that is the owner thereof shall have pledged the Ownership Interest thereof, if so required by Section 8.11 hereof, (d) such acquisition shall be consummated on a non-hostile basis and shall have been approved by the board of directors (or similar governing body) of any Person acquired, and (e) in connection with any Permitted Acquisition for which the purchase consideration equals or exceeds $200,000,000, the Company shall have furnished to the Agent a certificate signed by a Responsible Officer demonstrating in reasonable detail pro forma compliance with the financial covenants contained in Sections 9.9, 9.10 and 9.11 for the applicable calculation period, in each case, calculated as if such acquisition, including the consideration therefor, had been consummated on the first day of such period. “Person” means any natural person, corporation, limited liability company, partnership, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity. “Plan” means an employee benefit plan or other plan, maintained for employees of the Company or of any ERISA Affiliate, and subject to Title IV of ERISA or Section 412 of the Code.

24 “Pledge Agreement” means a Pledge Agreement by and among the Company, certain Subsidiaries thereof from time to time parties thereto, and the Collateral Agent, in the form of Exhibit E hereto duly completed, as the same may be amended, supplemented or restated from time to time. “Prime Rate” means the rate of interest from time to time announced by the Agent as its “prime rate.” For purposes of determining any interest rate which is based on the Prime Rate, such interest rate shall be adjusted each time that the prime rate changes. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as amended from time to time. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D). “QFC Credit Support” is defined in Section 13.17. “Reference Time” means with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Screen Rate, 10:00 a.m. (Central time) on the day that is two Business Days preceding the date of such setting, (2) if such Benchmark is the EURIBOR Screen Rate, 11:00 a.m. Brussels time two TARGET Days preceding the date of such setting, (3) if the RFR for such Benchmark is SONIA, then 4 RFR Business Days prior to such setting, (4) if the RFR for such Benchmark is SARON, then 4 RFR Business Days prior to such setting, (5) if such Benchmark is the TIBOR Screen Rate, 11:00 a.m. Japan time two Business Days preceding the date of such setting, or (6) if such Benchmark is none of the Term SOFR Screen Rate, the EURIBOR Screen Rate, SONIA, SARON, or the TIBOR Screen Rate, the time determined by the Agent in its reasonable discretion. “Relevant Governmental Body” means (i) with respect to a Benchmark Replacement in respect of Loans denominated in Dollars, the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto, (ii) with respect to a Benchmark Replacement in respect of Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (iii) with respect to a Benchmark Replacement in respect of Loans denominated in Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto, (iv) with respect to a Benchmark Replacement in respect of Loans denominated in Swiss Francs, the Swiss National Bank, or a committee officially endorsed or convened by the Swiss National Bank or, in each case, any successor thereto, (v) with respect to a Benchmark Replacement in respect of Loans denominated in Yen, the Bank of Japan, or a committee officially endorsed or convened by the Bank of Japan or, in each case, any successor thereto, and (vi) with respect to a Benchmark Replacement in respect of Loans denominated in any other currency, (a) the central bank for the currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement or (b) any working group or committee officially endorsed or convened by (1) the central bank for the currency in which such Benchmark Replacement is denominated, (2) any central bank or other

25 supervisor that is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement, (3) a group of those central banks or other supervisors or (4) the Financial Stability Board or any part thereof. “Relevant Rate” means (i) with respect to any Advance denominated in Dollars, Term SOFR, (ii) with respect to any Advance denominated in Euros, the EURIBOR Screen Rate, (iii) with respect to any Advance denominated in Yen, the TIBOR Screen Rate, (iv) with respect to any Advance denominated in Sterling or Swiss Francs, the applicable Daily Simple RFR, as applicable, and (v) with respect to any Alternative Currency, other than Euros, Sterling or Swiss Francs, the applicable Adjusted Other Interest Rate. “Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulations issued and in effect as of the date of this Agreement has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided that a material failure to meet the minimum funding standard of Section 412 of the Code and Section 302 of ERISA shall be a reportable event regardless of the issuance of any such waivers in accordance with Section 412(c) of the Code. “Required Banks” means those Banks whose total Percentage exceeds 50%, or if no Commitments remain in effect, whose share of principal of the Loans exceeds 50% of the aggregate outstanding principal of all Loans. The pro rata portion of the Commitments of any Defaulting Bank shall be disregarded in determining Required Banks at any time. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Employee” means any executive officer of the Company or any employee managing treasury functions of the Company. “Responsible Officer” means as to the Company, the chief executive officer, chief operating officer, chief accounting officer, president, chief financial officer or treasurer (or any Person designated by any such officer of the Company as a Responsible Officer for purposes hereof and approved in writing by the Agent in its reasonable discretion), but in any event, with respect to financial matters, the chief accounting officer, chief financial officer or treasurer (or any Person designated by any such officer of the Company as a Responsible Officer for purposes hereof and approved in writing by the Agent in its reasonable discretion). “Revaluation Date” means with respect to any Revolving Loan denominated in an Alternative Currency: (i) each date of a borrowing of a Revolving Loan denominated in an Alternative Currency, (ii) the last day of the Interest Period of each Advance in an Alternative Currency, and if so requested by the Agent, if such Interest Period shall exceed 3 months, days falling on 3 month intervals after the first day of such Interest Period, and (iii) after the occurrence and during the continuance of an Event of Default, such additional dates as the Agent shall determine or the Required Banks shall require. “Revolving Loans” has the meaning set forth in Section 2.1(a).

26 “Revolving Notes” means any promissory note evidencing Revolving Loans delivered under Section 2.5. “RFR” means, for any RFR Loan denominated in (a) Sterling, SONIA and (b) Swiss Francs, SARON. “RFR Advance” means, as to any Advance, the RFR Loans comprising such Advance. “RFR Business Day” means, for any Loan denominated in (a) Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London and (b) Swiss Francs, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for the settlement of payments and foreign exchange transactions in Zurich. “RFR Interest Day” has the meaning specified in the definition of “Daily Simple RFR”. “RFR Loan” means a Revolving Loan that bears interest at a rate based on the Adjusted Daily Simple RFR, as the applicable rate is selected pursuant to Section 2.3 or 2.4, as the case may be. “Risk-Based Capital Guidelines” means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States, including transition rules, and, in each case, any amendments to such regulations. “Sanctioned Country” means a region, country or territory which is itself (or whose government is) the subject to Sanctions, which, as of the Amendment No. 1 Effective Date, are the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Kherson region of Ukraine, the Zaporizhzhia region of Ukraine, the Crimea Region of Ukraine, Cuba, Iran, North Korea and Syria. “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, any EU member state or His Majesty’s Treasury of the United Kingdom, (b) an agency of the government of a Sanctioned Country, (c) any Person operating, organized or resident in a Sanctioned Country or (d) any Person controlled by any such Person. “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom. “SARON” means, with respect to any Business Day, a rate per annum equal to the Swiss Average Rate Overnight for such Business Day published by the SARON Administrator on the SARON Administrator’s Website. “SARON Administrator” means SIX Swiss Exchange AG (or any successor administrator of the Swiss Average Rate Overnight).

27 “SARON Administrator’s Website” means SIX Swiss Exchange AG’s website, currently at https://www.six-group.com, or any successor source for the Swiss Average Rate Overnight identified as such by the SARON Administrator from time to time. “Screen” has the meaning provided in the definition of Term SOFR Screen Rate. “Second-Tier Foreign Subsidiary” means a Foreign Subsidiary other than a First-Tier Foreign Subsidiary. “Secured Indebtedness” means Indebtedness secured by a Lien on the assets or revenues of the Company or any Subsidiary; provided, however, that Secured Indebtedness shall not include (i) the Obligations, (ii) Indebtedness evidenced by the Senior Notes and the Senior Note Agreements for so long as such Indebtedness and the Senior Noteholders remain subject to the Intercreditor Agreement and (iii) Indebtedness owing to Senior Creditors for so long as such Indebtedness and the holders thereof remain subject to the Intercreditor Agreement. “Senior Creditor” means any Person that (i) from time to time extends credit to the Company that is not subordinate or junior in right of payment or Lien priority to the Obligations, (ii) extends credit that constitutes a Material Financing and (iii) becomes a party to and is bound by the terms of the Intercreditor Agreement (including, without limitation, all limitations set forth therein). “Senior Note Agreements” means (i) the Note Agreement, dated as of March 11, 2011, evidencing a $300,000,000 note facility, by and among the Company, The Prudential Life Insurance Company of America and certain other Senior Noteholders from time to time party thereto, (ii) the Master Note Agreement, dated as of January 29, 2020, setting forth certain terms with respect to a $200,000,000 note facility, by and among the Company, NYL Investors LLC and certain other Senior Noteholders from time to time party thereto, and (iii) one or more other Note Agreements executed from time to time by and among the Company and the Senior Noteholders party thereto, so long as the aggregate principal amount of the loans advanced under such Note Agreements does not exceed $75,000,000, in each case together with the agreements, documents and instruments delivered together therewith, and in each case as each of the same may be amended, restated, supplemented, or modified from time to time, or as the same may be refinanced or replaced from time to time. “Senior Noteholders” means the holders of the Senior Notes. “Senior Notes” means the notes from time to time issued pursuant to a Senior Note Agreement. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website. “SOFR Adjustment” means, with respect to the adjustment of any SOFR-based Benchmark, 0.10%.

28 “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SONIA” means, with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator’s Website on the immediately succeeding Business Day. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “Stated Rate” is defined in Section 3.5. “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Agent is subject with respect to the Adjusted EURIBOR Rate or the Adjusted TIBOR Rate, as applicable, for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D) or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans. Such reserve percentage shall include those imposed pursuant to Regulation D. Loans for which the associated Benchmark is adjusted by reference to the Statutory Reserve Rate (per the related definition of such Benchmark) shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Bank under Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Sterling” means the lawful currency of the United Kingdom. “Subsidiary” means any Person of which or in which the Company and its other Subsidiaries own directly or indirectly 50% or more of: (a) the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such Person, if it is a corporation, (b) the capital interest or profit interest of such Person, if it is a partnership, joint venture or similar entity, or (c) the beneficial interest of such Person, if it is a trust, association or other unincorporated organization. Each Borrowing Subsidiary shall be deemed a “Subsidiary” hereunder at all times that it is a Borrower hereunder and has not been excluded from the Material Subsidiaries by the Company (as provided in the definition of “Material Subsidiaries”), even if at any time it shall cease to be a Subsidiary under the foregoing sentence.

29 “swap” means any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Swap Counterparty” means, with respect to any swap with the Agent or any other Bank or any affiliate of any of the foregoing, any Person or entity that is or becomes a party to such swap. “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any swap between the Agent or any other Bank or any affiliate of any of the foregoing and one or more Swap Counterparties. “Swing Line Bank” means U.S. Bank National Association. “Swing Line Loans” means the Loans described in Section 2.1(b). “Swing Line Note” means any promissory note of the Company evidencing Swing Line Loans delivered under Section 2.5. “Swing Line Participation Amount” is defined in Section 2.8(b). “Swing Line Sublimit” means the maximum unpaid principal amount of the Swing Line Loans which may from time to time be borrowed hereunder, being initially $50,000,000, and, as the context may require, the agreement of the Swing Line Bank to make the Swing Line Loans to the Company subject to the terms and conditions of this Agreement. “Swiss Franc” means the lawful currency of Switzerland. “TARGET” means Trans-European Automated Real-time Gross Settlement Express Transfer payment system. “TARGET Day” means any day on which TARGET is open for settlement of payments in Euro. “Taxes” means any and all present or future taxes, duties, levies, imposts, deductions, fees, assessments, charges or withholdings, and any and all liabilities with respect to the foregoing, including interest, additions to tax and penalties applicable thereto. “Term SOFR” means the rate per annum determined by the Agent as the forward-looking term rate based on SOFR. “Term SOFR Administrator” means CME Group Benchmark Administration Ltd. (or a successor administrator of Term SOFR). “Term SOFR Administrator’s Website” means https://www.cmegroup.com/market- data/cme-group-benchmark-administration/term-sofr, or any successor source for Term SOFR identified as such by the Term SOFR Administrator from time to time.

30 “Term SOFR Advance” means an Advance designated as such in a notice of borrowing under Section 2.3 or a notice of continuation or conversion under Section 2.4. “Term SOFR Screen Rate” means, for the relevant Interest Period, the Term SOFR rate quoted by the Agent from the Term SOFR Administrator’s Website or the applicable Bloomberg screen (or other commercially available source providing such quotations as may be selected by the Agent from time to time) (the “Screen”) for such Interest Period, which shall be the Term SOFR rate published two Business Days before the first day of such Interest Period (such Business Day, the “Determination Date”). If as of 5:00 p.m. (New York time) on any Determination Date, the Term SOFR rate has not been published by the Term SOFR Administrator or on the Screen, then the rate used will be that as published by the Term SOFR Administrator or on the Screen for the first preceding Business Day for which such rate was published on such Screen so long as such first preceding Business Day is not more than three (3) Business Days prior to such Determination Date; provided that if the Term SOFR Screen Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for purposes of this Agreement. “Termination Conditions” means that (a) the Commitments are irrevocably terminated in full, (b) the Company and any relevant Borrowing Subsidiary has irrevocably paid in full all Obligations and any other amount payable hereunder for which a claim has been made, (c) Letter of Credit Defeasance Conditions shall exist in respect of each Letter of Credit outstanding hereunder, and (d) neither the Company nor any Borrowing Subsidiary shall have any unpaid obligations or liabilities to the Agent or the Banks hereunder except for obligations and liabilities in respect of any indemnities or other provisions that survive termination of this Agreement and for which no claim shall have been made by the Agent or any Bank. “Termination Date” means the earliest of (a) the Fixed Termination Date, (b) the date on which the Commitments are terminated pursuant to Section 10.2 hereof or (c) the date on which the Commitments are reduced to zero pursuant to Section 4.3 hereof. “TIBOR Advance” means an Advance designated as such in a notice of borrowing under Section 2.3 or a notice of continuation or conversion under Section 2.4. “TIBOR Screen Rate” means the Tokyo interbank offered rate administered by the Ippan Shadan Hojin JBA TIBOR Administration (or any other person which takes over the administration of that rate) for the relevant currency and period displayed on page DTIBOR01 of the applicable Reuters screen (or, in the event such rate does not appear on such Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as selected by the Agent from time to time in its reasonable discretion) as published at approximately 11:00 a.m. Japan time two Business Days prior to the commencement of such Interest Period. “Type” means, with respect to any Advance, its nature as a Base Rate Advance, a Term SOFR Advance, a EURIBOR Advance, an RFR Advance, a TIBOR Advance or an Other Interest Rate Advance, and with respect to a Loan, its nature as a Base Rate Loan, a Term SOFR Loan, a EURIBOR Loan, a TIBOR Loan, an RFR Loan or an Other Interest Rate Loan.

31 “UETA” means the Uniform Electronic Transactions Act as in effect in the State of Minnesota, as amended from time to time, and any successor statute, and any regulations promulgated thereunder from time to time. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Undisclosed Administration” means in relation to a Bank the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Bank is subject to home jurisdiction supervision if applicable law requires that such appointment is not to be publicly disclosed. “United States Person” means any citizen, national or resident of the United States, any corporation or other entity created or organized in or under the laws of the United States or any political subdivision hereof or any estate or trust, in each case that is not subject to withholding of United States Federal income taxes or other taxes on payment of interest, principal or fees hereunder. “U.S. Bank” means U.S. Bank National Association, in its individual capacity and not as Agent hereunder. “Wholly-owned Subsidiary” means a Subsidiary of which all of the issued and outstanding Ownership Interests (other than nominal Ownership Interests required as a matter of law to be held by directors, officers or other Persons) are owned by the Company and/or one or more other Wholly-owned Subsidiaries within the meaning of this definition. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

32 “Yen” means the lawful currency of Japan. Section 1.2 Accounting Terms and Calculations. Except as may be expressly provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder (including, without limitation, determination of compliance with financial ratios and restrictions in Articles VIII and IX hereof) shall be made in accordance with GAAP. To the extent that any change in GAAP or the application thereof from the financial statements referred to in Section 7.5 hereof affects any computation or determination required to be made pursuant to this Agreement, such computation or determination shall be made as if such change in GAAP had not occurred unless the Company and the Required Banks agree in writing on an adjustment to such computation or determination to account for such change in GAAP or the application thereof. In the instance of such change, the Agent, Banks and Company shall negotiate in good faith to promptly agree to such adjustment. Any reference to “consolidated” financial terms shall be deemed to refer to those financial terms as applied to the Company and its Subsidiaries in accordance with GAAP. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having similar result or effect) to value any Indebtedness or other liabilities of the Company or any of its Subsidiaries at “fair value”, as defined therein. Section 1.3 Computation of Time Periods. In this Agreement, in the computation of a period of time from a specified date to a later specified date, unless otherwise stated the word “from” means “from and including” and the word “to” or “until” each means “to but excluding.” Section 1.4 Other Definitional Terms. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections, Exhibits, schedules and like references are to this Agreement unless otherwise expressly provided. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein) and (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws). Any reference herein to a Loan that is qualified by a rate of interest (for example, “Base Rate Loan”, “Term SOFR Loan”, “EURIBOR Loan”, “TIBOR Loan”, or “Other Interest Rate Loan”) means that such Loan accrues interest at such rate. For example, a Term SOFR Loan is a Loan that accrues interest using the Adjusted Term SOFR Screen Rate, and a EURIBOR Loan is a Loan that accrues interest using the Adjusted EURIBOR Rate. Section 1.5 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence,

33 such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time. Section 1.6 Term SOFR Notification.The interest rate on Term SOFR Advances is determined by reference to the Adjusted Term SOFR Screen Rate, which is derived from Term SOFR. Section 5.3 provides a mechanism for (a) determining an alternative rate of interest if Term SOFR is no longer available or in the other circumstances set forth in Section 5.3, and (b) modifying this Agreement to give effect to such alternative rate of interest. The Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to Term SOFR or other rates in the definition of Adjusted Term SOFR Screen Rate or with respect to any alternative or successor rate thereto, or replacement rate thereof (including any Benchmark Replacement), including without limitation, whether any such alternative, successor or replacement reference rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 5.3, will have the same value as, or be economically equivalent to, the Adjusted Term SOFR Screen Rate. The Agent and its affiliates or other related entities may engage in transactions that affect the calculation of Base Rate, Term SOFR, the Adjusted Term SOFR Screen Rate, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, the Adjusted Term SOFR Screen Rate, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Bank or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.7 Additional Alternative Currencies; Daily Simple SOFR. (a) The Company may from time to time request that Revolving Loans be made in a currency other than those specifically listed in the definition of “Alternative Currencies”; provided that such requested currency otherwise meets the requirements for an Alternative Currency. Any such request shall be made to the Agent (which shall promptly notify each Bank thereof) not later than 11:00 a.m. twenty Business Days prior to the date of the desired Advance. Each Bank shall notify the Agent, not later than 11:00 a.m. ten Business Days after receipt of such request whether it consents, in its sole discretion, to making Loans in such requested currency. Any failure by a Bank to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Bank to make Loans in such requested currency. If the Agent shall fail to obtain consent from all Banks to any such request, the Agent shall promptly so notify the Company. If all the Banks consent to making Loans in such requested currency, the Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder (a “Future Alternative Currency”). Interest on extensions of credit denominated in such Future Alternative Currencies may require interest rate determinations and calculations, including determinations of credit spread adjustments, as contemplated by the definition of Adjusted Other Interest Rate or which are not included in this Agreement as of the Amendment No. 1 Effective Date.

34 Notwithstanding the foregoing or anything to the contrary set forth herein, prior to any such Future Alternative Currency becoming available hereunder, the Borrowers and the Banks extending Loans in such Future Alternative Currencies shall amend this Agreement, on terms and conditions acceptable to all of them, as needed in order to include such interest rate mechanics. No Letter of Credit shall be issued in an Alternative Currency if Revolving Loans are not available in such currency. (b) If, after the designation by the Banks of any currency as an Alternative Currency, currency control or other exchange regulations are imposed in the country in which such currency is issued, or any other event occurs, in each case with the result that (i) such currency no longer exists, (ii) such currency is in the determination of the Agent, no longer readily available or freely traded, or (iii) a Dollar amount is, in the determination of the Agent, not readily calculable with respect to such currency, or (iv) such currency is no longer a currency in which the Required Bank are willing to make Loans (each of (i), (ii), (iii), (iv), a “Disqualifying Event”), then the Agent shall promptly notify the Bank and the Borrowers and such country’s currency shall no longer be an Alternative Currency until such time as the Disqualifying Event(s) no longer exist, but in any event within five (5) Business Days after receipt of such notice from the Agent, and the Borrowers shall repay all Loans made in the currency to which the Disqualifying Event applies in Dollars or convert such Loans into the Dollar Equivalent of Loans in Dollars, and all other amounts due and payable in such currency shall be converted into the Dollar Equivalent thereof and shall be paid in Dollars. (c) Daily Simple SOFR is included herein solely as an alternative Benchmark when Term SOFR is unavailable. So long as Term SOFR is available as a Benchmark, no Loan shall be made hereunder that accrues interest at Daily Simple SOFR. ARTICLE II TERMS OF LENDING Section 2.1 The Commitments. Subject to the terms and conditions hereof and in reliance upon the warranties of the Borrowers herein: (a) each Bank agrees, severally and not jointly, to make loans (each, a “Revolving Loan” and, collectively, the “Revolving Loans”) in Dollars and Alternative Currencies to the applicable Borrower from time to time from the date hereof until the Termination Date, during which period the Borrowers may repay and reborrow in accordance with the provisions hereof, provided, that the aggregate unpaid principal amount of the Revolving Loans of any Bank at any one time outstanding plus such Bank’s Percentage of the Letter of Credit Obligations plus such Bank’s Percentage of the outstanding Swing Line Loans shall not exceed its Commitment, and the total Revolving Loans, Letter of Credit Obligations and Swing Line Loans outstanding shall not exceed the total Commitment of all of the Banks. The Revolving Loans shall be made by the Banks on a pro rata basis, calculated for each Bank based on its Percentage. At no time shall the Dollar Equivalent of Revolving Loans made in Alternative Currencies exceed $200,000,000. For purposes of this Section and all calculations herein, the principal of

35 Revolving Loans in Alternative Currencies shall be calculated using the Dollar Equivalent of such Revolving Loans as determined by the Agent on each Revaluation Date; and (b) the Swing Line Bank agrees to make loans (each a “Swing Line Loan” and, collectively, the “Swing Line Loans”) to the Company from time to time from the date hereof until the Termination Date, during which period the Company may repay and reborrow in accordance with the provisions hereof, provided, that the aggregate unpaid principal amount of the Swing Line Loans at any one time outstanding shall not exceed the Swing Line Sublimit. Swing Line Loans shall only be made in Dollars. Section 2.2 Advance Options. Revolving Loans (a) in Dollars shall be composed of Term SOFR Advances and Base Rate Advances, as shall be selected by the Company, and (b) in Alternative Currencies shall be composed of EURIBOR Advances, TIBOR Advances, RFR Advances, or Other Interest Rate Advances, as the case may be, all except as otherwise provided herein. Swing Line Loans shall be Base Rate Advances or such other rate of interest as may be agreed to by the Company and the Swing Line Bank. Any combination of types of Advances may be outstanding at the same time, except that the total number of outstanding Advances that are not Base Rate Advances or Swing Line Loans shall not exceed 8 at any one time. Each Term SOFR Advance shall be in a minimum amount of $1,000,000 or in an integral multiple of $500,000 above such amount. Each Base Rate Advance of the Revolving Loans shall be in a minimum amount of $500,000 or in an integral multiple of $100,000 above such amount. Each Advance of Swing Line Loans shall be in a minimum amount of $5,000 or an integral multiple thereof above such amount. Each Advance in Alternative Currencies shall be in a minimum amount and integrals designated by the Agent from time to time for various Alternative Currencies, which minimum amounts and integrals shall be substantially equivalent (subject to rounding) to the comparable minimum amount and integral amounts provided for Term SOFR Advances (unless otherwise agreed between the Agent and the Company upon addition of any Alternative Currency). Section 2.3 Borrowing Procedures. (a) Request by Borrowers. Any request by the Borrowers for a Loan or Letter of Credit shall be in writing, or by telephone promptly confirmed in writing or by e-mail, and must be given so as to be received by the Agent not later than: (i) 2:00 p.m., Minneapolis time, on the date of any requested Swing Line Loan; (ii) 11:00 a.m., Minneapolis time, on the date of any Revolving Loan requested as a Base Rate Advance; (iii) 11:00 a.m., Minneapolis time, three Business Days prior to the date of any Revolving Loan requested as a Term SOFR Advance, a EURIBOR Advance or a TIBOR Advance; (iv) 11:00 a.m., Minneapolis time, five Business Days prior to the date of any Revolving Loan requested as an RFR Advance; or

36 (v) 11:00 a.m., Minneapolis time, five Business Days prior to the date of any requested Other Interest Rate Advance or any Letter of Credit. Each request for a Loan shall specify (1) the borrowing date (which shall be a Business Day), (2) the amount of such Loan and the type or types of Advances comprising such Loan, and (3) the initial Interest Periods for such Advances if applicable, and (4) the Alternative Currency, if applicable. Each request for a Letter of Credit shall be accompanied by the form of the Letter of Credit, the name of the beneficiary, and other information requested by the Agent. (b) Funding of Agent. The Agent shall promptly notify each other Bank of the receipt of the request for Revolving Loans, the matters specified therein, and of such Bank’s Percentage of the requested Revolving Loans. On the date of the requested Revolving Loans, each Bank shall provide its share of the requested Revolving Loans to the Agent in Dollars or the applicable Alternative Currency in immediately available funds not later than 2:00 p.m., Minneapolis time. Unless the Agent determines that any applicable condition specified in Article VI has not been satisfied, the Agent will make the requested Revolving Loans available to the Borrowers at the Agent’s principal office in Minneapolis, Minnesota in immediately available funds not later than 3:00 p.m. (Minneapolis time) on the lending date so requested. If the Agent has made a Revolving Loan to the Borrowers on behalf of a Bank but has not received the amount of such Revolving Loan from such Bank by the time herein required, such Bank shall pay interest to the Agent on the amount so advanced from the date of such Revolving Loan to the date funds are received by the Agent from such Bank at the Federal Funds Effective Rate for Dollars or the applicable interest rate for the applicable Alternative Currency, such interest to be payable with such remittance from such Bank of the principal amount of such Revolving Loan (provided, however, that the Agent shall not be required to make any Revolving Loan on behalf of a Bank if the Agent has received prior notice from such Bank that it will not make such Loan). If the Agent does not receive payment from such Bank by the next Business Day after the date of any Revolving Loan, the Agent shall be entitled to recover such Revolving Loan, with interest thereon at the rate then applicable to such Revolving Loan, on demand, from the Borrowers, without prejudice to the Agent’s and the Borrowers’ rights against such Bank. If such Bank pays the Agent the amount herein required with interest as provided above before the Agent has recovered from the Borrowers, such Bank shall be entitled to the interest payable by the Borrowers with respect to the Loan in question accruing from the date the Agent made such Revolving Loan. Section 2.4 Continuation or Conversion of Loans. The Borrowers may elect to (i) continue any outstanding Advance from one Interest Period into a subsequent Interest Period to begin on the last day of the earlier Interest Period, or (ii) convert any outstanding Advance into another type of Advance, on the last day of an Interest Period only for a Term SOFR Advance, EURIBOR Advance, TIBOR Advance, or applicable Other Interest Rate Advance, by giving the Agent notice in writing, or by telephone promptly confirmed in writing or by e-mail, given so as to be received by the Agent not later than: (a) 11:00 a.m., Minneapolis time, on the day of the requested continuation or conversion, if the continuing or as-converted Advance shall be a Base Rate Advance;

37 (b) 11:00 a.m., Minneapolis time, three Business Days prior to the date of the requested continuation or conversion, if the continuing or as-converted Advance shall be a Term SOFR Advance, EURIBOR Advance, or TIBOR Advance; or (c) 11:00 a.m., Minneapolis time, four Business Days prior to the date of the requested continuation or conversion, if the continuing or as-converted Advance shall be an RFR Advance or an Other Interest Rate Advance. Each notice of continuation or conversion of an Advance shall specify (i) the effective date of the continuation or conversion (which shall be a Business Day), (ii) the amount and the type or types of Advances following such continuation or conversion (subject to the limitation on amount set forth in Section 2.2), and (iii) the Interest Periods, if applicable, for such Advances. Absent timely notice of continuation or conversion, following expiration of an Interest Period unless a Term SOFR Advance, EURIBOR Advance, TIBOR Advance or applicable Other Interest Rate Advance is paid in full, the Agent may convert such Advance into an Advance which shall bear interest at either (1) the Base Rate, for an Advance in Dollars, or (2) the rate established for a new Interest Period of one month for an Advance in an Alternative Currency (and the applicable Borrower shall be deemed to have selected such Interest Period for such Advance). Each RFR Advance and Base Rate Advance shall continue as an RFR Advance or Base Rate Advance (as the case may be) until notice of conversion shall be given as provided above. Section 2.5 Evidence of Loans; Request for Note. The Banks and the Agent shall enter in their respective records the amount of each Loan and Advance, the rate of interest borne by each Advance and the payments made on the Revolving Loans, and such records shall be deemed conclusive evidence of the subject matter thereof, absent demonstrable error and may be introduced to prove such amounts in lieu of a promissory note. At the request of any Bank or the Swing Line Bank, the Company shall execute and deliver to such Bank or Swing Line Bank a promissory note to evidence the Loans of such Bank or the Swing Line Bank to the Company. In the event that a Borrowing Subsidiary shall be the borrower of any Revolving Loan, the Company and such Borrowing Subsidiary shall, upon request of any Bank, execute and deliver a promissory note denominated in the Alternative Currency of such Loan to evidence such Loans, which shall be a joint and several promissory note of the Company and such Borrowing Subsidiary. Section 2.6 Funding Losses. The Company hereby agrees that upon demand by any Bank (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed) the Company will indemnify such Bank against any loss (other than loss of Applicable Margin) or expense which such Bank may have sustained or incurred (including, without limitation, any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain Advances other than Base Rate Advances) or which such Bank may be deemed to have sustained or incurred, as reasonably determined by such Bank, (i) as a consequence of any failure by any Borrower to make any payment when due of any amount due hereunder in connection with any Advance (other than a Base Rate Advance), (ii) due to any failure of any Borrower to borrow or convert any Advance (other than a Base Rate Advance) on a date specified therefor in a notice thereof, other than as a result of such Bank’s failure to fund such borrowing, or (iii) due to any payment or prepayment of any Advance subject to Interest Periods on a date other than the last day of the

38 applicable Interest Period for such Advance. For this purpose, all notices under Sections 2.3 and 2.4 shall be deemed to be irrevocable. Section 2.7 Letters of Credit. (a) Letters of Credit. Subject to the terms and conditions of this Agreement, and on the condition that aggregate Letter of Credit Obligations shall never exceed $100,000,000, and the sum of Letter of Credit Obligations plus Loans shall never exceed the aggregate Commitments of the Banks, the Company may, in addition to Loans, request that the Agent issue letters of credit for the account of the Company or a Material Subsidiary, by making such request to the Agent (such letters of credit as any of them may be amended, supplemented, extended or confirmed from time to time, being herein collectively called the “Letters of Credit”). The Agent shall issue the requested Letters of Credit, subject to (i) compliance by the Company with all conditions precedent set forth in Article VI hereof, (ii) entry by the Company into applications, agreements and other documents deemed appropriate by the Bank for the issuance of such Letters of Credit (the “Letter of Credit Agreements”), (iii) reasonable satisfaction of the Agent with the form and substance of such Letter of Credit, (iv) absence of any legal or regulatory prohibition of issuance of any letter of credit to the proposed beneficiary, and reasonable satisfaction of the Agent with the beneficiary of such Letter of Credit, and (v) the absence of any other statutory or regulatory change or directive adversely affecting the issuance by the Agent of letters of credit. Upon the date of the issuance of a Letter of Credit, the Agent shall be deemed, without further action by any party hereto, to have sold to each Bank, and each Bank shall be deemed without further action by any party hereto, to have purchased from the Agent, a participation, in its Percentage, in such Letter of Credit and the related Letter of Credit Obligations. All Letters of Credit shall expire not later than one year after the Fixed Termination Date, provided, that the Company shall be obligated to cause Letter of Credit Defeasance Conditions to apply to any Letter of Credit that has not expired or been terminated (x) within three days prior to the Fixed Termination Date, or (y) by any other date that the Company shall terminate all Commitments hereunder. Each Existing Letter of Credit shall for all purposes be deemed to be a Letter of Credit issued under this Agreement on the date on which the conditions precedent to initial Loans set forth in Section 6.2 are satisfied. (b) Each Bank’s purchase of a participating interest in a Letter of Credit pursuant to Section 2.7(a) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Bank or the Company may have against the Agent, the Company or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions precedent in Article VI; (iii) any adverse change in the condition (financial or otherwise) of the Company; (iv) any breach of this Agreement or any other Loan Document by the Company or any Bank; (v) the expiry date of any Letter of Credit occurring after such Bank’s Commitment has terminated or (vi) any other circumstance, happening or event whatsoever, whether or not similar or any of the foregoing.

39 (c) Additional Provisions. The following additional provisions shall apply to each Letter of Credit: (i) Upon receipt of any request for a Letter of Credit, the Agent shall notify each Bank of the contents of such request and of such Bank’s Percentage of the amount of such proposed Letter of Credit. (ii) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment thereunder, Agent shall promptly notify the Company and each Bank as to the amount to be paid as a result of such demand and the payment date. If at any time the Agent shall have made a payment to a beneficiary of such Letter of Credit in respect of a drawing or in respect of an acceptance created in connection with a drawing under such Letter of Credit, each Bank will pay to Agent immediately upon demand by the Agent at any time during the period commencing after such payment until reimbursement thereof in full by the Company, an amount equal to such Bank’s Percentage of such payment, together with interest on such amount for each day from the date of demand for such payment (or, if such demand is made after 2:00 a.m. Minneapolis time on such date, from the next succeeding Business Day) to the date of payment by such Bank of such amount at the Federal Funds Effective Rate. (iii) The Company shall be irrevocably and unconditionally obligated forthwith to reimburse the Agent for any amount paid by the Agent upon any drawing under any Letter of Credit, including any Letter of Credit issued for the account of a Material Subsidiary, without presentment, demand, protest or other formalities of any kind, all of which are hereby waived. Such reimbursement may, subject to satisfaction of the conditions in Article VI hereof and to the available Commitment (after adjustment in the same to reflect the elimination of the corresponding Letter of Credit Obligation), be made by the borrowing of Loans. The Agent will pay to each Bank such Bank’s Percentage of all amounts received from the Company for application in payment, in whole or in part, of a Letter of Credit Obligation, but only to the extent such Bank has made payment to the Agent in respect of such Letter of Credit pursuant to clause (ii) above. (iv) The Company’s obligation to reimburse the Agent for any amount paid by the Agent upon any drawing under any Letter of Credit shall be performed strictly in accordance with the terms of this Agreement and the applicable Letter of Credit Agreement under any and all circumstances notwithstanding any lack of validity or enforceability of any Letter of Credit, or any draft or other document presented under a Letter of Credit proving to be forged or fraudulent or any statement therein being untrue or inaccurate in any respect. Neither the Agent nor any Bank shall have any liability or responsibility by reason of or in connection with any payment or failure to make any payment thereunder, or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit, any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Agent; provided that the foregoing shall not be construed to

40 excuse the Agent from liability to the Company to the extent of any direct damages suffered by the Company that are caused by the Agent’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit substantially comply with the terms thereof (unless the Agent has received approval from the Company to honor a particular non-conforming drawing). The parties hereto expressly agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of the Letter of Credit, the Agent may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (v) The Company will pay to Agent for the account of each Bank in accordance with its Percentage letter of credit fees (the “Letter of Credit Fees”) with respect to each Letter of Credit equal to an amount, calculated on the basis of face amount of each Letter of Credit, in each case for the period from and including the date of issuance of such Letter of Credit to and including the date of expiration or termination thereof at a per annum rate equal to the Applicable Margin for Term SOFR Advances, provided, that if the rate of interest provided in Section 3.1(d) is applicable to the Loans, the rate of the Letter of Credit Fees shall be increased by 2.00% per annum. The Agent will pay to each Bank, promptly after receiving any payment in respect of Letter of Credit Fees, an amount equal to the product of such Bank’s Percentage times the amount of such Letter of Credit Fees. The Company will pay to the Agent for its own account other fees in respect of Letters of Credit in accordance with the Agent’s standard fee schedule as in effect from time to time. The Company will also pay to the Agent for its own account a fronting fee (“Fronting Fee”) of 0.125% per annum of the amount of any Letter of Credit. The Letter of Credit Fees and Fronting Fee shall be payable quarterly, in arrears, on the last day of March, June, September and December of each year. All such fees shall be paid in Dollars, and the Agent shall make such currency conversions as needed in order to determine the amounts of such fees as and when due and payable. (d) Indemnification; Release. The Company hereby indemnifies and holds harmless the Agent and each Bank from and against any and all claims and damages, losses, liabilities, and costs and expenses determined on a reasonable basis which the Agent or such Bank may incur (or which may be claimed against the Agent or such Bank) in connection with the execution and delivery of any Letter of Credit or transfer of or payment or failure to pay under any Letter of Credit; provided that the Company shall not be required to indemnify any party seeking indemnification for any claims, damages, losses, liabilities, costs or expenses to the extent caused by the gross negligence or willful misconduct of the party seeking indemnification or to the extent caused by Agent’s failure to exercise care as described in the proviso to Section 2.7(c)(iv). (e) In the instance of issuance of any Letter of Credit for the account of any Material Subsidiary, the Company shall be deemed a joint applicant for such Letter of Credit, whether or not the Company shall have signed the relevant application or other Letter of Credit Agreement applying to such Letter of Credit, and shall be deemed to

41 guaranty payment of all Letter of Credit Obligations in respect of such Letter of Credit under Article XI. Section 2.8 Refunding of Swing Line Loans. (a) The Swing Line Bank, at any time, at its sole and absolute discretion may, on behalf of the Company (which hereby irrevocably directs the Swing Line Bank to act on its behalf), upon notice given by the Swing Line Bank no later than 11:00 a.m., Minneapolis time, on the relevant refunding date, request each Bank to make, and each Bank hereby agrees to make, a Revolving Loan (which initially shall be a Base Rate Advance), in an amount equal to such Bank’s Percentage of the aggregate amount of the Swing Line Loans (the “Refunded Swing Line Loans”) outstanding on the date of such notice, to refund such Swing Line Loans. Each Bank shall make the amount of such Revolving Loan available to the Agent in immediately available funds, no later than 1:00 p.m., Minneapolis time, on the date of such notice. The proceeds of such Revolving Loans shall be distributed by the Agent to the Swing Line Bank and immediately applied by the Swing Line Bank to repay the Refunded Swing Line Loans. (b) Upon the date any Swing Line Loan is made, the Agent shall be deemed, without further action by any party hereto, to have sold to each Bank, and each Bank shall be deemed without further action by any party hereto, to have purchased from the Agent, a participation, in its Percentage, in such Swing Line Loan. Each Bank will immediately transfer to the Agent, upon the Agent’s demand, in immediately available funds, the amount of its participation (the “Swing Line Participation Amount”), and the proceeds of such participation shall be distributed by the Agent to the Swing Line Bank in such amount as will reduce the amount of the participating interest retained by the Swing Line Bank in its Swing Line Loans. (c) Whenever, at any time after the Swing Line Bank has received from any Bank such Bank’s Swing Line Participation Amount, the Swing Line Bank receives any payment on account of the Swing Line Loans, the Swing Line Bank will distribute to such Bank its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Bank’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swing Line Loans then due); provided, however, that in the event that such payment received by the Swing Line Bank is required to be returned, such Bank will return to the Swing Line Bank any portion thereof previously distributed to it by the Swing Line Bank. (d) Each Bank’s obligation to make the Loans referred to in Section 2.8(a) and to purchase participating interests pursuant to Section 2.8(b) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Bank or the Company may have against the Swing Line Bank, the Company or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions precedent specified in

42 Article VI; (iii) any adverse change in the condition (financial or otherwise) of the Company; (iv) any breach of this Agreement or any other Loan Document by the Company or any Bank; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Section 2.9 Borrowing Subsidiaries. (a) The Company, with the consent of the Agent (which shall not be unreasonably withheld), may designate any Material Foreign Subsidiary as a Borrowing Subsidiary; provided that (i) the laws and regulations of the jurisdictions in which such Material Foreign Subsidiary is organized and is located permit extensions of credit and other financial accommodations from the United States of America into such jurisdictions, and each Bank has all licenses, permits and other approvals necessary to make such extensions of credit and other financial accommodations and (ii) no Bank shall be subject to any regulatory or legal limitation or restriction or any material financial disadvantage arising out of or attributable to the location or jurisdiction of organization of such Material Foreign Subsidiary or the nature of its activities. Upon not less than five (5) Business Days’ prior notice, and upon the receipt and execution by the Agent of a duly executed Borrowing Subsidiary Agreement, such Subsidiary shall be a Borrowing Subsidiary and a party to this Agreement. (b) The obligation of each Bank to make its first Loan to any Borrowing Subsidiary is subject to the satisfaction of the condition that the Agent shall have received the following: (i) all documents as shall reasonably demonstrate the existence of such Borrowing Subsidiary, the corporate power and authority of such Borrowing Subsidiary to enter into, and the validity with respect to such Borrowing Subsidiary of, this Agreement and the other Loan Documents to which it is a party and any other matters relevant hereto (including an opinion of counsel), all in form and substance satisfactory to the Agent; and (ii) any governmental and third party approvals necessary or advisable in connection with the execution, delivery and performance of this Agreement by the Borrowing Subsidiary and any documents that any Bank is required to obtain under any governmental law, rule or regulation, including the Patriot Act. (c) Each Borrowing Subsidiary hereby irrevocably appoints and authorizes the Company to take such action and deliver and receive notices hereunder as agent on its behalf and to exercise such powers under this Agreement as delegated to it by the terms hereof, together with all such powers as are reasonably incidental thereof. In furtherance of and not in limitation of the foregoing, for administrative convenience of the parties hereto, the Agent and the Banks shall send all notices and communications to be sent to any Borrowing Subsidiary solely to the Company and may rely solely upon the Company to receive all such notices and other communications for and on behalf of each Borrowing Subsidiary. No Person other than the Company (and its authorized officers and employees)

43 may act as agent for any Borrowing Subsidiary hereunder without the written consent of the Agent. (d) Each Loan made to a Borrowing Subsidiary and interest thereon shall be the Obligation of such Borrowing Subsidiary and the Company, guaranteed by the Company pursuant to Article XI hereof. Notwithstanding anything to the contrary in this Agreement, unless expressly so provided in a Loan Document other than this Agreement entered by any Borrowing Subsidiary, no Borrowing Subsidiary shall have any obligations or liabilities in respect of any Obligations of any other Borrowing Subsidiary or the Company. The Company, the Agent and the Banks agree that due to difficulties of apportionment thereof, all Obligations other than principal and interest on Loans made to a Borrowing Subsidiary shall be Obligations of the Company only, and not of any Borrowing Subsidiary (whether or not such Obligations are related to Loans made to a Borrowing Subsidiary). Section 2.10 Increase to Commitments. The Company may, from time to time, increase the Commitments hereunder or enter into one or more tranches of term loans (each an “Incremental Term Loan”), by giving notice to the Agent, specifying the dollar amount of the increase (which shall be in integral multiples of $5,000,000, and the aggregate amount of all of which increases and Incremental Term Loans shall not exceed $250,000,000); provided, however, that an increase in the Commitments or incurrence of Incremental Term Loans hereunder may only be made at a time when no Default or Event of Default shall have occurred and be continuing. The Company may increase the Commitments or incur the Incremental Term Loans by either increasing a Commitment or incurring an Incremental Term Loan with an existing Bank or obtaining a Commitment or Incremental Term Loan from a new financial institution, the selection of which shall require the consent of the Agent, not to be unreasonably withheld. The Company, the Agent and each Bank or other financial institution that is increasing its Commitment or extending a new Commitment or Incremental Term Loan shall enter into an amendment to this Agreement, and, as appropriate, the other Loan Documents, setting forth the amounts of the Commitments and Incremental Term Loans, as so increased or extended, and providing that any new financial institution extending a new Commitment or new Incremental Term Loan shall be a Bank for all purposes under this Agreement. Such amendment may effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Agent, to effect the provisions of this Section 2.10, including, without limitation, to reflect the addition of Incremental Term Loans throughout this Agreement and the Loan Documents, as appropriate. No such amendment shall require the approval or consent of any Bank whose Commitment is not being increased or who is not extending an Incremental Term Loan and no Bank shall be required to increase its Commitment or extend an Incremental Term Loan unless it shall so agree in writing. Upon the execution and delivery of such amendment as provided above, this Agreement shall be deemed to be amended accordingly and, in the case of any new or increased Commitments, the Agent shall adjust the funded amount of the Advances of the Banks so that each Bank (including the Banks with new or increased Commitments) shall hold their respective Percentages (as amended by such amendment) of the Advances outstanding and the unfunded Commitments (and each Bank shall so fund any increased amount of Advances). The Incremental Term Loans (a) shall rank pari passu in right of payment with the Revolving Loans, (b) shall not mature earlier than the Fixed Termination Date (but may have amortization prior to such date) and (c) shall be treated substantially the same as (and in any event no more favorably than) the Revolving Loans; provided that (i) the terms and conditions applicable to any tranche of

44 Incremental Term Loans maturing after the Fixed Termination Date may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the Fixed Termination Date and (ii) the Incremental Term Loans may be priced differently than the Revolving Loans. On the effective date of the issuance of any Incremental Term Loans, each Bank that has agreed to extend such an Incremental Term Loan shall make its ratable share thereof available to the Agent, for remittance to the Borrowers, on the terms and conditions specified by the Agent at such time. Section 2.11 Defaulting Banks. (a) Defaulting Bank Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Bank becomes a Defaulting Bank, then, until such time as such Bank is no longer a Defaulting Bank, to the extent permitted by applicable law: (i) Waivers and Amendments. Such Defaulting Bank’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Banks. (ii) Defaulting Bank Waterfall. Any payment of principal, interest, fees or other amounts received by the Agent for the account of such Defaulting Bank (whether voluntary or mandatory, at maturity, pursuant to Article X or otherwise) or received by the Agent from a Defaulting Bank pursuant to Section 10.4 shall be applied at such time or times as may be determined by the Agent as follows: first, to the payment of any amounts owing by such Defaulting Bank to the Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Bank to the Agent in its capacity as issuer of the Letters of Credit and Swing Line Bank hereunder; third, to Cash Collateralize the Fronting Exposure of the Agent in its capacity as issuer of the Letters of Credit with respect to such Defaulting Bank in accordance with Section 2.11(d); fourth, as the Company may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Bank has failed to fund its portion thereof as required by this Agreement, as determined by the Agent; fifth, if so determined by the Agent and the Company, to be held in a deposit account (including the cash collateral account) and released pro rata in order to (x) satisfy such Defaulting Bank’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the future Fronting Exposure of the Agent in its capacity as issuer of the Letters of Credit with respect to such Defaulting Bank with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.11(d); sixth, to the payment of any amounts owing to the Banks, the Agent in its capacity as issuer of the Letters of Credit or Swing Line Bank as a result of any judgment of a court of competent jurisdiction obtained by any Bank, the Agent in its capacity as issuer of the Letters of Credit or Swing Line Bank against such Defaulting Bank as a result of such Defaulting Bank’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by any Borrower against such Defaulting Bank as a result of such Defaulting Bank’s breach of its

45 obligations under this Agreement; eighth, if so determined by the Agent, distributed to the Banks other than the Defaulting Bank until the ratio of the outstanding credit exposure of such Banks to the aggregate outstanding exposure of all Banks equals such ratio immediately prior to the Defaulting Bank’s failure to fund any portion of any Loans or participations in Letters of Credit or Swing Line Loans; and ninth, to such Defaulting Bank or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Letter of Credit issuances in respect of which such Defaulting Bank has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 6.3 were satisfied or waived, such payment shall be applied solely to pay the Loans and Letter of Credit Obligations of all Non-Defaulting Banks on a pro rata basis prior to being applied to the payment of any Loans or Letter of Credit Obligations of such Defaulting Bank until such time as all Loans and funded and unfunded participations in Letter of Credit Obligations and Swing Line Loans are held by the Banks pro rata in accordance with the Commitments without giving effect to Section 2.11(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Bank that are applied (or held) to pay amounts owed by a Defaulting Bank or to post Cash Collateral pursuant to this Section 2.11(a)(ii) shall be deemed paid to and redirected by such Defaulting Bank, and each Bank irrevocably consents hereto. (iii) Certain Fees. (i) No Defaulting Bank shall be entitled to receive any commitment fee for any period during which that Bank is a Defaulting Bank (and no Borrower shall be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Bank). (ii) Each Defaulting Bank shall be entitled to receive Letter of Credit Fees for any period during which that Bank is a Defaulting Bank only to the extent allocable to its ratable share of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.11(d). (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Bank’s participation in Letter of Credit Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Banks in accordance with their respective Percentages (calculated without regard to such Defaulting Bank’s Commitment) but only to the extent that (x) the conditions set forth in Section 6.3 are satisfied at the time of such reallocation (and, unless the Company shall have otherwise notified the Agent at such time, the Company shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate outstanding Loans and Letter of Credit Obligations of any Non-Defaulting Bank to exceed such Non-Defaulting Bank’s Commitment. Subject to Section 13.17, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Bank arising from that Bank having become a Defaulting

46 Bank, including any claim of a Non-Defaulting Bank as a result of such Non- Defaulting Bank’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrowers shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Bank’s Fronting Exposure and (y) second, Cash Collateralize the Fronting Exposure of the Agent in its capacity as issuer of the Letters of Credit in accordance with the procedures set forth in Section 2.11(d). (b) Defaulting Bank Cure. If the Company, the Agent and the Swing Line Bank agree in writing that a Bank is no longer a Defaulting Bank, the Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Bank will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Banks or take such other actions as the Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held pro rata by the Banks in accordance with the Commitments (without giving effect to Section 2.11(a)(iv)), whereupon such Bank will cease to be a Defaulting Bank; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Bank was a Defaulting Bank; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Bank to Bank will constitute a waiver or release of any claim of any party hereunder arising from that Bank’s having been a Defaulting Bank. (c) New Swing Line Loans/Letters of Credit. So long as any Bank is a Defaulting Bank, (i) the Swing Line Bank shall not be required to fund any Swing Line Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Line Loan and (ii) the Agent in its capacity as issuer of the Letters of Credit shall not be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. (d) Cash Collateral. At any time that there shall exist a Defaulting Bank, within one (1) Business Day following the written request of the Agent the Borrowers shall Cash Collateralize the Fronting Exposure of the Agent in its capacity as issuer of the Letters of Credit with respect to such Defaulting Bank (determined after giving effect to Section 2.11(a)(iv) and any Cash Collateral provided by such Defaulting Bank) in an amount not less than the Minimum Collateral Amount. (i) Grant of Security Interest. The Borrowers, and to the extent provided by any Defaulting Bank, such Defaulting Bank, hereby grant to the Agent, for the benefit of the Agent in its capacity as issuer of the Letters of Credit, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Bank’s obligation to fund participations in respect of Letter of Credit Obligations, to be applied pursuant to clause (ii) below. If at any

47 time the Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Agent (whether in its capacity as Agent generally, as the issuer of Letters of Credit hereunder, or otherwise) as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrowers will, promptly upon demand by the Agent, pay or provide to the Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Bank). (ii) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 2.11 in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Bank’s obligation to fund participations in respect of Letter of Credit Obligations (including, as to Cash Collateral provided by a Defaulting Bank, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (iii) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the Fronting Exposure of the Agent in its capacity as issuer of the Letters of Credit shall no longer be required to be held as Cash Collateral pursuant to this Section 2.11(d) following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Bank status of the applicable Bank), or (ii) the determination by the Agent that there exists excess Cash Collateral; provided that, subject to this Section 2.11 the Person providing Cash Collateral and the Agent in its capacity as issuer of the Letters of Credit may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations. Section 2.12 Purpose of Loans. The Loans shall be used by the Company and its Subsidiaries for working capital purposes, capital expenditures, Permitted Acquisitions, prepayment of existing Indebtedness, share repurchases and other corporate purposes of the Company and its Subsidiaries. Section 2.13 Replacement of Bank. If (i) any Bank requests any additional payment pursuant to Section 5.1 or 5.2 or (ii) the Borrowers are required to make any additional payment to any Bank pursuant to Section 5.6 or (iii) any Bank’s obligation to make or continue, or to convert Base Rate Advances into Advances of another Type shall be suspended pursuant to Section 5.3 or (iv) any Bank defaults in its obligation to make a Loan, reimburse the Agent pursuant to Section 2.7 or the Swing Line Bank pursuant to Section 2.5 or (v) any Bank declines to approve an amendment or waiver required to be approved by the Required Banks (or by all of the Banks, or by each affected Bank) that is otherwise approved by the Required Banks or otherwise becomes a Defaulting Bank (any Bank so affected an “Affected Bank”), the Borrowers may elect, if such request remains outstanding, such amounts continue to be charged, such suspension is still effective or such approval is still withheld, to replace such Affected Bank as a Bank party to this Agreement, provided that, concurrently with

48 such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrowers and the Agent shall agree, as of such date, to purchase for cash at par the Advances and other Obligations due to the Affected Bank under this Agreement and the other Loan Documents pursuant to an assignment substantially in the form of Exhibit G and to become a Bank for all purposes under this Agreement and to assume all obligations of the Affected Bank to be terminated as of such date and to comply with the requirements of Section 13.3 applicable to assignments, and (ii) the Borrowers shall pay to such Affected Bank in same day funds on the day of such replacement (A) all interest, fees and other amounts then accrued but unpaid to such Affected Bank by the Borrowers hereunder to and including the date of termination, including without limitation payments due to such Affected Bank under Sections 5.1, 5.2 and 5.6, and (B) an amount, if any, equal to the payment which would have been due to such Bank on the day of such replacement under Section 2.6 had the Loans of such Affected Bank been prepaid on such date rather than sold to the replacement Bank. Section 2.14 Extensions of Commitments. (a) The Company may from time to time, but not more than twice during the term of this Agreement, pursuant to the provisions of this Section 2.14, agree with one or more Banks holding Commitments to extend the Fixed Termination Date by one (1) year, and otherwise modify the terms of such Commitments or any portion thereof (including, without limitation, by increasing the interest rate or fees payable in respect of such Commitments or any portion thereof) (each such modification, an “Extension”) pursuant to one or more written offers (each, an “Extension Offer”) made from time to time by the Company to all Banks, in each case on a pro rata basis (based on their respective Percentages) and on the same terms to each such Bank. In connection with each Extension, the Company will provide notification to the Agent (for distribution to the Banks), no later than thirty (30) days prior to the Fixed Termination Date of the requested new termination date for the extended Commitments (each an “Extended Termination Date”) and the due date for Bank responses. In connection with any Extension, each Bank wishing to participate in such Extension shall, prior to such due date, provide the Agent with a written notice thereof in a form reasonably satisfactory to the Agent. Any Bank that does not respond to an Extension Offer by the applicable due date shall be deemed to have rejected such Extension. (i) Each Extension shall be subject to the following: (i) no Default or Event of Default shall have occurred and be continuing at the time any Extension Offer is delivered to the Banks or at the time of such Extension; (ii) except as to interest rates, fees and termination date, the Commitment of any Bank extended pursuant to any Extension shall have the same terms as the Commitments of the Banks that did not agree to the Extension Offer; (iii) the Fixed Termination Date of the Commitments to be extended pursuant to an Extension shall be later than the Fixed Termination

49 Date of the Commitments of the Banks that did not agree to the Extension Offer; (iv) if the aggregate amount of Commitments in respect of which Banks shall have accepted an Extension Offer exceeds the maximum aggregate amount of Commitments offered to be extended by the Company pursuant to the relevant Extension Offer, then such Commitments shall be extended ratably up to such maximum amount based on the relative Commitments of the Banks that accepted such Extension Offer; (v) all documentation in respect of such Extension shall be consistent with the foregoing, and all written communications by the Company generally directed to the applicable Banks in connection therewith shall be in form and substance consistent with the foregoing and otherwise reasonably satisfactory to the Agent; (vi) any applicable Minimum Extension Condition shall be satisfied; and (vii) no Extension shall become effective unless, on the proposed effective date of such Extension, the conditions set forth in Section 6.3 shall be satisfied (with all references in such Section to a request for a Loan being deemed to be references to the Extension on the applicable date of such Extension), and the Agent shall have received a certificate to that effect dated the applicable date of such Extension and executed by a Responsible Officer of the Company. (b) If at the time any Extension of Commitments (as so extended, “Current Extension Commitments”) becomes effective, there will be Commitments or Revolving Loans attributable to a prior Extension that will remain outstanding (collectively, the “Prior Extension Commitments”), then, if the interest rate spread applicable to any such Current Extension Commitments exceeds the interest rate spread applicable to such Prior Extension Commitments by more than 0.25%, then the interest rate spread applicable to such Prior Extension Commitments shall be increased so that it equals the interest rate spread applicable to the Current Extension Commitments (calculated as provided above). (c) The consummation and effectiveness of any Extension will be subject to a condition set forth in the relevant Extension Offer (a “Minimum Extension Condition”) that a minimum amount be agreed to by the Banks subject to such Extension (to be determined in the Company’s discretion and specified in the relevant Extension Offer, but in no event less than $250,000,000, unless another amount is agreed to by the Agent). For the avoidance of doubt, it is understood and agreed that the provisions of this Agreement requiring proceeds of repayment of the Loans or funded participations in Letters of Credit to be transferred by the Agent to the Banks ratably in accordance with their respective Percentages will not apply to Extensions of Commitments pursuant to Extension Offers made pursuant to and in accordance with the provisions of this Section 2.14, including to any payment of interest or fees in respect of any Commitments or Loans that have been

50 extended or made pursuant to an Extension at a rate or rates different from those paid or payable in respect of Commitments or Loans of Banks that did not extend their Commitments, in each case as is set forth in the relevant Extension Offer. (d) The Banks hereby irrevocably authorize the Agent to enter into amendments (collectively, “Extension Amendments”) to this Agreement and the other Loan Documents as may be necessary in order to establish new classes of Commitments and Revolving Loans created pursuant to an Extension, in each case on terms consistent with this Section 2.14. Notwithstanding the foregoing, the Agent shall have the right (but not the obligation) to seek the advice or concurrence of the Required Banks with respect to any matter contemplated by this Section 2.14 and, if the Agent seeks such advice or concurrence, the Agent shall be permitted to enter into such amendments with the Borrowers in accordance with any instructions received from such Required Banks and shall also be entitled to refrain from entering into such amendments with the Borrowers unless and until it shall have received such advice or concurrence; provided, however, that whether or not there has been a request by the Agent for any such advice or concurrence, all such Extension Amendments entered into with the Borrowers by the Agent hereunder shall be binding on the Banks. Without limiting the foregoing, in connection with any Extension, the Company, the Borrowing Subsidiaries and any other Subsidiary shall execute such agreements, confirmations or other documentation as the Agent shall reasonably request to accomplish the purposes of this Section 2.14. (e) In connection with any Extension, the Company shall provide the Agent at least ten (10) Business Days’ (or such shorter period as may be agreed by the Agent) prior written notice thereof, and shall agree to such procedures, if any, as may be reasonably established by, or acceptable to, the Agent to accomplish the purposes of this Section 2.14. (f) This Section 2.14 shall supersede any provision in Section 13.2 to the contrary. ARTICLE III INTEREST AND FEES Section 3.1 Interest. The Loans shall bear interest as follows, all payable on the applicable Payment Dates for the type of Advances: (a) Term SOFR Advances, EURIBOR Advances, TIBOR Advances and applicable Other Interest Rate Advances. The unpaid principal amount of each Term SOFR Advance, EURIBOR Advance, TIBOR Advance and Other Interest Rate Advance using Interest Periods shall bear interest prior to maturity at a rate per annum equal to the sum of (i) the applicable interest rate in effect for the corresponding Interest Period for such Advance, plus (ii) the Applicable Margin for such Type of Advance. (b) RFR Advances and applicable Other Interest Rate Advances. The unpaid principal amount of each RFR Advance and Other Interest Rate Advance that does not use Interest Periods shall bear interest prior to maturity at a rate per annum equal to the sum of

51 (i) the applicable interest rate in effect for each day for such Type of Advance, plus (ii) the Applicable Margin for such Type of Advance. (c) Base Rate Advances; Swing Line Loans. The unpaid principal amount of each Base Rate Advance shall bear interest prior to maturity at a rate per annum equal to the Base Rate plus the Applicable Margin for Base Rate Advances. The unpaid principal amount of each Swing Line Loans shall bear interest prior to maturity at the Base Rate or such other rate as mutually agreed to by the Company and the Swing Line Bank. (d) Interest After Default. After notice by the Agent to the Company (which may be given by the Agent and shall, upon direction by the Required Banks be given) following occurrence and during continuance of an Event of Default, the Loans shall bear interest until paid in full at a rate per annum equal to 2.00% in excess of the rate otherwise applicable to the Loans and the Letter of Credit Fees shall be increased by 2.00% per annum, as provided in the proviso in the first sentence of Section 2.7(c)(v). Section 3.2 Commitment Fee. The Company shall pay fees (the “Commitment Fees”) to the Agent for the account of the Banks in an amount per annum determined by applying the Applicable Commitment Fee Rate to the average daily unused amount of the Commitments of the respective Banks for the period from the date of satisfaction of the conditions set forth in Section 6.2 to the Termination Date, payable on the applicable Payment Dates for Commitment Fees. Swing Line Loans shall not count as usage of the Commitments for the purpose of calculating the Commitment Fees. Section 3.3 Computation. Interest on Base Rate Advances, interest on borrowings denominated in Sterling, and interest on borrowings denominated in Alternative Currencies where the Company, the Banks and the Agent agree that a 360-day year does not apply, shall be computed on the basis of actual days elapsed and a year of 365 or 366 days, as applicable. All other interest, Commitment Fees and other periodic fees (including Letter of Credit Fees) shall be computed on the basis of actual days elapsed and a year of 360 days. Section 3.4 Fees. The Company shall pay the fees to the Agent in amounts and at times provided in the letter agreement dated as of March 25, 2021 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Agent’s Fee Letter”) between the Agent and the Company. The Company shall also pay the fees agreed to in the letter agreement dated as of March 25, 2021 between the Company and the Syndication Agent (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Syndication Agent Fee Letter”, and together with the Agent’s Fee Letter, the “Fee Letters”). Section 3.5 Limitation of Interest. The Borrowers, the Agent and the Banks intend to strictly comply with all applicable laws, including applicable usury laws. Accordingly, the provisions of this Section 3.5 shall govern and control over every other provision of this Agreement or any other Loan Document which conflicts or is inconsistent with this Section 3.5, even if such provision declares that it controls. As used in this Section 3.5, the term “interest” includes the aggregate of all charges, fees, benefits or other compensation which constitute interest under applicable law, provided that, to the maximum extent permitted by applicable law, (a) any non- principal payment shall be characterized as an expense or as compensation for something other

52 than the use, forbearance or detention of money and not as interest, and (b) all interest at any time contracted for, reserved, charged or received shall be amortized, prorated, allocated and spread, in equal parts during the full term of the Obligations. In no event shall a Borrower or any other Person be obligated to pay, or any Bank have any right or privilege to reserve, receive or retain, (a) any interest in excess of the maximum amount of nonusurious interest permitted under the applicable laws (if any) of the United States or of any applicable state, or (b) total interest in excess of the amount which such Bank could lawfully have contracted for, reserved, received, retained or charged had the interest been calculated for the full term of the Obligations at the Highest Lawful Rate. On each day, if any, that the interest rate (the “Stated Rate”) called for under this Agreement or any other Loan Document exceeds the Highest Lawful Rate, the rate at which interest shall accrue shall automatically be fixed by operation of this sentence at the Highest Lawful Rate for that day, and shall remain fixed at the Highest Lawful Rate for each day thereafter until the total amount of interest accrued equals the total amount of interest which would have accrued if there were no such ceiling rate as is imposed by this sentence. Thereafter, interest shall accrue at the Stated Rate unless and until the Stated Rate again exceeds the Highest Lawful Rate when the provisions of the immediately preceding sentence shall again automatically operate to limit the interest accrual rate. The daily interest rates to be used in calculating interest at the Highest Lawful Rate shall be determined by dividing the applicable Highest Lawful Rate per annum by the number of days in the calendar year for which such calculation is being made. None of the terms and provisions contained in this Agreement or in any other Loan Document which directly or indirectly relate to interest shall ever be construed without reference to this Section 3.5, or be construed to create a contract to pay for the use, forbearance or detention of money at an interest rate in excess of the Highest Lawful Rate. If the term of any Obligation is shortened by reason of acceleration of maturity as a result of any Event of Default or by any other cause, or by reason of any required or permitted prepayment, and if for that (or any other) reason any Bank at any time, including but not limited to, the stated maturity, is owed or receives (and/or has received) interest in excess of interest calculated at the Highest Lawful Rate, then and in any such event all of any such excess interest shall be canceled automatically as of the date of such acceleration, prepayment or other event which produces the excess, and, if such excess interest has been paid to such Bank, it shall be credited pro tanto against the then-outstanding principal balance of the Borrowers’ obligations to such Bank, effective as of the date or dates when the event occurs which causes it to be excess interest, until such excess is exhausted or all of such principal has been fully paid and satisfied, whichever occurs first, and any remaining balance of such excess shall be promptly refunded to its payor. ARTICLE IV PAYMENTS, PREPAYMENTS, REDUCTION OR TERMINATION OF THE CREDIT AND SETOFF Section 4.1 Repayment. Principal of the Loans, together with all accrued and unpaid interest thereon, shall be due and payable on the Termination Date. Section 4.2 Prepayments. (a) The Borrowers may, upon at least one Business Day’s prior written or telephonic notice received by the Agent, prepay the Loans denominated in Dollars, in whole or in part, at any time subject to the provisions of Section 2.6, without any other

53 premium or penalty. Any prepayment of an Advance (other than a Base Rate Advance) must be accompanied by accrued and unpaid interest on the amount prepaid. Each partial prepayment of a Revolving Loan that is a Base Rate Advance shall be in an amount of $500,000 or an integral multiple of $100,000 above such amount, or if less, the remaining principal balance of such Loan. Each partial prepayment of a Swing Line Loan shall be in an amount of $5,000 or an integral multiple thereof above such amount, or if less, the remaining principal balance. Each partial prepayment of a Term SOFR Advance shall be in an amount of $1,000,000 or an integral multiple of $500,000 above such amount, or, if less, the remaining principal balance of such Advance. (b) The Borrowers may, upon at least three Business Days’ prior written or telephonic notice received by the Agent, prepay any Revolving Loans denominated in Alternative Currencies. Any prepayment of a Revolving Loan in an Alternative Currency shall be in the full amount of such Revolving Loan initially borrowed or in such portion of such amount as the Agent shall approve in its reasonable discretion, and shall be subject to the provisions of Section 2.6, without any other premium or penalty. (c) If on any Revaluation Date, the Agent shall determine that the outstanding Dollar Equivalent of the Revolving Loans, Swing Line Loans and Letter of Credit Obligations shall exceed the aggregate Commitments of the Banks, the Borrowers shall, upon notice of such excess by the Agent, repay the Revolving Loans or Swing Line Loans in the amount of any such excess. For purposes of this Section and all calculations herein, the principal of Revolving Loans in Alternative Currencies shall be calculated using the Dollar Equivalent of such Revolving Loans as determined by the Agent on such Revaluation Date. Such payment shall be applied first, to any Swing Line Loans outstanding, second, to any Revolving Loans in Dollars (first to Base Rate Advances, then Term SOFR Advances in a manner reasonably calculated to minimize payments under Section 2.6), third, to any Revolving Loans in Alternative Currencies, and fourth, to be held as cash collateral for Letter of Credit Obligations as provided in Section 10.3. Section 4.3 Optional Reduction or Termination of Commitments. The Company may, at any time, upon no less than three (3) Business Days prior written or telephonic notice received by the Agent, reduce the Commitments of all Banks, such reduction to be in a minimum amount of $5,000,000 or an integral multiple thereof and to be applied ratably to the Commitments of the respective Banks. Upon any reduction in the Commitments pursuant to this Section, the Company shall pay to the Agent for the account of the Banks the amount, if any, by which the aggregate unpaid principal amount of outstanding Loans exceeds the total Commitments of all Banks as so reduced. Amounts so paid cannot be reborrowed. The Company may, at any time, upon not less than three (3) Business Days prior written notice to the Agent, terminate the Commitments in their entirety. Upon termination of the Commitments pursuant to this Section, the Company shall pay to the Agent for the account of the Banks the full amount of all outstanding Loans and shall cause all other Termination Conditions to exist. All payment described in this Section is subject to the provisions of Section 2.6. Section 4.4 Payments. Payments and prepayments of principal of, and interest on, the Notes and all fees, expenses and other obligations under the Loan Documents shall be made without set-off or counterclaim in immediately available funds not later than 3:00 p.m.,

54 Minneapolis time, on the dates due at the main office of the Agent in Minneapolis, Minnesota. Funds received on any day after such time shall be deemed to have been received on the next Business Day. The Agent shall promptly distribute in like funds to each Bank its Percentage share of each such payment of principal, interest and Commitment Fees. Subject to the definition of the term “Interest Period”, whenever any payment to be made hereunder or on the Notes shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of any interest or fees. Section 4.5 Proration of Payments. If any Bank or other holder of a Loan shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset, pursuant to the guaranty hereunder, or otherwise) on account of principal of, interest on, or fees with respect to any Loan, in any case in excess of the share of payments and other recoveries of other Banks or holders, such Bank or other holder shall purchase from the other Banks or holders, in a manner to be specified by the Agent, such participations in the Loans held by such other Banks or holders as shall be necessary to cause such purchasing Bank or other holder to share the excess payment or other recovery ratably with each of such other Banks or holders; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Bank or holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. ARTICLE V ADDITIONAL PROVISIONS RELATING TO LOANS Section 5.1 Yield Protection. If, after the date of this Agreement, there occurs any Change in Law which: (a) imposes, modifies or deems applicable any reserve, special deposit, compulsory loan, insurance charge, liquidity or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Bank or any applicable Lending Installation (except any Statutory Reserve Rate or similar reserve on Alternative Currencies), (b) subjects any Bank or an applicable Lending Installation or the Agent to any Taxes (other than with respect to Indemnified Taxes, Excluded Taxes and Other Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, or (c) imposes any other condition, cost or expense (other than Taxes) affecting this Agreement, the Commitments, the Loans made by such Bank or any Letter of Credit or participation therein on any Bank, any applicable Lending Installation or the relevant funding markets; and the result of any of the foregoing is to increase the cost to such Person of making, converting to, continuing or maintaining its Loans or Commitment or of issuing or participating in Letters of Credit or to reduce the amount received by such Person in connection with such Loans or Commitment, Letters of Credit or participations therein (whether of principal, interest or any other

55 amount), then, the Company shall pay to such Person upon demand such additional amount or amounts as will compensate such Person for such additional costs or reduction. Determinations by each Person for purposes of this Section 5.1 of the additional amounts required to compensate such Person shall be conclusive in the absence of manifest error. In determining such amounts, such Person may use any reasonable averaging, attribution and allocation methods. Each such Person shall use best efforts to notify the Company within 90 days after becoming aware of any application or change that would result in payments by the Company under this Section 5.1. Failure or delay on the part of any such Person to demand compensation pursuant to this Section 5.1 shall not constitute a waiver of such Person’s right to demand such compensation; provided that the Company shall not be required to compensate any such Person pursuant to this section for any increased costs or reductions incurred more than 90 days prior to the date that such Person notifies the Company of the Change in Law that would result in payments by the Company under this Section 5.1; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof. Section 5.2 Changes in Capital Adequacy Regulations. If a Bank determines that the amount of capital or liquidity required or expected to be maintained by such Bank, any Lending Installation of such Bank, or any corporation or holding company controlling such Bank is increased as a result of (i) a Change in Law after the date of this Agreement or (ii) any change after the date of this Agreement in the Risk-Based Capital Guidelines, then, the Company shall pay such Bank upon demand the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital or liquidity which such Bank determines is attributable to this Agreement, its Loans or its Commitment to make Loans and issue or participate in Letters of Credit, as the case may be, hereunder (after taking into account such Bank’s policies as to capital adequacy or liquidity), in each case that is attributable to such Change in Law or change in the Risk-Based Capital Guidelines, as applicable. Failure or delay on the part of any such Person to demand compensation pursuant to this Section 5.2 shall not constitute a waiver of such Person’s right to demand such compensation; provided that the Company shall not be required to compensate any such Person pursuant to this section for any increased costs or reductions incurred more than 90 days prior to the date that such Person notifies the Company of the Change in Law or change in the Risk-Based Capital Guidelines that would result in payments by the Company under this Section 5.1; provided further that, if the Change in Law or change in Risk-Based Capital Guidelines giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof. Section 5.3 Deposits Unavailable or Interest Rate Unascertainable or Inadequate; Impracticability. (a) Subject to Section 5.3(b) below, if the Agent determines (which determination shall be conclusive absent manifest error), or the Required Banks notify the Agent that the Required Banks have determined, that: (i) for any reason in connection with any request for an Advance (other than a Base Rate Advance), or a conversion or continuation thereof, that the Adjusted Term SOFR Screen Rate, Adjusted EURIBOR Rate, Adjusted TIBOR Rate, Adjusted Daily Simple RFR or Adjusted Other Interest Rate, as applicable,

56 does not adequately and fairly reflect the cost to such Banks of the funding such Loans, or (ii) the interest rate applicable to Advances (other than a Base Rate Advance) is not ascertainable or available (including, without limitation, because the applicable screen on which the rate for such Advance is published (including any successor or substitute page on such screen) is unavailable, and such inability to ascertain or unavailability is not expected to be permanent, then the Agent shall suspend the availability of the Type of Advance subject thereto and require any affected Advance to be repaid or converted (and redenominated into Dollars, if applicable) to Base Rate Advances, subject to the payment of any funding indemnification amounts required by Section 2.6. (b) Benchmark Replacement. (i) Benchmark Transition Event. Notwithstanding anything to the contrary herein or in any other Loan Document (and any agreement evidencing Swap Obligations shall be deemed not to be a “Loan Document” for purposes of this Section 5.3(b)), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement with respect to Dollars is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” with respect to any currency for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth Business Day after the date notice of such Benchmark Replacement is provided by the Agent to the Banks without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Banks comprising the Required Banks. (ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

57 (iii) Notices; Standards for Decisions and Determinations. The Agent will promptly notify the Borrowers and the Banks of (A) the implementation of any Benchmark Replacement, (B) the effectiveness of any Benchmark Replacement Conforming Changes, and (C) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (iv) below. Any determination, decision or election that may be made by the Agent or, if applicable, any Bank (or group of Banks) pursuant to this Section 5.3(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 5.3(b). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then- current Benchmark is a term rate (including the Term SOFR Screen Rate, the EURIBOR Screen Rate and the TIBOR Screen Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove any tenor of such Benchmark that is unavailable or non-representative for any Benchmark settings and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon notice to the Borrowers by the Agent in accordance with Section 13.5 of the commencement of a Benchmark Unavailability Period and until a Benchmark Replacement is determined in accordance with this Section 5.3(b), the Borrowers may revoke any request for an Advance (other than a Base Rate Advance) impacted by the applicable interest rate being unavailable, or any request for the conversion or continuation of such an Advance (other than a Base Rate Advance) to be made, converted or continued during any Benchmark Unavailability Period at the end of the applicable Interest Period, and, failing that, the Borrowers will be deemed to have converted any such request at the end of the applicable Interest Period into a request for a Base Rate Advance or conversion to a Base Rate Advance (each with a corresponding currency redenomination, if applicable). During any Benchmark Unavailability

58 Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. Section 5.4 Illegality. (a) If at any time due to a Change in Law after the date of this Agreement, or for any other reason arising subsequent to the date of this Agreement, it shall become unlawful or impossible for any Bank to make or fund any Advance in either Dollars (other than a Base Rate Advance) or an Alternative Currency, the obligation of such Bank to provide such Advance in Dollars (other than a Base Rate Advance) or the relevant Alternative Currency shall, upon the happening of such event, forthwith be suspended for the duration of such illegality or impossibility. If any such event shall make it unlawful or impossible for any Bank to continue any Advance (other than a Base Rate Advance) previously made by it hereunder, such Bank shall, upon the happening of such event, notify the Agent and the Company thereof in writing, and the Company shall, at the time notified by such Bank, repay such Advance in full, together with accrued interest thereon, subject to the provisions of Section 2.6, in the instance of a Term SOFR Advance convert each such unlawful Advance to a Base Rate Advance, or in the instance of an Advance in an Alternative Currency change the interest rate index to an index that is not unlawful or impossible for such Bank (which, for the avoidance of doubt, shall be subject to the Floor). (b) If, in any applicable jurisdiction, the Agent or any Bank determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Agent or any Bank to (i) perform any of its obligations hereunder or under any other Loan Document, (ii) fund or maintain its participation in any Loan or Letter of Credit Obligation or (iii) issue, make, maintain, fund or charge interest with respect to any Loan or Letter of Credit Obligation, in each case, with respect to any Material Foreign Subsidiary designated as a Borrowing Subsidiary, such Person shall promptly notify the Agent and the Agent shall notify the Company. Upon notice by the Agent to the Company and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest with respect to any such Loan or Letter of Credit Obligation shall be suspended, and to the extent required by applicable law, cancelled. Upon receipt of such notice to the Company, the Borrowers shall (A) repay that Person’s participation in the Loans, Letter of Credit Obligations or other applicable Obligations on the last day of the Interest Period for each Loan, Letter of Credit Obligation or other Obligation occurring after the Agent has notified the Company or, if earlier, the date specified by such Person in the notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by the applicable law), and (B) take all reasonable actions requested by such Person to mitigate or avoid such illegality. Section 5.5 Discretion of the Banks as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of the Loans in any manner it elects; it being understood, however, that for purposes of this Agreement, all determinations hereunder shall be made as if the Banks had actually funded and maintained each Advance accruing interest using Interest Periods through the

59 purchase of deposits of Dollars or purchase of Alternative Currencies on the foreign exchange market, each having a term corresponding to the Interest Period applicable to such Advance and bearing an interest rate equal to the applicable interest rate for such Interest Period (whether or not any Bank shall have granted any participations in such Advances). Section 5.6 Taxes. (a) Any and all payments by or on account of any obligation of any Borrower or Guarantor under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law requires the deduction or withholding of any Tax from any such payment, then the applicable Person shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax or Other Tax, then the sum payable by such applicable Person shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 5.6) the applicable Bank or the Agent receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) The Borrowers and Guarantors shall timely pay to the relevant Governmental Authority in accordance with applicable law or at the option of the Agent timely reimburse it for the payment of, any Other Taxes. (c) The Borrowers and Guarantors shall indemnify the Bank or the Agent, within fifteen (15) days after demand therefor, for the full amount of any Indemnified Taxes and Other Taxes (including Indemnified Taxes and Other Taxes imposed or asserted on or attributable to amounts payable under this Section 3.5) payable or paid by such Bank or the Agent or required to be withheld or deducted from a payment to such Bank or the Agent and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes and Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Bank (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Bank, shall be conclusive absent manifest error. (d) Each Bank shall severally indemnify the Agent, within fifteen (15) days after demand therefor, for (i) any Indemnified Taxes and Other Taxes attributable to such Bank (but only to the extent that any Borrower or Guarantor has not already indemnified the Agent for such Indemnified Taxes and Other Taxes and without limiting the obligation of the Borrowers and Guarantors to do so), (ii) any Taxes attributable to such Bank’s failure to comply with the provisions of Section 13.3(c) relating to the maintenance of a Participant Register, and (iii) any Excluded Taxes attributable to such Bank, in each case, that are payable or paid by the Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Bank by the Agent shall be conclusive absent manifest error. Each Bank hereby authorizes the Agent to set

60 off and apply any and all amounts at any time owing to such Bank under any Loan Document or otherwise payable by the Agent to the Bank from any other source against any amount due to the Agent under this paragraph (d). (e) As soon as practicable after any payment of Taxes by any Borrower or Guarantor to a Governmental Authority pursuant to this Section 5.6, such Person shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent. (f) (i) Any Bank that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company and the Agent, at the time or times reasonably requested by the Company or the Agent, such properly completed and executed documentation reasonably requested by the Company or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Bank, if reasonably requested by the Company or the Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Agent as will enable the Company or the Agent to determine whether or not such Bank is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.6(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Bank’s reasonable judgment such completion, execution or submission would subject such Bank to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Bank. (ii) Without limiting the generality of the foregoing, (A) any Bank that is a United States Person for U.S. federal income Tax purposes shall deliver to the Company and the Agent on or prior to the date on which such Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Agent), copies of executed IRS Form W-9 certifying that such Bank is exempt from U.S. federal backup withholding Tax; (B) any Non-U.S. Bank shall, to the extent it is legally entitled to do so, deliver to the Company and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Agent), whichever of the following is applicable:

61 (1) in the case of a Non-U.S. Bank claiming the benefits of an income Tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such Tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such Tax treaty; (2) executed originals of IRS Form W-8ECI; (3) in the case of a Non-U.S. Bank claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Non-U.S. Bank is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E; or (4) to the extent a Non-U.S. Bank is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY or IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable. (C) any Non-U.S. Bank shall, to the extent it is legally entitled to do so, deliver to the Company and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Bank under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Bank were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Bank shall deliver to the Company and the Agent at the time or times prescribed by law and at such time or times reasonably

62 requested by the Company or the Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Agent as may be necessary for the Company and the Agent to comply with their obligations under FATCA and to determine that such Bank has complied with such Bank’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date hereof. (iii) Each Bank agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Agent in writing of its legal inability to do so. (g) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.6 (including by the payment of additional amounts pursuant to this Section 5.6), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5.6 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Each party’s obligations under this Section 5.6 shall survive the resignation or replacement of the Agent or any assignment of rights by, or the replacement of, a Bank, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 5.7 Selection of Lending Installation; Mitigation Obligations; Bank Statements; Survival of Indemnity. To the extent reasonably possible, each Bank shall designate an alternate Lending Installation with respect to its Advances (other than Base Rate Advances) to reduce any liability of the Borrowers to such Bank under Sections 5.1, 5.2 and 5.6 or to avoid the unavailability of Advances under Section 5.3, so long as such designation is not, in the judgment of such Bank, disadvantageous to such Bank. Each Bank shall deliver a written statement of such Bank to the Company (with a copy to the Agent) as to the amount due, if any, under Section 5.1, 5.2, 5.3 or

63 5.6. Such written statement shall set forth in reasonable detail the calculations upon which such Bank determined such amount and shall be final, conclusive and binding on the Borrowers in the absence of manifest error. Determination of amounts payable under such Sections in connection with an Advance (other than a Base Rate Advance) shall be calculated as though each Bank funded such Advance through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the interest rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Bank shall be payable on demand after receipt by the Company of such written statement. The obligations of the Borrowers under Sections 5.1, 5.2, 5.3 and 5.6 shall survive payment of the Obligations and termination of this Agreement. Section 5.8 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due from any Borrower hereunder in the currency expressed to be payable under this Agreement, the Notes or the Fee Letters (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the specified currency with such other currency at the Agent’s main office in Minneapolis, Minnesota on the Business Day preceding that on which the final, non-appealable judgment is given. The obligations of the Borrowers in respect of any sum due to any Bank or the Agent under this Agreement, the Notes and the Fee Letters shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Bank or the Agent (as the case may be) of any sum adjudged to be so due in such other currency such Bank or the Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Bank or the Agent, as the case may be, in the specified currency, the Borrowers agree, to the fullest extent that they may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Bank or the Agent, as the case may be, against such loss. Section 5.9 Mitigation. (a) If any Bank requests compensation under Section 5.1 hereof, or the Borrowers are required to pay any additional amount to or for the account of any Bank pursuant to Section 5.6 hereof, then such Bank shall use reasonable efforts to designate a different lending office for the funding or booking of its Loans or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Bank such designation or assignment (i) would eliminate or materially reduce amounts payable pursuant to Section 5.1 or Section 5.6, in the future, (ii) would not subject such Bank to any unreimbursed cost or expense, and (iii) would not otherwise be materially disadvantageous in any way to such Bank. (b) The Company hereby agrees to pay all reasonable costs and expenses incurred by any Bank in connection with any designation or assignment pursuant to this Section 5.9. Section 5.10 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or

64 other modification hereof or of any other Loan Document), each Borrower acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Banks are arm’s-length commercial transactions between such Borrower and its Affiliates, on the one hand, and the Banks, on the other hand, (B) each Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Banks is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrowers or any of their Affiliates, or any other Person and (B) no Bank has any obligation to the Borrowers or any of their Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) each of the Banks and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers and their Affiliates, and no Bank has any obligation to disclose any of such interests to the Borrowers or their Affiliates. To the fullest extent permitted by law, each Borrower hereby waives and releases any claims that it may have against each of the Banks with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. ARTICLE VI CONDITIONS PRECEDENT Section 6.1 Conditions to Effectiveness. The effectiveness of this Agreement, as well as the obligation of the Banks to make the initial Loans hereunder and of the Agent to issue Letters of Credit hereunder shall be subject to the satisfaction of the conditions precedent, in addition to the applicable conditions precedent set forth in Sections 6.2 and 6.3 below, that the Agent shall have received all of the following, in form and substance satisfactory to the Agent, each duly executed and certified or dated as of the date of this Agreement or such other date as is satisfactory to the Agent: (a) The Notes payable to each Bank executed by a duly authorized officer (or officers) of the Company (or Company and Borrowing Subsidiary, if applicable). (b) An affirmation of the Pledge Agreement, together with delivery of any certificate evidencing the stock or Ownership Interest of Foreign Subsidiaries pledged thereby and executed assignments separate from certificate (stock powers) for such certificates. (c) An affirmation of the Guaranties required hereunder, executed by a duly authorized officer of each Subsidiary required to be a Guarantor hereunder. (d) A certificate or certificates of the Secretary or an Assistant Secretary of each Borrower and each Guarantor, attesting to and attaching (i) a copy of the corporate resolution of the Company authorizing the execution, delivery and performance of the Loan Documents, (ii) an incumbency certificate showing the names and titles, and bearing the signatures of, the officers of such Borrower or Guarantor authorized to execute the Loan

65 Documents, and (iii) a copy of the Organizational Documents of such Borrower or Guarantor with all amendments thereto. (e) A Certificate of Good Standing for the Company and each Guarantor certified by the Secretary of State or equivalent body in the applicable jurisdiction of incorporation. (f) An opinion of counsel to the Company, the Guarantors and any Borrowing Subsidiary, addressed to the Agent and the Banks, in substantially the form of Exhibit F. (g) At least five days prior to the date hereof, if the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Company shall have delivered a Beneficial Ownership Certification in relation to the Company. (h) [Intentionally Omitted]. (i) The Agent shall have received written evidence from the Company and each Guarantor affirming their rights, duties and obligations under the Intercreditor Agreement. (j) Payment of all fees and expenses due and payable as of the effectiveness of this Agreement under or in connection with the Fee Letters upon the effectiveness of this Agreement. Section 6.2 Conditions Precedent to Initial Loans. The obligation of the Banks to make the initial Loans hereunder and of the Agent to issue Letters of Credit hereunder shall be subject to the satisfaction of the conditions precedent, in addition to the applicable conditions precedent set forth in Section 6.1 above and Section 6.3 below, that the Agent shall have received all of the following, in form and substance satisfactory to the Agent, each duly executed and certified or dated as of the date of this Agreement or such other date as is satisfactory to the Agent: (a) Evidence of all governmental, shareholder and third party consents necessary in connection with the making of the initial Loans hereunder. (b) Payment of all fees and expenses due and payable as of the initial funding under or in connection with the Fee Letters upon the making of the initial Loan. (c) A certificate signed by a Responsible Officer that the conditions specified in Section 6.3 have been satisfied. Section 6.3 Conditions Precedent to all Loans. The obligation of the Banks to make any Loan hereunder (including the initial Loan) and the obligation of the Agent to issue Letters of Credit hereunder shall be subject to the satisfaction of the following conditions precedent (and any request for a Loan shall be deemed a representation by the Company that the following are satisfied): (a) Before and after giving effect to such Loan or Letter of Credit, the representations and warranties contained in Article VII shall be true and correct in all material respects, as though made on the date of such Loan or issuance of such Letter of

66 Credit, except (i) for representations and warranties which by their terms are limited to an earlier date and (ii) for purposes of this Section 6.3, the representations and warranties contained in Section 7.5 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 8.1 (and in the case of the last sentence of Section 7.5, the date of the most recent audited financial statements). For the avoidance of doubt, to the extent the information disclosed in Schedule 7.15 becomes inaccurate or outdated, the Company shall deliver to the Agent an updated Schedule 7.15 reflecting the most current and accurate information with respect to the disclosures therein, which schedule shall be deemed to be immediately effective and this Agreement shall be immediately amended to replace the existing Schedule 7.15 with the updated Schedule 7.15. (b) Before and after giving effect to such Loan or Letter of Credit, no Default or Event of Default shall have occurred and be continuing. ARTICLE VII REPRESENTATIONS AND WARRANTIES To induce the Agent and the Banks to enter into this Agreement, to grant the Commitments and to make Loans and issue Letters of Credit hereunder, the Borrowers represent and warrant to the Agent and the Banks that: Section 7.1 Organization, Standing, Etc. The Company and each of its corporate Subsidiaries are corporations duly incorporated and validly existing and in good standing under the laws of the jurisdiction of their respective incorporation and have all requisite corporate power and authority to carry on their respective businesses as now conducted, to (in the instance of the Company) enter into the Loan Documents and to perform its obligations under the Loan Documents. The Company and each of its Subsidiaries are duly qualified and in good standing as a foreign corporation or other entity in each jurisdiction in which the character of the properties owned, leased or operated by it or the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not be reasonably likely to result in an Adverse Event. Section 7.2 Authorization and Validity. The execution, delivery and performance by each Borrower and each Guarantor of the Loan Documents to which such Borrower or such Guarantor is a party have been duly authorized by all necessary corporate, limited liability company or partnership action by such Borrower or such Guarantor, and such Loan Documents constitute the legal, valid and binding obligations of such Borrower or such Guarantor, enforceable against such Borrower or such Guarantor in accordance with their respective terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to general principles of equity. Section 7.3 No Conflict; No Default. The execution, delivery and performance by each Borrower and each Guarantor of the Loan Documents to which such Borrower or such Guarantor is a party will not (a) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to such Borrower or such Guarantor, (b) violate

67 or contravene any provisions of the Organizational Documents of such Borrower or such Guarantor, or (c) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other material agreement, lease or instrument to which such Borrower or such Guarantor is a party or by which it or any of its properties may be bound or result in the creation of any Lien on any asset of such Borrower or such Guarantor or any Subsidiary of such Borrower or such Guarantor. Neither the Company nor any Subsidiary is in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation would be reasonably likely to result in an Adverse Event. No Default or Event of Default has occurred and is continuing. Section 7.4 Government Consent. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of any Borrower or any Guarantor to authorize, or is required on the part of any Borrower or any Guarantor in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, the Loan Documents. Section 7.5 Financial Statements and Condition. The Company’s audited consolidated financial statements as at December 25, 2020, as heretofore furnished to the Banks, have been prepared in accordance with GAAP on a consistent basis and fairly present, in all material respects, the consolidated financial condition of the Company and its Subsidiaries as at such dates and the consolidated results of their operations and cash flows for the respective periods then ended (subject, in the case of such interim financial statements, to the absence of footnotes and normal year-end adjustments). Since December 25, 2020, no Adverse Event has occurred. Section 7.6 Litigation. Except as described in Schedule 7.6, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any of their properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which would be reasonably likely to result in an Adverse Event. Section 7.7 Compliance. The Company and its Subsidiaries are in compliance with all statutes and governmental rules and regulations applicable to them, except where the failure to be in such compliance would not be reasonably likely to result in an Adverse Event. Section 7.8 Environmental, Health and Safety Laws. There does not exist any violation by the Company or any Subsidiary of any applicable federal, state or local law, rule or regulation or order of any government, governmental department, board, agency or other instrumentality relating to environmental, pollution, health or safety matters which is reasonably likely to impose a material liability on the Company or a Subsidiary or which would require a material expenditure by the Company or such Subsidiary to cure. Neither the Company nor any Subsidiary has received any notice to the effect that any part of its operations or properties is not in material compliance with any such law, rule, regulation or order or notice that it or its property is the subject of any governmental investigation evaluating whether any remedial action is needed to respond to any release of any toxic or hazardous waste or substance into the environment, the consequences of which non-compliance or remedial action would be reasonably likely to result in an Adverse Event.

68 Section 7.9 ERISA. Each Plan complies in all material respects with all applicable requirements of ERISA and the Code and with all applicable rulings and regulations issued under the provisions of ERISA and the Code setting forth those requirements, except for any noncompliance that could not reasonably be expected to result in an Adverse Event. No Reportable Event that is an Adverse Event has occurred and is continuing with respect to a Plan. All of the minimum funding standards applicable to such Plans have been satisfied and there exists no event or condition which would permit the institution of proceedings to terminate any Plan under Section 4042 of ERISA (except for immaterial failures). Section 7.10 Regulation U. The Company is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System). Section 7.11 Ownership of Property; Liens. Each of the Company and the Subsidiaries has good and marketable title to its owned real properties and good and sufficient title to its other owned properties, including all properties and assets referred to as owned by the Company and its Subsidiaries in the audited balance sheet of the Company referred to in Section 7.5 (other than property disposed of since the date of such balance sheet in the ordinary course of business or as otherwise permitted by this Agreement). None of the properties, revenues or assets of the Company or any of its Subsidiaries is subject to a Lien securing any Indebtedness (other than the Obligations and other Indebtedness excluded from the definition of “Secured Indebtedness” pursuant to the proviso in such definition) except to the extent securing Secured Indebtedness permitted by Section 9.8. Section 7.12 Taxes. Each of the Company and the Subsidiaries has filed all federal, state and local Tax returns required to be filed and has paid or made provision for the payment of all Taxes due and payable pursuant to such returns and pursuant to any assessments made against it or any of its property and all other Taxes, fees and other charges imposed on it or any of its property by any Governmental Authority (other than Taxes, fees or charges the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Company). No Tax Liens have been filed and no material claims are being asserted with respect to any such Taxes, fees or charges. The charges, accruals and reserves on the books of the Company in respect of Taxes and other governmental charges are adequate. Section 7.13 Trademarks, Patents. Each of the Company and the Subsidiaries possesses or has the right to use all of the material patents, trademarks, trade names, service marks and copyrights, and applications therefor, and all technology, know-how, processes, methods and designs used in or necessary for the conduct of its business, without known conflict with the rights of others. Section 7.14 Investment Company Act. Neither the Company nor any Subsidiary is an “investment company” or a company “controlled” by an investment company within the meaning of the Investment Company Act of 1940, as amended. Section 7.15 Subsidiaries. Schedule 7.15 sets forth a list of all Subsidiaries (excluding Subsidiaries with no assets and no operations) and the number and percentage of the shares of each

69 class of capital stock owned beneficially or of record by the Company or any Subsidiary therein, and the jurisdiction of formation of each such Subsidiary, and designates which Subsidiaries are Material Subsidiaries. Section 7.16 Solvency. (a) Immediately after the consummation of the transactions to occur on the date hereof and immediately following the making of each Loan or other extension of credit, if any, made on the date hereof and after giving effect to the application of the proceeds of such Loan or extension of credit, (i) the fair value of the assets of the Company and its Subsidiaries on a consolidated basis, on a going-concern basis, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Company and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of the Company and its Subsidiaries on a consolidated basis, on a going-concern basis, will be greater than the amount that will be required to pay the probable liability of the Company and its Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Company and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Company and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the date hereof. (b) The Company does not intend to, or to permit any of its Material Subsidiaries to, and does not believe that it or any of its Material Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Material Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Material Subsidiary. Section 7.17 Disclosure. The Company has disclosed to the Banks all agreements, instruments and corporate or other restrictions to which it or any Subsidiary is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in an Adverse Event. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Borrower, any Guarantor or any Subsidiary to the Agent or any Bank in connection with the negotiation of this Agreement or any other Loan Document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time delivered and, if such projected financial information was delivered prior to the date on which the conditions specified in Section 6.1 are satisfied, such date. As of the date hereof, the information included in any Beneficial Ownership Certification is true and correct in all respects. Section 7.18 Sanctions; Anti-Terrorism Laws.

70 (a) The Company has implemented and maintains in effect policies and procedures reasonably designed to promote compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Company, its Subsidiaries and their respective officers and employees and to the actual knowledge of the Company its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions, provided, that failure to so comply shall not be a breach of this Section 7.18(a) if such failure has not resulted, and is not reasonably likely to result, in an Adverse Event and the Company or such Subsidiary is acting in good faith and with reasonable dispatch to cure such noncompliance. No Borrower nor any Subsidiary (i) nor to the actual knowledge of any Borrower or any Subsidiary, any of their respective directors, officers or employees, is a Sanctioned Person, (ii) has assets in Sanctioned Countries, or (iii) to the actual knowledge of any Borrower or Subsidiary, derives any operating income from investments in, or transactions with, Sanctioned Persons or Sanctioned Countries. No part of the proceeds of any Loan or Letter of Credit Obligations hereunder will be used, directly or indirectly, (i) to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country or (ii) by any Borrower, any Subsidiary, or to the actual knowledge of any Borrower or any Subsidiary, any of their respective directors, officers or employees, in any manner that will violate Anti-Corruption Laws. (b) Neither the making of the Loans hereunder nor the use of the proceeds thereof will violate the Patriot Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto. The Borrowers and their Subsidiaries are in compliance in all material respects with the Patriot Act. Section 7.19 Affected Financial Institutions. No Borrower and no Guarantor is an Affected Financial Institution. ARTICLE VIII AFFIRMATIVE COVENANTS From the date of this Agreement and thereafter until Termination Conditions exist, the Company will do, and will cause each Subsidiary (except in the instance of Section 8.1) to do, all of the following: Section 8.1 Financial Statements and Reports. Furnish to the Banks: (a) As soon as practicable and in any event within seventy-five (75) days after the end of each fiscal year of the Company, the annual audit report of the Company and its Subsidiaries prepared on a consolidated basis and in conformity with GAAP, consisting of at least statements of income, cash flow, and stockholders’ equity for such year, and a consolidated balance sheet as at the end of such year, setting forth in each case in comparative form corresponding figures from the previous annual audit, certified without qualification by independent certified public accountants of recognized standing selected by the Company and reasonably acceptable to the Agent. Delivery within the time period

71 specified above pursuant to paragraph (f) below of copies of the annual report on Form 10- K of the Company for such fiscal year (including all financial statement exhibits and financial statements incorporated by reference therein) prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this paragraph (a). The Company shall be deemed to have made such delivery of such Form 10-K if it shall have timely made such Form 10-K available on “EDGAR” and on its home page on the worldwide web (at the date of this Agreement located at: http//www.graco.com) (such availability thereof being referred to as “Electronic Delivery”). (b) As soon as practicable and in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited financial statements of the Company and its Subsidiaries prepared in the same manner as the audit report referred to in Section 8.1(a), certified on behalf of the Company by its chief financial officer, consisting of at least a consolidated statement of income for the Company and the Subsidiaries for such quarter and for the period from the beginning of such fiscal year to the end of such quarter, a consolidated statement of cash flow for the Company and its Subsidiaries for the period from the beginning of such fiscal year to the end of such quarter, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter. Delivery within the time period specified above pursuant to paragraph (f) below of copies of the quarterly report on Form 10-Q of the Company for such quarterly period (including all financial statement exhibits and financial statements incorporated by reference therein) prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this paragraph (a). The Company shall be deemed to have made such delivery of such Form 10-Q if it shall have timely made Electronic Delivery thereof. (c) Together with the financial statements furnished by the Company under Sections 8.1(a) and 8.1(b), a Compliance Certificate stating that as at the date of each such financial statement there did not exist any Default or Event of Default or, if such Default or Event of Default existed, specifying the nature and period of existence thereof and what action the Company proposes to take with respect thereto and confirming compliance with the covenants addressed in the Compliance Certificate. (d) Immediately upon a Responsible Employee becoming aware of any Default or Event of Default, a notice describing the nature thereof and what action the Company proposes to take with respect thereto. (e) Immediately upon a Responsible Employee becoming aware of the occurrence, with respect to any Plan, of any Reportable Event that is an Adverse Event, a notice specifying the nature thereof and what action the Company proposes to take with respect thereto, and, when received, copies of any notice from PBGC of intention to terminate or have a trustee appointed for any Plan. (f) Promptly upon the mailing or filing thereof, copies of all material financial statements, reports and proxy statements mailed by the Company to the Company’s shareholders, and copies of all registration statements, periodic reports and other

72 documents filed by the Company with the Securities and Exchange Commission (or any successor thereto) or any national securities exchange. (g) Immediately upon a Responsible Employee becoming aware of the occurrence thereof, notice of the institution of any litigation, arbitration or governmental proceeding, or the rendering of a judgment or decision in such litigation or proceeding, which is material to the Company and its Subsidiaries as a consolidated enterprise, and the steps being taken by the Company or Subsidiary affected by such proceeding. (h) Immediately upon a Responsible Employee becoming aware of the occurrence thereof, notice of any violation as to any environmental matter by the Company or any Subsidiary and of the commencement of any judicial or administrative proceeding relating to health, safety or environmental matters (i) in which an adverse determination or result would be reasonably likely to result in the revocation of or have a material adverse effect on any operating permits, air emission permits, water discharge permits, hazardous waste permits or other permits held by the Company or any Subsidiary which are material to the operations of the Company or such Subsidiary as a consolidated enterprise, or (ii) which would be reasonably likely to impose a material liability on the Company or such Subsidiary to any Person or which will require a material expenditure by the Company or such Subsidiary to cure any alleged problem or violation. (i) At or promptly after any time at which the Company or any Subsidiary becomes subject to the Beneficial Ownership Regulation, a completed Beneficial Ownership Certification in form and substance acceptable to the Agent. (j) At or promptly after any time there is a change in the information provided in a previously delivered Beneficial Ownership Certification (if any), written notice to the Agent and the Banks of such change, together with any information reasonably requested by the Company or any such Bank in respect of such change. (k) From time to time, such other information regarding the business, operation and financial condition of the Company and the Subsidiaries as any Bank may reasonably request. Section 8.2 Corporate Existence. Subject to Section 9.1 in the instance of a Subsidiary, maintain its corporate existence in good standing under the laws of its jurisdiction of formation and its qualification to transact business as a foreign entity in each other jurisdiction in which the character of the properties owned, leased or operated by it or the business conducted by it makes such qualification necessary, unless failure to so qualify would not be reasonably likely to result in an Adverse Event. Section 8.3 Insurance. Maintain with financially sound and reputable insurance companies such insurance as may be required by law and such other insurance in such amounts and against such hazards as is customary in the case of reputable corporations engaged in the same or similar business and similarly situated. Section 8.4 Payment of Taxes and Claims. File all Tax returns and reports which are required by law to be filed by it and pay before they become delinquent all Taxes, assessments and

73 governmental charges and levies imposed upon it or its property and all claims or demands of any kind (including, without limitation, those of suppliers, mechanics, carriers, warehouses, landlords and other like Persons) which, if unpaid, might result in the creation of a Lien upon its property; provided that the foregoing items need not be paid if they are being contested in good faith by appropriate proceedings, and as long as the Company’s or such Subsidiary’s title to its property is not materially adversely affected, its use of such property in the ordinary course of its business is not materially interfered with and adequate reserves with respect thereto have been set aside on the Company’s or such Subsidiary’s books in accordance with GAAP. Section 8.5 Inspection. Permit any Person designated by the Agent (or, so long as any Default or Event of Default is continuing, any Bank) to visit and inspect any of its properties, corporate books and financial records, to examine and to make copies of its books of accounts and other financial records, and to discuss the affairs, finances and accounts of the Company and the Subsidiaries with, and to be advised as to the same by, its officers at such reasonable times and intervals as the Agent (or, if applicable, such Bank) may designate upon reasonable prior notice by the Agent (or, if applicable, such Bank) to the Company. So long as no Event of Default exists, the expenses of the Agent and the Banks for such visits, inspections and examinations shall be at the expense of the Agent and the Banks, but any such visits, inspections, and examinations made while any Event of Default is continuing shall be at the expense of the Company. Section 8.6 Maintenance of Properties. Maintain its properties used or useful in the conduct of its business in good condition, repair and working order (ordinary wear and tear excepted), and supplied with all necessary equipment, and make all necessary repairs, renewals, replacements, betterments and improvements thereto, all as may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times. Section 8.7 Books and Records. Keep adequate and proper records and books of account in which full and correct entries will be made of its dealings, business and affairs. Section 8.8 Compliance. Comply in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, including all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards regarding Sanctions, Sanctioned Persons and Sanctioned Countries, provided, that failure to so comply shall not be a breach of this covenant if such failure has not resulted, and is not reasonably likely to result, in an Adverse Event and the Company or such Subsidiary is acting in good faith and with reasonable dispatch to cure such noncompliance. Section 8.9 ERISA. Maintain each Plan in compliance in all material respects with all applicable requirements of ERISA and of the Code and with all applicable rulings and regulations issued under the provisions of ERISA and of the Code, except for any noncompliance that could not reasonably be expected to result in an Adverse Event. Section 8.10 Environmental Matters. Observe and comply with all laws, rules, regulations and orders of any government or government agency relating to health, safety, pollution, hazardous materials or other environmental matters to the extent non-compliance would be reasonably likely to result in a material liability or an Adverse Event.

74 Section 8.11 Subsidiaries. Upon the formation, designation or acquisition of any Material Subsidiary: (a) If it is a Domestic Subsidiary, the Company will cause such Material Subsidiary to become a Guarantor and to, concurrent with such formation or acquisition, execute and deliver a Guaranty to the Agent for the benefit of the Banks, and provide a secretary’s certificate and copies of all documents consistent with Section 6.1(d) for such Material Subsidiary; and (b) If it is a Foreign Subsidiary, the Company will pledge, or will cause any Domestic Subsidiary owning such stock or Ownership Interests to pledge to the Collateral Agent for the benefit of the Banks and the other secured parties pursuant to the Intercreditor Agreement, pursuant to a Pledge Agreement subject to the Intercreditor Agreement, the lesser of (i) 65% of the outstanding stock or other Ownership Interests of such Material Foreign Subsidiary, or (ii) all of the stock or other Ownership Interests of such Material Foreign Subsidiary owned by the Company or such Domestic Subsidiary at any time. Section 8.12 Most Favored Lender. (a) If the Company or any Subsidiary (a) amends, restates or otherwise modifies any Material Financing or (b) otherwise enters into, assumes or otherwise becomes bound or obligated under any Material Financing, in each case which tightens existing covenants or defaults or includes one or more Additional Covenants or Additional Defaults, the terms of this Agreement shall, without any further action on the part of the Company, any Subsidiary or the Agent or any Bank, be deemed to be amended automatically and immediately to include each such tightened covenant, tightened default, Additional Covenant and Additional Default contained in such agreement (subject to clause (b) below), and the Company shall provide written notice of such event to the Agent and the Banks providing a fully executed copy of the Material Financing containing such tightened covenant, tightened default, Additional Covenant and Additional Default within ten (10) Business Days of becoming bound or obligated thereby. Upon written request of the Company or the Agent, the Company and the Agent (on behalf of the Required Banks) shall promptly execute and deliver at the Company’s expense (including the fees and expenses of counsel for the Agent) an amendment to this Agreement in form and substance reasonably satisfactory to the Agent evidencing the amendment of this Agreement to include such tightened covenants, tightened defaults, Additional Covenants and Additional Defaults, provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment as provided for in this Section 8.12(a), but shall merely be for the convenience of the parties hereto. (b) If after the time this Agreement is amended pursuant to Section 8.12(a) to include in this Agreement any tightened covenant, tightened default, Additional Covenant or Additional Default in any Material Financing and such tightened covenant, tightened default, Additional Covenant or Additional Default ceases to be in effect under such Material Financing or is amended by the requisite lenders under such Material Financing so as to be less restrictive with respect to the Company and its Subsidiaries, then, upon written request of the Company, the Agent, on behalf of the Required Banks, will release

75 or similarly amend, as the case may be, such tightened covenant, tightened default, Additional Covenant or Additional Default as in effect in this Agreement, provided that (a) no Default or Event of Default shall be in existence, and (b) if any waiver or similar fees were paid or other concession given to any lender under such Material Financing with respect to causing such tightened covenant, tightened default, Additional Covenant or Additional Default to cease to be in effect or to be so amended, then the Company shall have paid or given to the Banks the same fees or other concessions on a pro rata basis in proportion to the relative outstanding principal amounts of the Obligations and the principal amount of the Indebtedness outstanding under such Material Financing (plus, in the case of a revolving credit facility, the aggregate principal amount of additional loans that the lenders are legally committed to fund thereunder). Notwithstanding the foregoing, no release or amendment to this Agreement pursuant to this Section 8.12(b) as the result of any tightened covenant, tightened default, Additional Covenant or Additional Default in any Material Financing ceasing to be in effect or being amended shall cause the covenants or Events of Default in this Agreement to be less restrictive than the covenants or Events of Default as contained in this Agreement as amended as provided herein other than by the amendment to this Agreement under Section 8.12(a) originally caused by such tightened covenant, tightened default, Additional Covenant or Additional Default. (c) If the Indebtedness evidenced by the Senior Notes and the Senior Note Agreements, or any Indebtedness held by Senior Creditors, is secured by assets other than Ownership Interests in Foreign Subsidiaries, then the Obligations shall be concurrently secured by such assets, with the collateral documents evidencing the grant or perfection of the applicable Lien being in form and substance acceptable to the Agent. Section 8.13 PATRIOT Act Compliance. The Company shall, and shall cause each Subsidiary to, provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Agent or any Bank in order to assist the Agent and the Banks in maintaining compliance with the PATRIOT Act. ARTICLE IX NEGATIVE COVENANTS From the date of this Agreement and thereafter until Termination Conditions exist, the Company will not, and will not permit any Subsidiary to, do any of the following: Section 9.1 Merger. Merge or consolidate or enter into any analogous reorganization or transaction with any Person; provided, however, that: (a) any Subsidiary may be merged with or dissolved and liquidated into the Company (if the Company is the surviving corporation) or any Wholly-owned Subsidiary; and (b) any Subsidiary may be merged with any other Person in the conduct of a Permitted Acquisition, provided that the resulting Person is a Subsidiary, or in the conduct of a disposition of such Subsidiary permitted under Section 9.2 of this Agreement.

76 Section 9.2 Sale of Assets. Sell, transfer, lease or otherwise convey any of its assets except for: (a) sales, leases and other dispositions of assets in the ordinary course of business; (b) sales and other dispositions of equipment that is obsolete or not otherwise useful in the business of the Company or its Subsidiaries; (c) sales and other dispositions of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment of equivalent value, or the proceeds of such sale are applied with reasonable promptness to the purchase price of such replacement equipment; (d) sales or other transfers by a Subsidiary to the Company or a Wholly-owned Subsidiary; (e) sale and leaseback transactions not otherwise prohibited hereby; (f) the endorsement of accounts receivable by Graco K.K. in the ordinary course of business; and (g) sales of assets of the Company or any Subsidiary or of the Ownership Interests of any Subsidiary during any fiscal year the aggregate book value (net of reserves) for all such sales of which (determined, with respect to any such sale, in accordance with GAAP as of the end of the fiscal quarter or fiscal year most recently completed prior to the date of such sale for which financial statements have been delivered under Section 8.1(a) or (b) hereof) does not exceed 10.00% of Consolidated Assets as of the end of the prior fiscal year (or, if financial statements for such prior fiscal year have not yet been delivered under Section 8.1(a) hereof, the fiscal year immediately preceding such prior fiscal year). Section 9.3 Plans. Permit any condition to exist in connection with any Plan which might constitute grounds for the PBGC to institute proceedings to have such Plan terminated or a trustee appointed to administer such Plan, permit any Plan to terminate under any circumstances which would cause a Lien under Title IV of ERISA to attach to any property, revenue or asset of the Company or any Subsidiary, or permit any other ERISA Event to occur, that alone or together with any other events described in this Section 9.3 that have occurred, could reasonably be expected to result in an Adverse Event. Section 9.4 Change in Nature of Business. Make any material change in the nature of the core business of the Company and its Subsidiaries, as carried on at the date hereof. Section 9.5 Other Agreements. Enter into any agreement, bond, note or other instrument with or for the benefit of any Person other than the Banks which would be violated or breached by the Company’s performance of its obligations under the Loan Documents. Section 9.6 Investments. Acquire for value, make, have or hold any Investments, except:

77 (a) Investments outstanding as of the date hereof and listed on Schedule 9.6; (b) Travel advances to officers and employees in the ordinary course of business; (c) Investments complying with the Investment Policies; (d) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale of goods and services in the ordinary course of business; (e) Ownership Interests, obligations or other securities received in settlement of claims arising in the ordinary course of business; (f) Investments in Subsidiaries by the Company and other Subsidiaries not involving an acquisition after the date hereof of the assets or Ownership Interests of a Person that is not a Subsidiary; (g) Permitted Acquisitions; (h) Arrangements giving rise to Hedging Obligations, and other foreign exchange, interest or other hedging arrangements, so long as each such arrangement is entered into in connection with bona fide hedging operations and not for speculation; and (i) any other Investments, if the aggregate costs thereof, net of any returns with respect thereto, does not exceed $50,000,000 for all such Investments in the aggregate at any time. Section 9.7 Use of Proceeds. Permit any proceeds of the Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of “purchasing or carrying any margin stock” in any manner that would cause any Bank not to comply with Regulation U or at any time that Section 9.8 shall be reasonably determined by the Agent to cause any Loan to be “indirectly” secured by margin stock as determined under Regulation U, and furnish to any Bank, upon its request, a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U. Section 9.8 Secured Indebtedness. Either (a) incur, create, issue, assume or permit to exist Secured Indebtedness at any time exceeding 5.00% of Consolidated Assets as of the end of the most-recently completed fiscal quarter or fiscal year for which financial statements have been delivered under Section 8.1(a) or (b), or (b) permit Secured Indebtedness to have a Lien on the Ownership Interests of Foreign Subsidiaries that are Material Subsidiaries; provided, however, that Indebtedness evidenced by the Senior Notes and the Senior Note Agreements, and Indebtedness owing to Senior Creditors shall constitute Secured Indebtedness for purposes hereof if the Indebtedness owing to the Senior Noteholders or the Senior Creditors, as applicable, is not subject to the Intercreditor Agreement. Section 9.9 Cash Flow Leverage Ratio. Permit the Cash Flow Leverage Ratio, calculated as provided in the definition thereof for each period of four consecutive fiscal quarters, to exceed 3.50 to 1.00; provided, however, that in connection with any Permitted Acquisition for

78 which the purchase consideration equals or exceeds $200,000,000, the maximum Cash Flow Leverage Ratio, with prior notice to the Agent, shall increase to 4.00 to 1.00 for the four fiscal quarter period beginning with the quarter in which such Permitted Acquisition occurs, so long as (i) the Company is in pro forma compliance herewith at such 4.00 to 1.00 level before and after giving effect to such Permitted Acquisition and (ii) after any such Permitted Acquisition that results in an increase to the 4.00 to 1.00 level, the Cash Flow Leverage Ratio permitted under this Section 9.9 shall decrease to 3.50 to 1.00 for at least one fiscal quarter before becoming eligible to again increase to 4.00 to 1.00 for a new period of four consecutive fiscal quarters (with the understanding that any Permitted Acquisition occurring during such fiscal quarter would be required to comply with the 3.50 to 1.00 ratio). Section 9.10 Interest Coverage Ratio. Permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters to be less than 3.00 to 1.00; provided, however, that in connection with any Permitted Acquisition for which the purchase consideration equals or exceeds $200,000,000, the minimum Interest Coverage Ratio, with prior notice to the Agent, shall decrease to 2.50 to 1.00 for the four fiscal quarter period beginning with the quarter in which such Permitted Acquisition occurs, so long as (i) the Company is in pro forma compliance herewith at such 2.50 to 1.00 level before and after giving effect to such Permitted Acquisition and (ii) after any such Permitted Acquisition that results in a decrease to the 2.50 to 1.00 level, the Interest Coverage Ratio permitted under this Section 9.10 shall increase to 3.00 to 1.00 for at least one fiscal quarter before becoming eligible to again decrease to 2.50 to 1.00 for a new period of four consecutive fiscal quarters (with the understanding that any Permitted Acquisition occurring during such fiscal quarter would be required to comply with the 3.00 to 1.00 ratio). Section 9.11 Material Subsidiaries. Fail to comply with the terms, conditions and requirements of the definition of “Material Subsidiaries” in Section 1.1. ARTICLE X EVENTS OF DEFAULT AND REMEDIES Section 10.1 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default: (a) Any Borrower or any Guarantor shall fail to make when due, whether by acceleration or otherwise, any payment of principal of or interest on any Loan or any fee or other amount required to be made by such Borrower or such Guarantor to the Banks pursuant to any Loan Documents; (b) Any representation or warranty made or deemed to have been made by or on behalf of the Company or any Subsidiary in any of the Loan Documents or by or on behalf of the Company or any Subsidiary in any certificate, statement, report or other writing furnished by or on behalf of the Company to the Banks pursuant to the Loan Documents shall prove to have been false or misleading in any material respect on the date as of which the facts set forth are stated or certified or deemed to have been stated or certified;

79 (c) The Company shall fail to comply with Section 8.2 hereof or any Section of Article IX hereof; (d) Any Borrower or any Guarantor shall fail to comply with any agreement, covenant, condition, provision or term contained in the Loan Documents and applicable to such Borrower or such Guarantor (and such failure shall not constitute an Event of Default under any of the other provisions of this Section 10.1) and such failure to comply shall continue for thirty (30) calendar days after notice thereof to the Company by the Agent; (e) The Company or any Material Subsidiary shall become insolvent or shall generally not pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver of the Company or such Material Subsidiary or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for the Company or a Material Subsidiary or for a substantial part of the property thereof and shall not be discharged within 60 days; (f) Any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against the Company or a Material Subsidiary, and, if instituted against the Company or a Material Subsidiary, shall have been consented to or acquiesced in by the Company or such Material Subsidiary, or shall remain undismissed for 60 days, or an order for relief shall have been entered against the Company or such Material Subsidiary, or the Company or any Material Subsidiary shall take any corporate, limited liability or partnership action to approve institution of, or acquiescence in, such a proceeding; (g) Any dissolution or liquidation proceeding not permitted by Section 9.1 shall be instituted by or against the Company or a Material Subsidiary and, if instituted against the Company or such Material Subsidiary, shall be consented to or acquiesced in by the Company or such Material Subsidiary or shall remain for 60 days undismissed, or the Company or any Material Subsidiary shall take any corporate action to approve institution of, or acquiescence in, such a proceeding; (h) A judgment or judgments for the payment of money in excess of the sum of $25,000,000 in the aggregate shall be rendered against the Company or a Material Subsidiary and the Company or such Material Subsidiary shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof, prior to any execution on such judgments by such judgment creditor, within 60 days from the date of entry thereof, and within said period of 60 days, or such longer period during which execution of such judgment shall be stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; (i) The occurrence of any ERISA Event that alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in an Adverse Event or the imposition of a Lien under Title IV of ERISA;

80 (j) The maturity of any Indebtedness of the Company or a Material Subsidiary (other than Indebtedness under this Agreement) in an aggregate amount outstanding which exceeds $25,000,000 shall be accelerated, or the Company or a Material Subsidiary shall fail to pay any such Indebtedness in excess of such aggregate amount when due or, in the case of such Indebtedness payable on demand, when demanded, or any event shall occur or condition shall exist and shall continue for more than the period of grace, if any, applicable thereto and shall have the effect of causing, or permitting (any required notice having been given and grace period having expired) the holder of any such Indebtedness in excess of such aggregate amount or any trustee or other Person acting on behalf of such holder to cause, such Indebtedness to become due prior to its stated maturity or to realize upon any collateral given as security therefor; (k) Except as contemplated by Section 13.16 hereof, any Loan Document shall not be, or shall cease to be, binding on any Borrower or Guarantor (as applicable), enforceable against such Borrower or such Guarantor in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors’ rights generally and subject to general principles of equity, or any Guarantor shall disavow, cancel or terminate, or attempt to disavow, cancel or terminate, any Guaranty; or (l) Any Change of Control shall occur. Section 10.2 Remedies. If (a) any Event of Default described in Sections 10.1(e), (f) or (g) shall occur, the Commitments shall automatically terminate and the outstanding unpaid principal balance of the Notes, the accrued interest thereon and all other obligations of the Borrowers to the Banks and the Agent under the Loan Documents shall automatically become immediately due and payable; or (b) any other Event of Default shall occur and be continuing, then the Agent may take any or all of the following actions (and shall take any or all of the following actions on direction of the Required Banks): (i) declare the Commitments terminated, whereupon the Commitments shall terminate, (ii) declare that the outstanding unpaid principal balance of the Notes, the accrued and unpaid interest thereon and all other obligations of the Borrowers to the Banks and the Agent under the Loan Documents to be forthwith due and payable, whereupon the Notes, all accrued and unpaid interest thereon and all such obligations shall immediately become due and payable, in each case without demand or notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Notes to the contrary notwithstanding, (iii) exercise all rights and remedies under any other instrument, document or agreement between any Borrower and the Agent or the Banks, and (iv) enforce all rights and remedies under any applicable law. Section 10.3 Letters of Credit. In addition to the foregoing remedies, if any Event of Default described in Section 10.1(e), (f) or (g) shall have occurred, or if any other Event of Default shall have occurred and the Agent shall have declared that the principal balance of the Notes is due and payable, the Company shall pay to the Agent an amount equal to all Letter of Credit Obligations. Such payment shall be in immediately available funds or in similar cash collateral acceptable to the Agent and shall be pledged to the Agent for the ratable benefit of the Banks. Such amount shall be held by the Agent in a cash collateral account until the outstanding Letters of Credit are terminated without payment or are drawn and Letter of Credit Obligations with

81 respect thereto are paid. In the event the Company defaults in the payment of any Letter of Credit Obligations, the proceeds of the cash collateral account shall be applied to the payment thereof. The Company acknowledges and agrees that the Banks would not have an adequate remedy at law for failure by the Company to pay immediately to the Agent the amount provided under this Section, and that the Agent shall, on behalf of the Banks, have the right to require the Company to perform specifically such undertaking whether or not any of the Letter of Credit Obligations are due and payable. Upon the failure of the Company to make any payment required under this Section, the Agent, on behalf of the Banks, may proceed to use all remedies available at law or equity to enforce the obligation of the Company to pay or reimburse the Agent. The balance of any payment due under this Section shall bear interest payable on demand until paid in full at a per annum rate equal to the rate of interest applicable to the Loans. Section 10.4 Security Agreement in Accounts and Setoff. As additional security for the payment of all of the Obligations, each Borrower grants to the Agent, each Bank and each holder of a Note a security interest in, a lien on, and an express contractual right to set off against, each deposit account and all deposit account balances, cash and any other property of such Borrower now or hereafter maintained with, or in the possession of, the Agent, such Bank or such other holder of a Note. Upon the occurrence and during the continuance of any Event of Default, upon written direction by the Agent to such effect, the Agent, each such Bank and each such holder of a Note may: (a) refuse to allow withdrawals from any such deposit account; (b) apply the amount of such deposit account balances and the other assets of such Borrower described above to the Obligations of such Borrower; and (c) offset any other obligation of the Agent, such Bank or such holder of a Note due to such Borrower against the Obligations of such Borrower; all whether or not the Obligations are then due or have been accelerated and all without any advance or contemporaneous notice or demand of any kind to the Company, such notice and demand being expressly waived. ARTICLE XI GUARANTY For valuable consideration, receipt whereof is hereby acknowledged, and to induce each Bank to make Revolving Loans to and on account of each Borrowing Subsidiary and to issue Letters of Credit for the account of Material Subsidiaries: Section 11.1 Unconditional Guaranty. The Company unconditionally and irrevocably guaranties to each Bank and the Agent the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of any Borrowing Subsidiary and any other Material Subsidiary for whose account a Letter of Credit has been issued (an “Account Subsidiary”), whether for principal, interest, fees, expenses or otherwise, whether direct or indirect, absolute or contingent or now existing or hereafter arising (such Obligations being the “Guarantied Obligations”). This is a Guaranty of payment and not of collection. Section 11.2 Guaranty Absolute. The Company guaranties that the Guarantied Obligations will be paid strictly in accordance with the terms of this Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Bank or the Agent with respect thereto. The Obligations of the Company under this Article XI are independent of the Guarantied Obligations, and a separate action or actions may

82 be brought and prosecuted against the Company to enforce this Article XI, irrespective of whether any action is brought against any Borrowing Subsidiary or Account Subsidiary or whether any Borrowing Subsidiary or Account Subsidiary is joined in any such action or actions. The liability of the Company under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Company hereby irrevocably waives any defense it may now or hereafter have in any way relating to, any or all of the following: (a) any lack of validity or enforceability of this Agreement or any other agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guarantied Obligations, or any other amendment or waiver of or any consent to departure from this Agreement; (c) any taking, exchange, release or non-perfection of any collateral or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guarantied Obligations; (d) any change, restructuring or termination of the corporate structure or existence of any Borrowing Subsidiary or Account Subsidiary; or (e) any other circumstance (including any statute of limitations to the fullest extent permitted by applicable law) which might otherwise constitute a defense available to, or a discharge of, the Company, any Borrowing Subsidiary or Account Subsidiary or other guarantor. This guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guarantied Obligations is rescinded or must otherwise be returned by any Bank or the Agent upon the insolvency, bankruptcy or reorganization of any Borrowing Subsidiary or Account Subsidiary or otherwise, all as though such payment had not been made. Section 11.3 Waivers. The Company hereby expressly waives promptness, diligence, notice of acceptance, presentment, demand for payment, protest, any requirement that any right or power be exhausted or any action be taken against any Borrowing Subsidiary or Account Subsidiary or against any other guarantor of all or any portion of the Guarantied Obligations, and all other notices and demands whatsoever. (a) The Company hereby waives any right to revoke this guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guarantied Obligations, whether existing now or in the future and regardless of whether the Guarantied Obligations are reduced to zero at any time or from time to time. (b) The Company acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated herein and that the waivers set forth in this Article XI are knowingly made in contemplation of such benefits. Section 11.4 Subrogation. The Company will not exercise any rights that it may now or hereafter acquire against any Borrowing Subsidiary or Account Subsidiary or any other insider

83 guarantor that arise from the existence, payment, performance or enforcement of the Guarantied Obligations under this Agreement, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent or any other Bank against a Borrowing Subsidiary or Account Subsidiary or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from a Borrowing Subsidiary or Account Subsidiary or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guarantied Obligations and all other amounts payable under this guaranty shall have been paid in full in cash and the Commitments shall have terminated. If any amount shall be paid to the Company in violation of the preceding sentence at any time prior to the later of the payment in full in cash of the Guarantied Obligations and all other amounts payable under this guaranty and the termination of the Commitments, such amount shall be held in trust for the benefit of the Agent and the other Banks and shall forthwith be paid to the Agent to be credited and applied to the Guarantied Obligations and all other amounts payable under this guaranty, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as collateral for any Guarantied Obligations or other amounts payable under this guaranty thereafter arising. Section 11.5 Survival. This guaranty is a continuing guaranty and shall (a) remain in full force and effect until Termination Conditions exist, (b) be binding upon the Company, its successors and assigns, (c) inure to the benefit of and be enforceable by each Bank (including each assignee Bank pursuant to Section 13.3) and the Agent and their respective successors, transferees and assigns and (d) shall be reinstated if at any time any payment to a Bank or the Agent hereunder is required to be restored by such Bank or the Agent. Without limiting the generality of the foregoing clause (c), each Bank may assign or otherwise transfer its interest in any Obligation to any other Person in accordance with Section 13.3, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Bank herein or otherwise. ARTICLE XII THE AGENTS Section 12.1 Appointment and Grant of Authority. Each Bank hereby appoints the Agent, and the Agent hereby agrees to act, as Agent under this Agreement and the Intercreditor Agreement and Collateral Agent under the Pledge Agreement and the Intercreditor Agreement. The Agent shall have and may exercise such powers under this Agreement as are specifically delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. Each Bank hereby authorizes, consents to, and directs each Borrower to deal with the Agent as the true and lawful Agent of such Bank to the extent set forth herein. Each Bank authorizes the Agent and the Collateral Agent to enter into the Pledge Agreement and the Intercreditor Agreement on behalf of the Banks and to take such actions thereunder as may be required from time to time, including the release of any collateral pursuant to a restructuring not prohibited hereunder. Section 12.2 Non Reliance on Agent. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and its Subsidiaries

84 and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agent shall not be required to keep informed as to the performance or observance by any Borrower of this Agreement and the Loan Documents or to inspect the properties or books of the Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Company or any Subsidiary (or any of its related companies) which may come into the Agent’s possession. Section 12.3 Responsibility of the Agent and Other Matters. (a) The Agent shall have no duties or responsibilities in its capacity as Agent except those expressly set forth in this Agreement and the other Loan Documents and those duties and liabilities shall be subject to the limitations and qualifications set forth in this Section. The duties of the Agent shall be mechanical and administrative in nature. (b) Neither the Agent nor any of its directors, officers or employees shall be liable to any Bank or holder of the Loans or Notes for any action taken or omitted (whether or not such action taken or omitted is within or without the Agent’s responsibilities and duties expressly set forth in this Agreement) under or in connection with this Agreement, or any other instrument or document in connection herewith, except for gross negligence or willful misconduct. Without limiting the foregoing, neither the Agent nor any of its directors, officers or employees shall be responsible for, or have any duty to examine: (i) the genuineness, execution, validity, effectiveness, enforceability, value or sufficiency of this Agreement or any other Loan Document; (ii) the collectability of any amounts owed by any Borrower; any recitals or statements or representations or warranties in connection with this Agreement or any other Loan Document; (iii) any failure of any party to this Agreement to receive any communication sent; or (iv) the assets, liabilities, financial condition, results of operations, business or creditworthiness of the Company and its Subsidiaries. (c) The Agent shall be entitled to act, and shall be fully protected in acting upon, any communication in whatever form believed by the Agent in good faith to be genuine and correct and to have been signed or sent or made by a proper person or persons or entity. The Agent may consult counsel and shall be entitled to act, and shall be fully protected in any action taken in good faith, in accordance with advice given by counsel. The Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by the Agent with reasonable care. The Agent shall not be bound to ascertain or inquire as to the performance or

85 observance of any of the terms, provisions or conditions of this Agreement or the Notes on any Borrower’s part. Section 12.4 Action on Instructions. The Agent shall be entitled to act or refrain from acting, and in all cases shall be fully protected in acting or refraining from acting under this Agreement or the Notes or any other instrument or document in connection herewith or therewith in accordance with instructions in writing from (i) the Required Banks except for instructions which under the express provisions hereof must be received by the Agent from all the Banks, and (ii) in the case of such instructions, from all the Banks. Section 12.5 Indemnification. To the extent the Company does not reimburse and save the Agent harmless according to the terms hereof for and from all costs, expenses and disbursements in connection herewith or with the other Loan Documents, such costs, expenses and disbursements to the extent reasonable shall be borne by the Banks ratably in accordance with their Percentages and the Banks hereby agree on such basis (a) to reimburse the Agent for all such reasonable costs, expenses and disbursements on request and (b) to indemnify and save harmless the Agent against and from any and all losses, obligations, penalties, actions, judgments and suits and other reasonable costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, other than as a consequence of actual gross negligence or willful misconduct on the part of the Agent, arising out of or in connection with this Agreement or the Notes or any instrument or document in connection herewith or therewith, or any request of the Banks, including without limitation the reasonable costs, expenses and disbursements in connection with defending itself against any claim or liability, or answering any subpoena, related to the exercise or performance of any of its powers or duties under this Agreement or the other Loan Documents or the taking of any action under or in connection with this Agreement or the Notes. Section 12.6 U.S. Bank National Association and Affiliates. With respect to U.S. Bank National Association’s Commitment and any Loans by U.S. Bank National Association under this Agreement and any Note and any interest of U.S. Bank National Association in any Note, U.S. Bank National Association shall have the same rights, powers and duties under this Agreement and such Note as any other Bank and may exercise the same as though it were not the Agent. U.S. Bank National Association and its affiliates may accept deposits from, lend money to, and generally engage, and continue to engage, in any kind of business with each Borrower as if U.S. Bank National Association were not the Agent. Section 12.7 Notice to Holder of Notes. The Agent may deem and treat the payees of the Notes as the owners thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof has been filed with the Agent. Any request, authority or consent of any holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note. Section 12.8 Successor Agent. The Agent may resign at any time by giving at least 30 days written notice thereof to the Banks and the Company. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent, which shall be one of the Banks or if not one of the Banks and no Event of Default shall have occurred and continued shall have been accepted in writing by the Company, which acceptance shall not be unreasonably withheld.

86 If no successor Agent shall have been appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent’s giving notice of resignation, then the retiring Agent may, but shall not be required to, on behalf of the Banks, appoint a successor Agent which shall be one of the Banks or if not one of the Banks and no Event of Default shall have occurred and continued shall have been accepted in writing by the Company, which acceptance shall not be unreasonably withheld. Section 12.9 Syndication Agent; Co-Documentation Agents; Lead Arrangers. None of the Syndication Agent, the Co-Documentation Agents and the Lead Arrangers shall have any duties, responsibilities, liabilities or obligations under this Agreement except in its capacity as a Bank. Section 12.10 Certain ERISA Matters. (a) Each Bank (x) represents and warrants, as of the date such Person became a Bank party hereto, to, and (y) covenants, from the date such Person became a Bank party hereto to the date such Person ceases being a Bank party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Bank is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Bank’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Bank’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii) (A) such Bank is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Bank to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub- sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Bank, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Bank’s entrance into, participation in, administration of and

87 performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Bank. (b) In addition, unless either (i) clause (i) of Section 12.10(a) is true with respect to a Bank or (ii) a Bank has provided another representation, warranty and covenant in accordance with clause (iv) of Section 12.10(a), such Bank further (x) represents and warrants, as of the date such Person became a Bank party hereto, to, and (y) covenants, from the date such Person became a Bank party hereto to the date such Person ceases being a Bank party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that the Agent is not a fiduciary with respect to the assets of such Bank involved in such Bank’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, any Loan Document or any documents related hereto or thereto). ARTICLE XIII MISCELLANEOUS Section 13.1 No Waiver and Amendment. No failure on the part of the Banks or the holder of the Notes to exercise and no delay in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein and in any other instrument, document or agreement delivered or to be delivered to the Banks hereunder or in connection herewith are cumulative and not exclusive of any remedies provided by law. No notice to or demand on any Borrower not required hereunder or under the Notes shall in any event entitle any Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Banks or the holder of the Notes to any other or further action in any circumstances without notice or demand. Section 13.2 Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Company and the Agent upon direction of the Required Banks and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall: (a) unless agreed to by the Agent and all of the Banks, (i) reduce the principal of the Notes; (ii) release the guaranty by the Company in Article XI hereof, or release the Guaranty of any Guarantor except as provided in Section 13.16 hereof; (iii) release the pledge of Ownership Interest of any Subsidiary except as provided in Sections 12.1 and 13.16 hereof; (iv) modify any provision requiring proceeds of repayment of the Revolving Loans or funded participations in Letters of Credit to be transferred by the Agent to the Banks ratably, in accordance with their respective Percentages; provided, that the

88 foregoing limitation shall not prohibit each Bank directly affected thereby from consenting to the extension of the final maturity date of its Loans or expiry date of its Letters of Credit beyond the Fixed Termination Date as contemplated by Section 13.2(b) below; or (v) change the definition of Required Banks or amend this Section 13.2; or (b) without the consent of each Bank directly affected thereby, except as provided in Section 2.14, (i) extend the final maturity of any Loan; (ii) extend the expiry date of any Letter of Credit to a date later than one year after the Fixed Termination Date; (iii) postpone any regularly scheduled payment of principal of any Loan or forgive all or any portion of the principal amount thereof or any Letter of Credit Obligation related thereto; (iv) reduce the amount or rate or extend the time of payment of interest or fees thereon or Letter of Credit Obligations related thereto; or (v) except as provided in Section 2.10, increase the amounts of or extend the terms of the Commitment of such Bank or subject such Bank to any additional obligations; provided, further that amendments, waivers or consents affecting the rights of the Agent shall also require the consent of the Agent. Section 13.3 Assignments and Participations. (a) Assignments. Each Bank shall have the right, subject to the further provisions of this Sections 13.3, to sell or assign all or any part of its Commitments, Loans, Notes, and other rights and obligations under this Agreement and related documents (such transfer, and “Assignment”) to any commercial lender, other financial institution or other entity (an “Assignee”). Upon such Assignment becoming effective as provided in Section 13.3(b), the assigning Bank shall be relieved from the portion of its Commitment, obligations to indemnify the Agent and other obligations hereunder (other than obligations under Section 13.15) to the extent assumed and undertaken by the Assignee, and to such extent the Assignee shall have the rights and obligations of a “Bank” hereunder. Notwithstanding the foregoing, unless otherwise consented to by the Company and the Agent, each partial Assignment shall be in the initial principal amount of not less than $5,000,000 in the aggregate for all Loans and Commitments assigned, or an integral multiple of $1,000,000 if above such amount. Each Assignment shall be documented by an agreement between the assigning Bank and the Assignee (an “Assignment and Assumption Agreement”) substantially in the form of Exhibit G attached hereto. Each Assignee agrees to be bound by the terms of the Intercreditor Agreement. (b) Effectiveness of Assignments. An Assignment shall become effective hereunder when all of the following shall have occurred: (i) the Agent and the Company (or, following occurrence and during continuance of an Event of Default, the Agent only and not the Company) shall have been given notice of the Assignment and shall, unless the Assignee is already a Bank under this Agreement or an Affiliate thereof, have given prior written consent to such Assignment, which written consent shall not be unreasonably withheld or delayed (provided, that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Agent within five (5) Business Days after having received notice thereof), (ii) either the assigning Bank or the Assignee shall have paid a processing fee of $3,500 to the Agent for its own account,

89 (iii) the Assignee shall have submitted the Assignment and Assumption Agreement to the Agent with a copy for the Company, and shall have provided to the Agent information the Agent shall have reasonably requested to make payments to the Assignee, and (iv) the assigning Bank and the Agent shall have agreed upon a date upon which the Assignment shall become effective. Upon the Assignment becoming effective, the Agent shall forward all payments of interest, principal, fees and other amounts that would have been made to the assigning Bank, in proportion to the percentage of the assigning Bank’s rights transferred, to the Assignee. (c) Participations. Each Bank shall have the right, subject to the further provisions of this Section 13.3, to grant or sell a participation in all or any part of its Loans, Notes and Commitments (a “Participation”) to any commercial lender, other financial institution or other entity (a “Participant”) without the consent of the Company, the Agent of any other party hereto. The Company agrees that if amounts outstanding under this agreement and the Notes are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its Participation in amounts owing under this Agreement and any Note to the same extent as if the amount of its Participation were owing directly to it as a Bank under this Agreement or any Note; provided, that such right of setoff shall be subject to the obligation of such Participant to share with the Banks, and the Banks agree to share with such Participant, as provided in Section 4.5 hereof. The Company also agrees that each Participant shall be entitled to the benefits of Article V with respect to its Participation, provided, that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Bank would have been entitled to receive in respect of the amount of the Participation transferred by such transferor Bank to such Participant had no such transfer occurred. Each Bank that sells a participation shall, acting solely for this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in any outstanding Loan or Letter of Credit, any Note, any Commitment or any other obligations under the Loan Documents (the “Participant Register”); provided that no Bank shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any outstanding Loan or Letter of Credit, any Note, any Commitment or any other obligations under the Loan Documents) to any Person except to the extent that such disclosure is necessary to establish that such outstanding Loan or Letter of Credit, any Note, any Commitment or any other obligations under the Loan Documents is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Bank shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. (d) Limitation of Rights of any Assignee or Participant. Notwithstanding anything in the foregoing to the contrary, except in the instance of an Assignment that has become effective as provided in Section 13.3(b), (i) no Assignee or Participant shall have any direct rights hereunder, (ii) the Company, the Agent and the Banks other than the

90 assigning or selling Bank shall deal solely with the assigning or selling Bank and shall not be obligated to extend any rights or make any payment to, or seek any consent of, the Assignee or Participant, (iii) no Assignment or Participation shall relieve the assigning or selling Bank from its Commitment to make Loans hereunder or any of its other obligations hereunder and such Bank shall remain solely responsible for the performance hereof, the (iv) no Assignee or Participant, other than an affiliate of the assigning or selling Bank, shall be entitled to require such Bank to take or omit to take any action hereunder, except that such Bank may agree with such Assignee or Participant that such Bank will not, without such Assignee’s or Participant’s consent, take any action which would, in the case of any principal, interest or fee in which the Assignee or Participant has an ownership or beneficial interest: (w) extend the final maturity of any Loans or extend the Fixed Termination Date, (x) reduce the interest rate on the Loans or the rate of Commitment Fees, (y) forgive any principal of, or interest on, the Loans or any fees, or (z) release all or substantially all of the collateral for the Loans. (e) [Reserved]. (f) Information. Each Bank may furnish any information concerning each Borrower in the possession of such Bank from time to time to Assignees and Participants and potential Assignees and Participants, subject to agreement by such Assignees and Participants and potential Assignees and Participants to a confidentiality restriction substantially similar to Section 13.15. (g) Federal Reserve Bank. Nothing herein stated shall limit the right of any Bank to assign any interest herein and in any Note to a Federal Reserve Bank or other applicable central bank. Section 13.4 Costs, Expenses and Taxes; Indemnification. (a) The Company agrees, whether or not any Advance is made hereunder, to pay on demand: (i) all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and expenses of outside counsel to the Agent) incurred in connection with the preparation, execution and delivery of the Loan Documents and the preparation, negotiation and execution of any and all amendments to each thereof, and (ii) all reasonable out-of-pocket costs and expenses of the Agent and each of the Banks incurred after the occurrence of an Event of Default in connection with the enforcement of the Loan Documents or protection of its rights thereunder. The Company agrees to pay, and save the Banks harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Loan Documents. The Company agrees to indemnify and hold the Banks harmless from any loss or expense which may arise or be created by the acceptance in good faith by the Agent of telephonic, e-mail or other instructions for making Advances or disbursing the proceeds thereof. (b) The Company agrees to defend, protect, indemnify, and hold harmless the Agent and each and all of the Banks, each of their respective Affiliates and each of the respective officers, directors, employees and agents of each of the foregoing (each an “Indemnified Person” and, collectively, the “Indemnified Persons”) from and against any

91 and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, out-of-pocket costs and expenses determined on a reasonable basis, and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of outside counsel to such Indemnified Persons) in connection with this Agreement, any other Loan Document, the capitalization of the Company, the Commitments, the making of, management of and participation in the Loans, the issuance of the Letters of Credit or the use or intended use of the proceeds of the Loans or of the Letters of Credit, provided that the Company shall have no obligation under this Section 13.4(b) to an Indemnified Person with respect to any of the foregoing to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person or arising solely from claims between one such Indemnified Person and another such Indemnified Person. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Company to each Indemnified Person under the Loan Documents or at common law or otherwise. (c) The obligations of the Company under this Section 13.4 shall survive any termination of this Agreement. Section 13.5 Notices. Except when telephonic notice is expressly authorized by this Agreement, any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, facsimile transmission, electronic mail, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by facsimile transmission or electronic mail, from the first Business Day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed; provided, however, that any notice to the Agent under Article II hereof shall be deemed to have been given only when received by the Agent. Section 13.6 Successors. This Agreement shall be binding upon each Borrower, the Banks and the Agent and their respective successors and permitted assigns, and shall inure to the benefit of each Borrower, the Banks and the Agent and the successors and permitted assigns of the Banks. No Borrower shall assign its rights or duties hereunder without the written consent of the Banks. Section 13.7 Severability. Any provision of the Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. Section 13.8 Captions. The captions or headings herein and any table of contents hereto are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement. Section 13.9 Entire Agreement. The Loan Documents embody the entire agreement and understanding between each Borrower, the Banks and the Agent with respect to the subject matter

92 hereof and thereof. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Section 13.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart signature page to this Agreement by facsimile or by e-mail transmission shall also deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Agreement. If the Agent agrees, in its sole discretion, to accept any electronic signatures of any Loan Document or other document required to be delivered under the Loan Documents, the words “execution,” “signed,” and “signature,” and words of like import, in or referring to any document so signed will deemed to include electronic signatures and/or the keeping of records in electronic form, which will be of the same legal effect, validity and enforceability as a manually executed signature and/or the use of a paper-based recordkeeping system, to the extent and as provided for in any applicable law, including UETA, E-SIGN, or any other state laws based on, or similar in effect to, such acts. The Agent and each Bank may rely on any such electronic signatures without further inquiry. Section 13.11 Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. Section 13.12 Consent to Jurisdiction. AT THE OPTION OF THE BANKS, THIS AGREEMENT AND THE NOTES MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND EACH BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT ANY BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE BANKS AT THEIR OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE- DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE. Section 13.13 Waiver of Jury Trial. EACH BORROWER, THE BANKS AND THE AGENT EACH WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (b) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN

93 CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. Section 13.14 Patriot Act. Each Bank hereby notifies the Borrowers that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of the Borrowers and other information that will allow such Bank to identify the Borrowers in accordance with the Patriot Act. Section 13.15 Confidentiality. The Banks and the Agent agree to hold any information which they may receive from the Company or any Subsidiary pursuant to this Agreement in confidence, except for disclosure (a) to other Banks and to participants, assignees, potential participants and potential assignees with respect to the financing (other than pursuant to Section 13.3(g)), each of the foregoing who agree to be bound by confidentiality provisions substantially similar to this Section 13.15; (b) to Affiliates, legal counsel, accountants and other professional advisors to such Bank or the Agent, provided, that the Banks and Agent shall make such Persons aware of this confidentiality requirement, (c) to regulatory officials, (d) to any Person if, in the opinion of counsel to the disclosing party, such disclosure is required by law, regulation or legal process; (e) to any Person in connection with any legal proceeding against the Company or a Subsidiary to which such Bank or the Agent is a party (and in such instance, such Bank or the Agent shall only disclose such information as it deems reasonably necessary for purposes of such legal proceeding); and (f) of conventional information given in response to credit inquiries to credit bureaus, provided, however, that in the instance of disclosure under (d) or (e) unless legally prevented such Bank or the Agent uses best efforts to give the Company prior notice of such disclosure to allow the Company to object (without assuming any liabilities or obligations if the Company is not able to so object). This Section 13.15 will survive termination of this Agreement and will apply to any Bank notwithstanding its assignment of all of its rights hereunder, provided, that this Section 13.15 shall terminate as to any Bank three years after the earlier of (x) final assignment by such Bank of all of its rights hereunder, or (y) existence of Termination Conditions. Information subject to such restriction shall not include (i) information already in any Bank’s possession prior to receipt from the Company or any Subsidiary, or (ii) information which becomes generally available to the public, other than as a result of disclosure by a Bank, or its directors, officers, employees, advisors or agents or becomes available to a Bank on a non-confidential basis from a source other than the Company or any Subsidiary or its advisors, provided that such source is not known by such Bank to be bound by a confidentiality agreement with, or other obligation of confidentiality to, the Company or any Subsidiary or another party. Section 13.16 Release of Borrowing Subsidiary, Guaranty or Pledge Agreement. Except at times that an Event of Default shall have occurred and continued, upon request of the Company, if a Subsidiary that is a Guarantor or a Subsidiary the Ownership Interests of which are pledged to the Collateral Agent is sold in a manner permitted by this Agreement, the Agent shall (and the Banks authorize the Agent to) release such Subsidiary from its Guaranty and direct the Collateral Agent to release or terminate the pledge of the Ownership Interests of such Subsidiary, as requested by the Company. In addition, if a Subsidiary that is a Borrowing Subsidiary is sold in a manner permitted by this Agreement at a time which no Loans to such Borrowing Subsidiary, or accrued interest thereon, remain outstanding, if so requested by the Company, the Agent shall (and the Banks authorize the Agent to) release such Borrowing Subsidiary from this Agreement. Except at times that an Event of Default shall have occurred and continued, if a Subsidiary is designated by

94 the Company as no longer being a Material Subsidiary in accordance with the definition of Material Subsidiary, the Agent shall (and the Banks authorize the Agent to) release such Subsidiary from its Guaranty; and, if the Ownership Interests in such Subsidiary have been pledged to the Collateral Agent, the Agent shall (and the Banks authorize the Agent to) direct the Collateral Agent to release or terminate the pledge of the Ownership Interests of such Subsidiary, as requested by the Company; and, if such Subsidiary is a Borrowing Subsidiary, the Agent shall (and the Banks authorize the Agent to) release such Borrowing Subsidiary from this Agreement provided no Loans to such Borrowing Subsidiary, or accrued interest thereon, remain outstanding. Section 13.17 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Obligations or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Bank shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. Section 13.18 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of any applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

95 (a) the application of any Write-Down and Conversion Powers by any applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any applicable Resolution Authority. Section 13.19 Amendment and Restatement. The parties to this Agreement agree that, upon (i) the execution and delivery by each of the parties hereto of this Agreement and (ii) satisfaction of the conditions set forth in Section 6.1, the terms and provisions of the Existing Credit Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. This Agreement is not intended to and shall not constitute a novation. Subject to Section 13.20, all Loans made and Obligations incurred under the Existing Credit Agreement which are outstanding on the effective date hereof shall continue as Loans and Obligations under (and shall be governed by the terms of) this Agreement and the other Loan Documents. Without limiting the foregoing, upon the effectiveness hereof: (a) all references in the “Loan Documents” (as defined in the Existing Credit Agreement) to the “Agent”, the “Agreement” and the “Loan Documents” shall be deemed to refer to the Agent, this Agreement and the Loan Documents, (b) all Letters of Credit issued and outstanding under the Existing Credit Agreement on the date hereof shall continue as Letters of Credit under (and shall be governed by the terms of) this Agreement, (c) all obligations constituting “Obligations” with any Bank or any Affiliate of any Bank which are outstanding on the effective date herefor shall continue as Obligations under this Agreement and the other Loan Documents, (d) the Agent shall make such reallocations, sales, assignments or other relevant actions as are necessary so that each Bank holds its pro rata share of outstanding credit exposure on the effective date herefor, and (e) the Company hereby agrees to compensate each Bank for any and all losses, costs and expenses incurred by such Bank in connection with the sale and assignment of any Loans (other than Base Rate Loans), including as a result of the reallocation described above, in each case on the terms and in the manner set forth in Section 5.1 hereof. Section 13.20 Return of Payments. (a) Each Bank hereby agrees that (x) if the Agent notifies such Bank that the Agent has determined in its sole discretion that any funds received by such Bank from the

96 Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Bank (whether or not known to such Bank), and demands the return of such Payment (or a portion thereof), such Bank shall promptly, but in no event later than one Business Day thereafter, return to the Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Bank to the date such amount is repaid to the Agent at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Bank shall not assert, and hereby waives, as to the Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Agent to any Bank under this Section 13.20 shall be conclusive, absent manifest error. (b) Each Bank hereby further agrees that if it receives a Payment from the Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Bank agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Bank shall promptly notify the Agent of such occurrence and, upon demand from the Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Bank to the date such amount is repaid to the Agent at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (c) The Company and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) is not recovered from any Bank that has received such Payment (or portion thereof) for any reason, the Agent shall be subrogated to all the rights of such Bank with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Company or any other Loan Party, except, in each case, to the extent such erroneous Payment is, and solely with respect to the amount of such erroneous Payment that is, comprised of funds received by the Agent from the Company or any other Loan Party for the purpose of making such erroneous Payment. (d) Each party’s obligations under this Section 13.20 shall survive the resignation or replacement of the Agent or any transfer of rights or obligations by, or the replacement of, a Bank, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.

97 Section 13.21 Departing Lender. Upon the effectiveness of the amendment and restatement of the Existing Credit Agreement, Citizens Bank, N.A. shall no longer constitute a Bank hereunder or under any other Loan Document. All Obligations owing to it under or in connection with the Existing Credit Agreement shall be fully repaid by the Company on the date hereof. The approval or consent of Citizens Bank, N.A. shall not be required to give effect to the amendment and restatement of the Existing Credit Agreement. By executing its signature page hereto, Citizens Bank, N.A. agrees and acknowledges that it no longer constitutes a Bank after giving effect to the amendment and restatement of the Existing Credit Agreement. (signature pages follow)

Signature page to Amended and Restated Credit Agreement (Graco) IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above. [SIGNATURE PAGES ON FILE WITH ADMINISTRATIVE AGENT]

EXHIBITS Exhibits A Form of Borrowing Subsidiary Agreement B Compliance Certificate C Guaranty D [Reserved] E Pledge Agreement F Form of Legal Opinion G Assignment and Assumption H Intercreditor Agreement Schedules 1.1 Commitments and Percentages 1.2 Existing Letters of Credit 7.6 Litigation (Section 7.6) 7.15 Subsidiaries (Section 7.15) 9.6 Investments (Section 9.6)

Exh. A-1 Exhibit A FORM OF BORROWING SUBSIDIARY AGREEMENT , 20_ U.S. Bank National Association, as Agent Attention: Ladies and Gentlemen: The undersigned, Graco Inc. (the “Company”), refers to the Amended and Restated Credit Agreement dated as of March 25, 2021 (as thereafter amended, the “Credit Agreement”), among the Company, any Borrowing Subsidiary from time to time party thereto, the Banks as defined therein and U.S. Bank National Association, as Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Company and (the “Designated Borrowing Subsidiary”) make, on and as of the date hereof (except to the extent such representations and warranties are by their terms limited to an earlier date), the representations and warranties as to the Designated Borrowing Subsidiary contained in Article VII of the Credit Agreement. The Designated Borrowing Subsidiary agrees to be bound in all respects by the terms of the Credit Agreement and to perform all of the obligations of a Borrowing Subsidiary thereunder. Each reference to a Borrowing Subsidiary in the Credit Agreement shall be deemed to include the Designated Borrowing Subsidiary. All communications to the Designated Borrowing Subsidiary under the Credit Agreement should be directed to the Company as set forth in the Section 13.5 of the Credit Agreement. This instrument shall be construed in accordance with and governed by the laws of the State of Minnesota and shall be subject to the consent to jurisdiction and waiver of jury trial provisions of the Credit Agreement. Loan proceeds should be disbursed as provided in the Credit Agreement. Upon the execution of this Borrowing Subsidiary Agreement by the Company and the Designated Borrowing Subsidiary and acceptance hereof by the Agent, the Designated Borrowing Subsidiary shall become a Borrowing Subsidiary under the Credit Agreement as though it were an original party thereto and shall be entitled to borrow under the Credit Agreement upon the satisfaction of the conditions precedent set forth in Article VI of the Credit Agreement.

Exh. A-2 Very truly yours, GRACO INC. By: Title: [DESIGNATED BORROWING SUBSIDIARY] By: Title: Accepted as of the date first above written: U.S. BANK NATIONAL ASSOCIATION, as Agent By: Title:

Exh. B-1 EXHIBIT B [FORM OF COMPLIANCE CERTIFICATE] To: [address to each Bank] U.S. Bank National Association, as Agent 800 Nicollet Mall Mail Code BC-MN-H03P Minneapolis, MN 55402 Attention: The undersigned hereby certifies, on behalf of Graco Inc. (the “Company”) that: (1) I am the duly elected chief financial officer of the Company; (2) I have reviewed the terms of the Amended and Restated Credit Agreement, dated as of March 25, 2021 (as thereafter amended, the “Credit Agreement”), among the Company, any Borrowing Subsidiary from time to time party thereto, the Banks as defined therein and U.S. Bank National Association, as Agent and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company during the accounting period covered by the Attachment hereto; (3) The examination described in paragraph (2) did not disclose, and I have no knowledge, whether arising out of such examinations or otherwise, of the existence of any condition or event which constitutes a Default or an Event of Default (as such terms are defined in the Credit Agreement) during or at the end of the accounting period covered by the Attachment hereto or as of the date of this Certificate, except as described below (or on a separate attachment to this Certificate). The exceptions listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking or proposes to take, with respect to each such condition or event are as follows: (4) No subsidiary has become a Material Subsidiary and no Material Subsidiary has been acquired or formed since the date of the most recent Certificate delivered pursuant to Section 8.1(c), except as described below (or on a separate attachment to this Certificate): The foregoing certification, together with the computations in the Attachment hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this day of , pursuant to Section 8.1(c) of the Credit Agreement. GRACO INC. By: Title:

Exh. B-2 ATTACHMENT TO COMPLIANCE CERTIFICATE AS OF , WHICH PERTAINS TO THE PERIOD FROM , TO , Secured Indebtedness (Maximum amount: 5.00% of Consolidated Assets as of the time specified in Section 9.8) (Section 9.8) $ Cash Flow Leverage Ratio (Maximum [3.50 to 1.00][4.00 to 1.00]1) (Section 9.9) Interest Coverage Ratio (Minimum [2.50 to 1.00][3.0 to 1.00]2) (Section 9.10) to 1.0 Consolidated Assets as of (determine date in accordance with Section 9.8): $ Applicable Margin for Advances (other than Base Rate Advances): % Applicable Margin for Base Rate Advances: % Applicable Commitment Fee Rate (determine as provided in the definition thereof.): % Book value (net of reserves) of total assets of Subsidiaries that are not Material Subsidiaries (determined as provided in the definition of “Material Subsidiaries” in the Credit Agreement): $ 1Per Section 9.9, covenant levels may vary based on permitted acquisitions. Appropriate level and permitted acquisition reference to be included. 2Per Section 9.10, covenant levels may vary based on permitted acquisitions. Appropriate level and permitted acquisition reference to be included.

Exh. C-1 EXHIBIT C FORM OF GUARANTY (Joint and Several) FOR VALUE RECEIVED and in consideration of entry by the Banks (as defined in the Credit Agreement) and U.S. BANK NATIONAL ASSOCIATION, as agent for the Banks (in such capacity, together with it successors and assigns, called the “Agent”) into that certain Amended and Restated Credit Agreement, dated as of March 25, 2021 (as thereafter amended, modified, extended, renewed, restated or replaced from time to time called the “Credit Agreement”) among the Banks, the Agent, the Borrowing Subsidiaries (as defined in the Credit Agreement) and GRACO INC., a Minnesota corporation (hereinafter called the “Debtor”), the undersigned (the “Guarantors”) JOINTLY AND SEVERALLY hereby unconditionally guarantee the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all Obligations, as defined in and determined under, the Credit Agreement, including without limitation all future advances, all obligations to reimburse the Agent for drawings under all Letters of Credit, and all of such Obligations that arise after the filing of a petition by or against the Debtor under the Bankruptcy Code, even if the obligations do not accrue or are not allowed or allowable under the Bankruptcy Code or otherwise (all such obligations being hereinafter collectively called the “Liabilities”), and the Guarantors further jointly and severally agree to pay all expenses (including attorneys’ fees and legal expenses) paid or incurred by the Banks or Agent in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this guaranty. As additional security for the payment of all of the Liabilities and all obligations of the Guarantors hereunder (collectively, the “Guaranty Obligations”), each Guarantor grants to the Agent for the benefit of itself and the Banks a security interest in, a lien on, and an express contractual right to set off against, each deposit account and all deposit account balances, cash and any other property of such Guarantor now or hereafter maintained with, or in the possession of, the Agent. Upon the occurrence of any default hereunder (as described in the immediately preceding paragraph), the Agent may: (a) refuse to allow withdrawals from any such deposit account; (b) apply the amount of such deposit account balances and the other assets of the Guarantors described above to the Guaranty Obligations; and (c) offset any other obligation of the Agent against the Guaranty Obligations; all whether or not the Guaranty Obligations are then due or have been accelerated and all without any advance or contemporaneous notice or demand of any kind to the Guarantor, such notice and demand being expressly waived. This guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall (subject to release by the Agent, as provided in Section 13.16 of the Credit Agreement) remain in full force and effect (notwithstanding, without limitation, the dissolution of any Guarantor or that at any time or from time to time all Liabilities may have been paid in full) until Termination Conditions (as defined in and determined under the Credit Agreement) exist. The Guarantors further agrees that, if at any time all or any part of any payment theretofore applied by the Agent or the Banks to any of the Liabilities is or must be rescinded or returned by the Agent or the Banks for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Debtor), such Liabilities shall, for the purposes of this guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have

Exh. C-2 continued in existence, notwithstanding such application by the Agent or the Banks, and this guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent or the Banks had not been made. The Agent and the Banks may, from time to time, at their sole discretion and without notice to any Guarantor, take any or all of the following actions: (a) be granted a security interest in any property to secure any of the Liabilities or the Guaranty Obligations, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantors, with respect to any of the Liabilities, (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any other obligor with respect to any such property, and (e) resort to any Guarantor for payment of any of the Liabilities, whether or not the Agent and the Banks (i) shall have resorted to any property securing any of the Liabilities or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities including without limitation any other Guarantor (all of the actions referred to in preceding clauses (i) and (ii) being hereby expressly waived by each Guarantor). Any amounts received by the Agent and the Banks from whatsoever source on account of the Liabilities may be applied by it toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect. Until Termination Conditions exist, no payment made by or for the account of the Guarantors pursuant to this guaranty shall entitle the Guarantors by subrogation or otherwise to any payment by the Debtor or from or out of any property of the Debtor and the Guarantors shall not exercise any right or remedy against the Debtor or any property of the Debtor by reason of any performance by the Guarantors of this guaranty. The Guarantors hereby expressly waive: (a) notice of the acceptance by the Agent or the Banks of this guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Liabilities or any part thereof, any obligation hereunder, or any security for, or guaranty of, any of the foregoing. Notwithstanding any other provision hereof, the obligation of each Guarantor on this guaranty is limited to the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors without this guaranty being held to be avoidable or unenforceable. Each Guarantor acknowledges and agrees that Obligations may be created and continued in any amount, without affecting or impairing the liability of such Guarantor hereunder, and Agent and the Banks may pay (or allow for the payment of) Obligations out of any sums received by or available to the Agent or the Banks on account of Obligations from the Debtor, the Borrowing Subsidiaries, any other Guarantor or any other Person (except the Guarantor), from the properties of the Debtor, the Borrowing Subsidiaries, any other Guarantor or such other Persons, out of collateral security or from any other source and such payment (or allowance) shall

Exh. C-3 not reduce, affect or impair the liability of such Guarantor hereunder. The liability of each Guarantor shall be a continuing liability and shall not be affected by (nor shall anything herein contained be deemed a limitation upon) the amount of credit which may be extended to the Debtor or the Borrowing Subsidiaries, the number of transactions with the Debtor or the Borrowing Subsidiaries, repayments by the Debtor, the Borrowing Subsidiaries or any other Guarantor, or the allocation by the Agent of repayments by the Debtor or the Borrowing Subsidiaries, it being the understanding of such Guarantor that, subject to the provisions of Section 13.16 of the Credit Agreement, such Guarantor’s liability shall continue hereunder until Termination Conditions (as defined in and determined under the Credit Agreement) exist. To the extent that any payment to, or realization by, the Agent or the Banks on the Guarantied Obligations exceeds the limitations of this paragraph as to any Guarantor and is subject to avoidance and recovery in any such proceeding, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment or realization exceeds such limitation, and this guaranty as limited shall in all events remain in full force and effect and be fully enforceable against each Guarantor. This paragraph is intended solely to preserve the rights of the Agent hereunder against each Guarantor and neither any Guarantor, the Debtor, any Borrowing Subsidiary, any other Guarantor of the Obligations nor any Person shall have any right, claim or defense under this paragraph that would not otherwise be available under applicable insolvency laws. “Person” shall have the meaning set forth in the Credit Agreement. Each Bank may from time to time without notice to the Guarantors, assign or transfer, in accordance with the terms of the Credit Agreement, its Percentage (as defined in the Credit Agreement) of any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof in accordance with the terms of the Credit Agreement, such Liabilities shall be and remain Liabilities for the purposes of this guaranty, and each and every immediate and successive permitted assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this guaranty to the same extent as if such assignee or transferee were such Bank. Unless the Agent shall otherwise consent in writing, the Agent shall have the sole right to enforce this Guaranty, as Agent as provided in the Credit Agreement, for the benefit of the Agent and the Banks (including any transferee, as provided in the prior paragraph). Each Guarantor hereby warrants to the Agent and the Banks that such Guarantor now has, and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Debtor. Neither the Agent nor the Bank shall have any duty or responsibility to provide the Guarantors with any credit or other information concerning the affairs, financial condition or business of the Debtor which may come into the Agent’s or the Bank’s possession. No delay on the part of the Agent or any Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent or any Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this guaranty be binding upon the Agent or any Bank except as expressly set forth in a writing duly signed and delivered on behalf of the Agent and (except in the case of a release required by Section 13.16 of the Credit

Exh. C-4 Agreement) the Required Banks (as defined in the Credit Agreement). No action of the Agent or the Banks permitted hereunder shall in any way affect or impair the rights of the Agent or the Banks and the obligations of the Guarantors under this guaranty. For the purposes of this guaranty, Liabilities shall include all obligations of the Debtor to the Agent or the Banks specified as Liabilities, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the Guarantors hereunder, and shall specifically include, without limitation, any and all interest, fees or commissions included in the Liabilities and accruing or payable after the commencement of any bankruptcy or insolvency proceedings, notwithstanding any provision or rule of law which might restrict the rights of the Bank to collect such obligations from the Debtor. The obligations of the Guarantors under this guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of any Guarantor. The Guarantors hereby acknowledge that there are no conditions to the effectiveness of this guaranty. This guaranty shall be binding upon each Guarantor, and upon the successors and assigns of each Guarantor. Wherever possible, each provision of this guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of all Swap Obligations (as defined in the Credit Agreement) (provided, however, that each Qualified ECP Guarantor shall only be liable under this paragraph for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this paragraph, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this paragraph shall remain in full force and effect until all Guaranty Obligations shall have been fully and finally performed and indefeasibly paid in full in cash (other than unliquidated obligations) and the Commitments (as defined in the Credit Agreement) issued under the Credit Agreement shall have terminated or expired. Each Qualified ECP Guarantor intends that this paragraph constitute, and this paragraph shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act (as defined in the Credit Agreement). Notwithstanding anything herein to the contrary, if a Guarantor or a Swap Counterparty (as defined in the Credit Agreement) makes a written representation to the Banks in connection with this Guaranty, a swap, or any master agreement governing a swap to the effect that such Guarantor is or will be an “eligible contract participant” as defined in the Commodity Exchange Act on the date this Guaranty becomes effective with respect to such swap (this date shall be the date of the execution of the swap if this Guaranty is then in effect, and otherwise it shall be the date of execution and delivery of this Guaranty), and such representation proves to have been incorrect when made or deemed to have been made, the Banks reserve all of their contractual and other

Exh. C-5 rights and remedies, at law or in equity, including (to the extent permitted by applicable law) the right to claim, and pursue a separate cause of action, for damages as a result of such misrepresentation, provided that such Guarantor’s liability for such damages shall not exceed the amount of the Excluded Swap Obligations (as defined in the Credit Agreement) with respect to such swap. As used herein, “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS GUARANTY SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. THE AGENT AND THE BANKS (BY ACCEPTING THIS GUARANTY) AND THE GUARANTORS HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. AT THE OPTION OF THE AGENT, THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND THE GUARANTORS CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVE ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT ANY GUARANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, THE AGENT, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE. (signature page follows)

Exh. C-6 SIGNED AND DELIVERED as of __________, 2021. GEMA USA INC. GRACO MINNESOTA INC. GRACO HIGH PRESSURE EQUIPMENT INC. Q.E.D. ENVIRONMENTAL SYSTEMS, INC. WHITE KNIGHT FLUID HANDLING INC. By: _______________________________ Name: Mark W. Sheahan Title: President

Exhibit D [Reserved]

Exh. E-1 Exhibit E FORM OF PLEDGE AGREEMENT AMENDED AND RESTATED PLEDGE AGREEMENT THIS AMENDED AND RESTATED PLEDGE AGREEMENT (this “Agreement”), dated as of April 17, 2020, is made and given by GRACO INC., a corporation organized under the laws of the State of Minnesota (the “Pledgor”) to U.S. BANK NATIONAL ASSOCIATION as Collateral Agent (in such capacity, and together with any successors in such capacity, the “Secured Party”) for the banks (the “Banks”) from time to time party to the Credit Agreement defined below and the noteholders (the “Noteholders” and collectively with the Banks, the “Creditors”) from time to time holding notes issued under the Note Purchase Agreements defined below. RECITALS A. Graco Inc., a Minnesota corporation (the “Borrower”), the Borrowing Subsidiaries from time to time party thereto, the Banks (as named therein from time to time) and U.S. Bank National Association, as Agent, have entered into a Credit Agreement dated as of May 23, 2011 (as the same has been amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Banks have agreed to extend to the Borrower certain credit accommodations, including loan and letter of credit facilities. B. The Borrower, The Prudential Life Insurance Company and certain other Noteholders are parties to a Note Agreement dated as of March 11, 2011 (as the same has been amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Prudential Note Purchase Agreement”). C. The Borrower, NYL Investors LLC, and certain other Noteholders are parties to a Master Note Agreement dated as of January 29, 2020 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “NY Life Note Purchase Agreement”; together with the Prudential Note Purchase Agreement, the “Note Purchase Agreements”; the Note Purchase Agreements, together with the Credit Agreement and the agreements, documents and instruments delivered in connection with any or all of the foregoing, as each may be amended, restated, supplemented or otherwise modified from time to time, the “Senior Indebtedness Documents”). D. The Agent, the Secured Party and the Noteholders have entered into an Amended and Restated Intercreditor and Collateral Agency Agreement dated as of April 17, 2020 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), pursuant to which the Secured Party has been appointed Collateral Agent. E. The Pledgor is the owner of the stock or other ownership or membership interests (the “Pledged Interests”) described in Schedule I hereto issued by the issuers named thereon. The Pledgor may own stock or other ownership or membership interests in such issuers in excess of the percentage set forth on Schedule I, but the term “Pledged Interests” shall be limited to the

Exh. E-2 percentage of stock or other ownership or membership interest listed on Schedule I, and all assets described in Sections 2(b) and (c) hereof consistent therewith. F. It is a term and condition of the Senior Indebtedness Documents that Pledgor enter into this Agreement and grant the security interests and pledges provided herein. G. The Pledgor finds it advantageous, desirable and in the best interests of the Pledgor to comply with the requirement that this Agreement be executed and delivered to the Secured Party. H. The relative rights and priorities of the Creditors in respect of the Collateral (as defined below) are governed by the Intercreditor Agreement. NOW, THEREFORE, in consideration of the premises and in order to induce the Creditors to continue to extend credit accommodations to the Borrower, the Pledgor hereby agrees with the Secured Party for the benefit of the Secured Party (on behalf of the Creditors) as follows: Section 1. Defined Terms. As used in this Agreement, the following terms shall have the meanings indicated: “Collateral” shall have the meaning given to such term in Section 2. “Event of Default” shall have the meaning given to such term in the Intercreditor Agreement. “Lien” shall mean any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of the lessors under capitalized leases), in, of or on any assets or properties of the Person referred to. “Permitted Lien” shall have the meaning given to such term in Section 4(a). “Person” shall have the meaning given to such term in the Intercreditor Agreement. “Pledged Interests” shall have the meaning given to such term in the Recitals. “Secured Obligations” shall mean all of the “Obligations” under and as defined in the Credit Agreement and all of the obligations owing to the Noteholders under the Note Purchase Agreements, including, without limitation, all of the “Obligations” under and as defined in the Intercreditor Agreement. “Security Interest” shall have the meaning given to such term in Section 2. (a) Terms Defined in Uniform Commercial Code. All other terms used in this Agreement that are not specifically defined herein or the definitions of which are not incorporated herein by reference shall have the meaning assigned to such terms in Article 9 of the Uniform Commercial Code as adopted in the State of Minnesota.

Exh. E-3 (b) Singular/Plural, Etc. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular, the plural and “or” has the inclusive meaning represented by the phrase “and/or.” The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof,” “herein,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Agreement unless otherwise provided. Section 2. Pledge. As security for the payment and performance of all of the Secured Obligations, the Pledgor hereby pledges to the Secured Party for the benefit of the Secured Party and the Creditors and grants to the Secured Party for the benefit of the Secured Party and the Creditors a security interest (the “Security Interest”) in the following, including any securities account containing a securities entitlement with respect to the following (the “Collateral”): (a) The Pledged Interests and the certificates representing the Pledged Interests, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests. (b) All additional shares of stock or ownership or membership interests of any issuer of the Pledged Interests from time to time acquired by the Pledgor in any manner in exchange for, as a dividend on, as a result of stock splits or combinations or otherwise in connection with the initial Pledged Interests, and the certificates representing such additional shares of stock or ownership or membership interests, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares of stock or ownership or membership interests. (c) All proceeds of any and all of the foregoing (including proceeds that constitute property of types described above). Section 3. Delivery of Collateral. To the extent not prohibited by applicable law, all certificates and instruments representing or evidencing the Pledged Interests shall be delivered to the Secured Party contemporaneously with the execution of this Agreement. To the extent not prohibited by applicable law, all certificates and instruments representing or evidencing Collateral received by the Pledgor after the execution of this Agreement shall be delivered to the Secured Party promptly upon the Pledgor’s receipt thereof. All such certificates and instruments shall be held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Secured Party. With respect to all Pledged Interests consisting of uncertificated securities, book-entry securities or securities entitlements, the Pledgor shall either (a) execute and deliver, and cause any necessary issuers or securities intermediaries to execute and deliver, control agreements in form and substance reasonably satisfactory to the Secured Party covering such Pledged Interests, or (b) cause such Pledged Interests to be transferred into the name of the Secured Party. The Secured Party shall have the right at any time, when an Event of Default has occurred and is continuing, to cause any or all of the Collateral to be transferred of record into the name of the Secured Party or its nominee for the benefit of the Creditors (but subject to the rights of the Pledgor under Section 6) and to exchange certificates representing or evidencing Collateral for certificates of smaller or larger

Exh. E-4 denominations. If the Collateral is in the possession of a bailee, the Pledgor will join with the Secured Party in notifying the bailee of the interest of the Secured Party and in obtaining from the bailee an acknowledgment that it hold the Collateral for the benefit of the Secured Party. Section 4. Certain Warranties and Covenants. The Pledgor makes the following warranties and covenants: (a) The Pledgor has title to the Pledged Interests and will have title to each other item of Collateral hereafter acquired, free of all Liens except the Security Interest and liens permitted by the Senior Indebtedness Documents or that arise by operation of law (“Permitted Liens”). As of the date of this Agreement, the Pledgor is unaware of the existence of any such liens arising by operation of law. (b) The Pledgor has full corporate power and authority to execute this Agreement, to perform the Pledgor’s obligations hereunder and to subject the Collateral to the Security Interest created hereby. (c) No financing statement covering all or any part of the Collateral is on file in any public office (except for any financing statements filed by the Secured Party or as permitted by the Intercreditor Agreement). (d) The Pledged Interests have been duly authorized and validly issued by the issuer thereof and are fully paid and non-assessable. The certificates representing the Pledged Interests are genuine. (e) The Pledged Interests constitute the percentage of the issued and outstanding member interests of the respective issuers thereof indicated on Schedule I (if any such percentage is so indicated). Section 5. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or that the Secured Party may reasonably request, in order to perfect and protect the Security Interest or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Pledgor execute and deliver such instruments or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion). Section 6. Voting Rights; Dividends; Etc. (a) Subject to paragraph (d) of this Section 6, the Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Interests or any other stock or member interests that becomes part of the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Senior Indebtedness Documents.

Exh. E-5 (b) Subject to paragraph (e) of this Section 6 and Section 3 hereof, the Pledgor shall be entitled to receive, retain, and use in any manner not prohibited by the Senior Indebtedness Documents any and all interest and dividends paid in respect of the Collateral. (c) The Secured Party shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 6(a) hereof and to receive the dividends and interest that it is authorized to receive and retain pursuant to Section 6(b) hereof. (d) Upon the occurrence and during the continuance of any Event of Default, the Secured Party shall have the right in its sole discretion, and the Pledgor shall execute and deliver all such proxies and other instruments as may be necessary or appropriate to give effect to such right, to terminate all rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6(a) hereof, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights; provided, however, that the Secured Party shall not be deemed to possess or have control over any voting rights with respect to any Collateral unless and until the Secured Party has given written notice to the Pledgor that any further exercise of such voting rights by the Pledgor is prohibited and that the Secured Party and/or its assigns will henceforth exercise such voting rights; and provided, further, that neither the registration of any item of Collateral in the Secured Party’s name nor the exercise of any voting rights with respect thereto shall be deemed to constitute a retention by the Secured Party of any such Collateral in satisfaction of the Secured Obligations or any part thereof. (e) Upon the occurrence and during the continuance of any Event of Default following written notice from the Secured Party to the Pledgor of revocation of the Pledgor’s rights under Section 6(b) hereof (provided that no such notice shall be required in the case of an Event of Default under Section 10.1(e) or (f) of the Credit Agreement, Section 7A(viii), (ix) or (x) of the Prudential Note Purchase Agreement and Section 7A(viii), (ix) or (x) of the NY Life Note Purchase Agreement): (i) all rights of the Pledgor to receive the dividends and interest that it would otherwise be authorized to receive and retain pursuant to Section 6(b) hereof shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive and hold such dividends as Collateral, and (ii) all payments of interest and dividends that are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6(e) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

Exh. E-6 Section 7. Transfers and Other Liens; Additional Member Interests. (a) Except as may be permitted by the Senior Indebtedness Documents, the Pledgor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any Lien, upon or with respect to any of the Collateral other than Permitted Liens to the extent that the holder thereof shall not be seeking enforcement thereof in any way. (b) The Pledgor agrees that it will (i) cause each issuer of the Pledged Interests not to issue any additional stock or member interests that would cause the percentage of all such stock or membership interest represented by the Pledged Interests to be less than such percentage as of the date of this Agreement, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or member interests or other securities of each issuer of the Pledged Interests issued to or received by the Pledgor, provided, that at no time shall the Pledged Interests of a Foreign Subsidiary (as defined in the Credit Agreement) subject to this Agreement be required to exceed, on a percentage basis, 65% of all outstanding stock or membership interests of such Foreign Subsidiary. Section 8. Secured Party Appointed Attorney-in-Fact. As additional security for the Secured Obligations, the Pledgor hereby irrevocably appoints the Secured Party the Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Secured Party’s good-faith discretion, to take any action and to execute any instrument that the Secured Party may reasonably believe necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 6 hereof), in a manner consistent with the terms hereof, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. Section 9. Secured Party May Perform. The Pledgor hereby authorizes the Secured Party to file financing statements with respect to the Collateral. The Pledgor irrevocably waives any right to notice of any such filing. If the Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgor under Section 13 hereof. Section 10. The Secured Party’s Duties. The powers conferred on the Secured Party hereunder are solely to protect its and the Creditors’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Secured Party accords its own property of like kind. Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, neither the Secured Party nor any Creditor shall have any duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party or any Creditor has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or

Exh. E-7 any other rights pertaining to any Collateral. The Secured Party will take action in the nature of exchanges, conversions, redemption, tenders and the like requested in writing by the Pledgor with respect to any of the Collateral in the Secured Party’s possession if the Secured Party in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care. Section 11. Remedies upon Default. If any Event of Default shall have occurred and be continuing: (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under Article 9 of the Uniform Commercial Code as adopted in the State of Minnesota (the “Code”) in effect at that time, and may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may reasonably believe are commercially reasonable. The Secured Party agrees to give at least ten days’ prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made, and the Pledgor agrees that such notice shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Secured Party of its remedies hereunder, absent this waiver. The Secured Party may disclaim warranties of title and possession and the like. (b) The Secured Party may notify any Person obligated on any of the Collateral that the same has been assigned or transferred to the Secured Party and that the same should be performed as requested by, or paid directly to, the Secured Party, as the case may be. The Pledgor shall join in giving such notice, if the Secured Party so requests. The Secured Party may, in the Secured Party’s name or in the Pledgor’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Person. (c) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Secured Obligations (including any expenses of the Secured Party payable pursuant to Section 13 hereof). Section 12. Waiver of Certain Claims. The Pledgor acknowledges that because of present or future circumstances, a question may arise under the Securities Act of 1933, as from time to time amended (the “Securities Act”), with respect to any disposition of the Collateral

Exh. E-8 permitted hereunder. The Pledgor understands that compliance with the Securities Act may very strictly limit the course of conduct of the Secured Party if the Secured Party were to attempt to dispose of all or any portion of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral or any portion thereof may dispose of the same. There may be other legal restrictions or limitations affecting the Secured Party in any attempt to dispose of all or any portion of the Collateral under the applicable Blue Sky or other securities laws or similar laws analogous in purpose or effect. The Secured Party may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment only and not to engage in a distribution or resale thereof. The Pledgor agrees that the Secured Party shall not incur any liability, and any liability of the Pledgor for any deficiency shall not be impaired, as a result of the sale of the Collateral or any portion thereof at any such private sale in a manner that the Secured Party reasonably believes is commercially reasonable (within the meaning of Section 9-627 of the Uniform Commercial Code as adopted in the State of Minnesota). The Pledgor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Secured Party shall accept the first offer received and does not offer any portion of the Collateral to more than one possible purchaser. The Pledgor further agrees that the Secured Party has no obligation to delay sale of any Collateral for the period of time necessary to permit the issuer of such Collateral to qualify or register such Collateral for public sale under the Securities Act, applicable Blue Sky laws and other applicable state and federal securities laws, even if said issuer would agree to do so. Without limiting the generality of the foregoing, the provisions of this Section would apply if, for example, the Secured Party were to place all or any portion of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any portion of the Collateral for its own account, or if the Secured Party placed all or any portion of the Collateral privately with a purchaser or purchasers. Section 13. Costs and Expenses; Indemnity. The Pledgor will pay or reimburse the Secured Party on demand for all reasonable out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Secured Party in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Secured Obligations secured by the Security Interest. The Pledgor shall indemnify and hold the Secured Party and each Creditor harmless from and against any and all claims, losses and liabilities (including reasonable attorneys’ fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or the Secured Party’s actions pursuant hereto, except claims, losses or liabilities resulting from the Secured Party’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Any liability of the Pledgor to indemnify and hold the Secured Party and each Creditor harmless pursuant to the preceding sentence shall be part of the Secured Obligations secured by the Security Interest. The obligations of the Pledgor under this Section shall survive any termination of this Agreement. Section 14. Waivers and Amendments; Remedies. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only

Exh. E-9 explicitly in a writing signed by the Secured Party and the Pledgor. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Secured Party. All rights and remedies of the Secured Party shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Secured Party’s option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. Section 15. Notices. Any notice or other communication to any party in connection with this Agreement shall be sent as provided in the Intercreditor Agreement. Section 16. Pledgor Acknowledgments. The Pledgor hereby acknowledges that (a) the Pledgor has been advised by counsel in the negotiation, execution and delivery of this Agreement, (b) the Secured Party has no fiduciary relationship to the Pledgor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between the Pledgor and the Secured Party. Section 17. Continuing Security Interest; Assignments under Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) subject to release by the Secured Party as provided in Section 13.16 of the Credit Agreement, Section 11V of the Prudential Note Purchase Agreement and Section 11V of the NY Life Note Purchase Agreement, remain in full force and effect until Termination Conditions (as defined in and determined under the Credit Agreement) and conditions for termination under the Note Purchase Agreements exist, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of, and be enforceable by, the Secured Party and its successors and permitted transferees and assigns. Without limiting the generality of the foregoing clause (c), the Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Senior Indebtedness Documents to any other Person to the extent and in the manner provided in the Senior Indebtedness Documents, and may similarly transfer all or any portion of its rights under this Agreement to such Persons. Section 18. Termination of Security Interest. At such time as Termination Conditions (as defined in and determined under the Credit Agreement) and conditions for termination under the Note Purchase Agreements exist, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Secured Party will return to the Pledgor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination. Any reversion or return of the Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Pledgor and shall be without warranty by, or recourse on, the Secured Party. As used in this Section, “Pledgor” includes any assigns of Pledgor, any Person holding a subordinate security interest in any part of the Collateral or whoever else may be lawfully entitled to any part of the Collateral. Section 19. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA; PROVIDED, HOWEVER, THAT NO EFFECT SHALL BE

Exh. E-10 GIVEN TO CONFLICT OF LAWS PRINCIPLES OF THE STATE OF MINNESOTA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MINNESOTA. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto. Section 20. Consent to Jurisdiction. AT THE OPTION OF THE SECURED PARTY, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND THE PLEDGOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE PLEDGOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE SECURED PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE- DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE. Section 21. Waiver of Jury Trial. EACH OF THE PLEDGOR AND THE SECURED PARTY, BY ITS ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 22. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart signature page to this Agreement by facsimile or by e-mail transmission shall also deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Agreement. Section 23. General. All representations and warranties contained in this Agreement or in any other agreement between the Pledgor and the Secured Party shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Secured Obligations. The Pledgor waives notice of the acceptance of this Agreement by the Secured Party.

Exh. E-11 Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement. Section 24. Collateral Agent. U.S. Bank National Association, in its capacity as Secured Party, has been appointed collateral agent for the Creditors hereunder pursuant to the Intercreditor Agreement. It is expressly understood and agreed by the parties to this Agreement that any authority conferred upon the Secured Party hereunder is subject to the terms of the delegation of authority made by the Creditors to the Secured Party pursuant to the Intercreditor Agreement, and that the Secured Party has agreed to act (and any successor Secured Party shall act) as such hereunder only on the express conditions contained in such Section 2. Any successor Secured Party appointed pursuant to the Intercreditor Agreement shall be entitled to all the rights, interests and benefits of the Secured Party hereunder. For the avoidance of doubt, each Pledgor hereby acknowledges and agrees that it is not a third-party beneficiary of, nor has any rights under, the Intercreditor Agreement. If the Secured Party or any Creditor shall violate the terms of the Intercreditor Agreement, each Pledgor agrees, by its execution and delivery hereof, that it shall not use such violation as a defense to any enforcement by any such party against such Pledgor nor assert such violation as a counterclaim or basis for setoff or recoupment against any such party. No such violation shall limit or impair the rights of the Secured Party or any Creditor hereunder. (signature page follows)

Signature page to Amended and Restated Pledge Agreement IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written. PLEDGOR: GRACO INC. By: Name: Mark W. Sheahan Title: Chief Financial Officer and Treasurer Address for Pledgor: 88 11th Avenue N.E. Minneapolis, MN 55413 Attention: Christopher D. Knutson Telephone: (612) 623-6260 Fax: (612) 378-3565 and Attention: General Counsel Telephone: (612) 623-6604 Fax: (612) 623-6944 Accepted: U.S. BANK NATIONAL ASSOCIATION, Secured Party By: Title: Address for Secured Party: 800 Nicollet Mall Mail Code BC-MN-H03P Minneapolis, MN 55402 Fax Number: (612) 303-2265

SCHEDULE I TO AMENDED AND RESTATED PLEDGE AGREEMENT GRACO INC. PLEDGED INTERESTS Issuer: Graco Global Holdings Jurisdiction of Organization: Luxembourg Type of Interest: Parts sociales (shares) Percentage Ownership: 65.00% Certificate No(s).: N/A Number of Units/Shares: 13,000 Issuer: Graco Finance Hong Kong Limited Jurisdiction of Organization: Hong Kong Type of Interest: Shares Percentage Ownership: 65.00% Certificate No(s).: 2 Number of Units/Shares: 650

Exh F-1 EXHIBIT F Forms of General Counsel’s Opinion and Special Counsel’s Opinion [Attached]

Exh G-1 Exhibit G Form of Assignment Agreement ASSIGNMENT AGREEMENT, dated as of , 20_ , among [ ] (the “Transferor Bank”), [ ] (the “Purchasing Bank”), Graco Inc., a Delaware corporation (the “Company”) and U.S. Bank National Association, as Agent for the Banks under the Credit Agreement described below (in such capacity, the “Agent”). WITNESSETH WHEREAS, this Assignment Agreement is being executed and delivered in accordance with Section 13.3 of the Amended and Restated Credit Agreement, dated as of March 25, 2021, among the Company, the Borrowing Subsidiaries from time to time party thereto, the Transferor Bank and the other Banks party thereto and the Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Credit Agreement” terms defined therein being used herein as therein defined); WHEREAS, the Purchasing Bank wishes to become a Bank party to the Credit Agreement; and WHEREAS, the Transferor Bank is selling and assigning to the Purchasing Bank rights, obligations and commitments under the Credit Agreement; NOW, THEREFORE, the parties hereto hereby agree as follows: 1. Upon the execution and delivery of this Assignment Agreement by the Purchasing Bank, the Transferor Bank, the Agent and the Company, the Purchasing Bank shall be a Bank party to the Credit Agreement for all purposes thereof. 2. Effective on [ ] (the “Effective Date”), the Transferor Bank hereby sells and assigns to the Purchasing Bank % (the “Assigned Percentage”) of its Commitment and of the principal balance of its Loans outstanding under the Credit Agreement. Together with the Assigned Percentage, the Transferor Bank hereby assigns to the Purchasing Bank the Transferor Bank’s interest as a Bank in the Loan Documents (the Assigned Percentage and such interest in the Loan Documents being hereinafter referred to as the “Assigned Interest”). The Purchasing Bank hereby assumes the Assigned Interest and the Transferor Bank’s related obligations under the Loan Documents, including without limitation the Transferor Bank’s participation in Letters of Credit and all obligations of the Transferor Bank to fund, refund or purchase participations in Revolving Loans and Swing Line Loans to the extent provided in the Credit Agreement. 3. On the Effective Date, the Purchasing Bank shall pay to the Transferor Bank a purchase price (the “Purchase Price”) equal to the outstanding principal amount of the Loans included in the Assigned Interest as of the day preceding the Effective Date. The Transferor Bank acknowledges receipt from the Purchasing Bank of an amount equal to the Purchase Price. 4. All interest and Commitment Fees and Letter of Credit Fees accrued on the Assigned Interest for the billing period in which the Effective Date falls shall be paid to the Agent

Exh. G-2 as provided in the Credit Agreement, and distributed by the Agent (a) with respect to amounts accrued before the Effective Date, to the Transferor Bank and (b) with respect to amounts accrued on or after the Effective Date, to the Purchasing Bank. The Transferor Bank has made arrangements with the Purchasing Bank with respect to the portion, if any, to be paid by the Transferor Bank to the Purchasing Bank of other fees heretofore received by the Transferor Bank pursuant to the Credit Agreement. 5. Subject to the provisions of paragraph 4 above, from and after the Effective Date, principal, interest, fees and other amounts that would otherwise be payable to or for the account of the Transferor Bank pursuant to the Credit Agreement and the other Loan Documents in respect of the Assigned Interest shall, instead, be payable to or for the account of the Purchasing Bank pursuant to the Credit Agreement. Each time the Banks are asked, from and after the Effective Date, to make Loans or otherwise extend credit under the Loan Documents, the Agent shall advise the Purchasing Bank, as provided in the Credit Agreement, of the request, and the Purchasing Bank shall be solely responsible for making a Loan or otherwise extending credit in accordance with its Assigned Interest. 6. Concurrently with the execution and delivery hereof, (i) as and to the extent provided in the Credit Agreement, the Agent shall prepare and distribute to the Company and the Banks a revised schedule of the Commitments, Loans and Percentages of each Bank, after giving effect to the assignment of the Assigned Interest, and (iii) the Transferor Bank shall pay to the Agent a processing and recordation fee of $3,500. 7. The Transferor Bank (a) represents and warrants to the Purchasing Bank that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) represents and warrants to the Purchasing Bank that the copies of the Loan Documents and the related agreements, certificates, opinion and letters previously delivered to the Purchasing Bank are true and correct copies of the Loan Documents and related agreements, certificates, opinion and letters executed by and/or delivered in connection with the closing of the credit facility contemplated by the Credit Agreement; (c) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the Loan Documents or any other instrument or document furnished pursuant thereto; and (d) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company, or the performance or observance by the Company or any other Person of any of their respective obligations under the Loan Documents or any other instrument or document furnished pursuant thereto. 8. The Purchasing Bank (a) confirms to the Transferor Bank and the Agent that it has received a copy of the Loan Documents together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (b) acknowledges that it has, independently and without reliance upon the Transferor Bank, the Agent or any Bank and instead in reliance upon its own review of such documents and information as the Purchasing Bank deemed appropriate, made its own credit analysis and decision to enter into this Agreement and agrees that it will, independently and without reliance upon the Transferor Bank, the Agent or any Bank, and based on such documents and information as the Purchasing

Exh. G-3 Bank shall deem appropriate at the time, continue to make its own credit decision in taking or not taking action under the Loan Documents; (c) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by the Purchasing Bank as a Bank under the Credit Agreement, including, without limitation, the provisions of Section 13.15 of the Credit Agreement relating to confidentiality of information; and (d) represents and warrants to the Company and the Agent that it is either (i) a corporation organized under the laws of the United States or any State thereof or (ii) is entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made pursuant to the Credit Agreement (x) under an applicable provision of a tax convention to which the United States is a party or (y) because it is acting through a branch, agency or office in the United States and any payment to be received by it under the Credit Agreement is effectively connected with a trade or business in the United States. The Purchasing Bank agrees that it shall be subject to the terms of the Intercreditor Agreement. 9. The Transferor Bank and the Purchasing Bank each individually represents and warrants that (a) it is validly existing and in good standing and has all requisite power to enter into this Agreement and to carry out the provisions hereof and has duly authorized the execution and delivery of this Agreement; (b) the execution and delivery of this Agreement and the performance of the obligations hereunder do not violate any provision of law, any order, rule or regulation of any court or governmental agency or its charter, articles of incorporation or bylaws or constitute a default under any agreement or other instrument to which it is a party or by which it is bound; and (c) it has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms. 10. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement. 11. The address for notices to the Purchasing Bank as well as administrative information with respect to the Purchasing Bank is as set out below: THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MINNESOTA. IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers as of the date first set forth above.

Exh. G-4 [ ], Transferor Bank By: Name: Title: [ ], Purchasing Bank By: Name: Title: U.S. BANK NATIONAL ASSOCIATION as Agent By: Name: Title: CONSENTED AND ACKNOWLEDGED GRACO INC. By: Name: Title: Information on Purchasing Bank: Address: [ ], Attention: [ ] Fax: [ ]

Exh H-1 Exhibit H Form of Intercreditor Agreement AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT This Amended and Restated Intercreditor and Collateral Agency Agreement (this “Agreement”), dated as of April 17, 2020, is entered into by and among (i) U.S. Bank National Association, as the administrative agent under the below-defined Bank Credit Agreement (the “Bank Agent”), (ii) U.S. Bank National Association, as the collateral agent appointed pursuant to the terms and conditions hereof (the “Collateral Agent”), (iii) The Prudential Insurance Company of America, Gibraltar Life Insurance Co., Ltd., The Prudential Life Insurance Company, Ltd., and Zurich American Insurance Company (each, together with its successors and permitted assigns, and any other holder of any Prudential Senior Notes, a “Prudential Noteholder”, and collectively the “Prudential Noteholders”, and (iv) NYL Investors LLC (each, together with its successors and permitted assigns, and any other holder of any NY Life Senior Notes, a “NY Life Noteholder”, and collectively the “NY Life Noteholders”; the Prudential Noteholders and the NY Life Noteholders, together, the “Noteholders”, and each, a “Noteholder”). WITNESSETH: WHEREAS, Graco Inc. (the “Company”), the institutions from time to time party thereto as lenders (the “Banks”), and the Bank Agent are parties to a Credit Agreement dated as of May 23, 2011 (as the same has been amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Bank Credit Agreement”); WHEREAS, the Company and the Prudential Noteholders are party to that certain Note Agreement, dated as of March 11, 2011 (as the same has been amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Prudential Note Purchase Agreement”), pursuant to which the Company has issued or may issue certain senior notes from time to time (as the same have been or may be amended, restated, supplemented or otherwise modified from time to time, the “Prudential Senior Notes”); WHEREAS, the Company and the NY Life Noteholders are party to that certain Master Note Agreement, dated as of January 29, 2020 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “NY Life Note Purchase Agreement”; together with the Prudential Note Purchase Agreement, the “Note Purchase Agreements”), pursuant to which the Company may from time to time issue certain senior notes (as the same have been or may be amended, restated, supplemented or otherwise modified form time to time, the “NY Life Senior Notes”; together with the Prudential Senior Notes, the “Senior Notes”); WHEREAS, the Banks and the Noteholders (together with the Bank Agent, the “Creditors”) have provided or will provide the Company with various loans, extensions of credit and financial accommodations under the below-defined Senior Indebtedness Documents (collectively, the “Senior Indebtedness”);

Exh. H-2 WHEREAS, in order to make and continue making and extending such loans, extensions of credit and financial accommodations, the Creditors have required that the Company and certain of its subsidiaries (collectively, the “Grantors”) guaranty and/or secure the Obligations (as hereafter defined); WHEREAS, the Creditors wish to appoint the Collateral Agent to hold all security interests and liens granted by the Grantors in respect of the Obligations; and WHEREAS, the Creditors wish to agree upon certain matters in respect of the Senior Indebtedness, including, without limitation, payment priorities and the application of Collateral (as defined below) proceeds; NOW, THEREFORE, for the above reasons, in consideration of the mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Definitions. For the purposes of this Agreement, the following terms shall have the meanings specified with respect thereto below. Any plural term that is used herein in the singular shall be taken to mean each entity or item of the defined class and any singular term that is used herein in the plural shall be taken to mean all of the entities or items of the defined class, collectively. “Affiliate” of any Person shall mean any other Person which directly or indirectly controls, is controlled by or is under common control with such first Person. A Person shall be deemed to control a corporation or other entity if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or other entity, whether through the ownership of voting securities, by contract or otherwise. “Collateral” shall mean all property and assets, and interests in property and assets, upon or in which the Grantors have granted a lien or security interest to the Collateral Agent to secure all or any part of the Obligations. “Collateral Agent Expenses” shall mean, without limitation, all costs and expenses incurred by the Collateral Agent in connection with the performance of its duties under this Agreement, including the realization upon or protection of the Collateral or enforcing or defending any lien upon or security interest in the Collateral or any other action taken in accordance with the provisions of this Agreement, expenses incurred for legal counsel (including reasonable allocated costs of staff counsel) in connection with the foregoing, and any other costs, expenses or liabilities incurred by the Collateral Agent for which the Collateral Agent is entitled to be reimbursed or indemnified by any Grantor pursuant to this Agreement or any Collateral Document or by the Creditors pursuant to this Agreement. “Collateral Documents” shall mean all agreements, documents and instruments (including, without limitation, all pledge agreements, security agreements, mortgages, collateral assignments, financing statements, and other perfection documents) entered into, delivered or authorized from time to time by any Grantor in favor of the Collateral Agent in respect of the Obligations or otherwise entered into, delivered or authorized from time to time by a Grantor to

Exh. H-3 secure all or any part of the Obligations, as each may be amended, restated, supplemented or otherwise modified from time to time. “Enforcement” shall mean: (a) for the Bank Agent or any Bank to make demand for payment of or accelerate the time for payment prior to the scheduled payment date of any loan, extension of credit or other financial accommodation under the Bank Credit Agreement or any agreement, document or instrument delivered in connection therewith or to call for funding of cash collateral for any Letter of Credit prior to being presented with a draft drawn thereunder (or in the event the draft is a time draft, prior to its due date), in each case on account of an “Event of Default” under and as defined in the Bank Credit Agreement; (b) for any Noteholder to make demand for payment of or accelerate the time for payment prior to the scheduled payment date of any loan, extension of credit or other financial accommodation under its Note Purchase Agreement, its Senior Notes, or the agreements, documents and instruments delivered in connection therewith; (c) for the Bank Agent or any Bank to terminate its commitment to extend loans or other financial accommodations, including issuances of Letters of Credit, to the Company or any other Grantor prior to the final scheduled payment date for all Obligations thereunder or prior to the scheduled termination date for such commitment (as such scheduled termination date is in effect on the date hereof or, if later, such date to which any such scheduled termination date may hereafter be extended), in each case on account of an “Event of Default” under and as defined in the Bank Credit Agreement; (d) for the Bank Agent or any Bank to commence judicial enforcement of any rights or remedies under or with respect to the Obligations, the Bank Credit Agreement or any agreement, document or instrument delivered in connection therewith, or to set off against any balances held by the Bank Agent or such Bank for the account of any Grantor or any other property at any time held or owing by the Bank Agent or such Bank to or for the credit or account of any Grantor; (e) for any Noteholder to commence judicial enforcement of any rights or remedies under or with respect to the Obligations, its Note Purchase Agreement, its Senior Notes, or any agreement, document or instrument delivered in connection therewith, or, if applicable, to set off against or appropriate any balances held by such Noteholder for the account of any Grantor or any other property at any time held or owing by such Noteholder to or for the credit or account of any Grantor; (f) for the Collateral Agent to commence the judicial enforcement of any rights or remedies under any Collateral Document (other than an action solely for the purpose of establishing or defending the lien or security interest intended to be created by any Collateral Document upon or in any Collateral as against or from claims of third parties on or in such Collateral), to setoff against any balances held by it for the account of any Grantor or any other property at any time held or owing by it to or for the credit or for the account of any Grantor or to otherwise take any action to realize upon the Collateral (provided, however, that “Enforcement”

Exh. H-4 shall not include the Bank Agent’s charging of the Company’s deposit account for non-accelerated amounts due in the ordinary course pursuant to the Bank Credit Agreement); or (g) the commencement by, against or with respect to any Grantor of any proceeding under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law or for the appointment of a receiver for any Grantor or its assets. “Event of Default” shall mean (i) an “Event of Default” under and as defined in the Bank Credit Agreement, (ii) an “Event of Default” under and as defined in either Note Purchase Agreement, or (iii) any event, occurrence or action (or any failure to take any of the foregoing) that permits or automatically results in the acceleration of the repayment of any amount of Obligations under a Senior Indebtedness Document. “Insolvent Entity” shall mean any entity that has (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment. “L/C Interests” shall mean, with respect to any Bank, such Bank’s direct or participation interests in all unpaid reimbursement obligations with respect to Letters of Credit, and such Bank’s direct obligations or risk participations with respect to undrawn amounts of all outstanding Letters of Credit; provided, that the undrawn amounts of outstanding Letters of Credit shall be considered to have been reduced to the extent of any amount on deposit with the Collateral Agent at any time as provided in Section 5(b) hereof. “Letters of Credit” shall mean all letters of credit issued under the Bank Credit Agreement. “Obligation Share” shall mean, with respect to any Creditor at any time, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owing to such Creditor at such time, and the denominator of which is the aggregate amount of all Obligations owing to all of the Creditors at such time. “Obligations” shall mean each and every monetary obligation owed by a Grantor to the Creditors and the Collateral Agent under the Senior Indebtedness Documents, including, without limitation, (1) the outstanding principal amount of, accrued and unpaid interest on, and any unpaid Yield-Maintenance Amount or other breakage or prepayment indemnification due with respect to Senior Indebtedness, (2) any unpaid reimbursement obligations with respect to any Letters of Credit, (3) any undrawn amounts of any outstanding Letters of Credit, and (4) any other unpaid amounts including amounts in respect of hedging obligations, foreign exchange obligations and treasury and cash management obligations permitted under the Senior Indebtedness Documents, and fees, expenses, indemnifications, and reimbursements due from the Grantors

Exh. H-5 under any of the Senior Indebtedness Documents; provided that the undrawn amounts of any outstanding Letters of Credit shall be considered to have been reduced to the extent of any amount on deposit with the Collateral Agent at any time as provided in Section 5(b) hereof. The term “Obligations” shall include all of the foregoing indebtedness, liabilities and obligations whether or not allowed as a claim in any bankruptcy, insolvency, receivership or similar proceeding. “Person” shall mean any individual, corporation, partnership, limited liability company, trust or other entity. “Principal Exposure” shall mean, with respect to any Creditor at any time, (i) if such Creditor is a Bank, the aggregate amount of such Bank’s commitments to extend revolving credit (including letters of credit) under the Bank Credit Agreement plus, to the extent any term loans have been extended, the principal amount of such term loans, or, if the Banks shall then have terminated their commitments to extend credit under the Bank Credit Agreement, the sum of (x) the outstanding principal amount of all of such Bank’s loans under the Bank Credit Agreement and (y) the outstanding face amount and/or principal amount of such Bank’s L/C Interests at such time, and (ii) if such Creditor is a Noteholder, the outstanding principal amount of such Creditor’s Senior Notes at such time. “Pro Rata Share” shall mean, with respect to any Creditor at any time, a fraction, expressed as a percentage, the numerator of which is the amount of such Creditor’s Principal Exposure at such time, and the denominator of which is the aggregate amount of Principal Exposure of all of the Creditors of the same class (i.e. Banks, Prudential Noteholders or NY Life Noteholders, as applicable) at such time. “Pro Rata Expenses Share” shall mean, with respect to any Creditor at any time, a fraction, expressed as a percentage, the numerator of which is the amount of such Creditor’s Principal Exposure at such time, and the denominator of which is the aggregate amount of Principal Exposure of all Creditors at such time. “Qualified Creditor” shall mean any Creditor which is not an Affiliate of any Grantor. “Required Creditors” shall mean, at any time, (i) Banks whose Pro Rata Shares represent greater than 50% of the aggregate Principal Exposure of all of the Banks, (ii) Prudential Noteholders whose Pro Rata Shares represent greater than 50% of the aggregate Principal Exposure of all of the Prudential Noteholders and (iii) NY Life Noteholders whose Pro Rata Shares represent greater than 50% of the aggregate Principal Exposure of all of the NY Life Noteholders; provided, however, that only Pro Rata Shares of Senior Indebtedness held by Qualified Creditors shall be included in this determination; provided, further, that if at any time Obligations owing to Banks, the Prudential Noteholders or the NY Life Noteholders, as the case may be, are less than both (A) $1,000,000, and (B) 10% of the aggregate Obligations (the Banks, the Prudential Noteholders or the NY Life Noteholders, as the case may be, a “Deminimis Group”), then the Required Creditors shall be determined without regard to clause (i) if the Deminimis Group is the Banks, clause (ii) if the Deminimis Group is the Prudential Noteholders and clause (iii) if the Deminimis Group is the NY Life Noteholders.

Exh. H-6 “Senior Indebtedness Documents” shall mean the Senior Notes, the Bank Credit Agreement, the Note Purchase Agreements and the agreements, documents and instruments delivered in connection with any or all of the foregoing (as each may be amended, restated, supplemented or otherwise modified from time to time). “Specified Provisions” shall mean any of the terms relating to (i) amounts or timing of payment of interest or fees, (ii) terms relating to required payments or prepayments of any Obligations, (iii) financial and negative covenants set forth in the Senior Indebtedness Documents (including paragraph 6 of the Prudential Note Purchase Agreement, paragraph 6 of the NY Life Note Purchase Agreement and Article IX of the Bank Credit Agreement), (iv) covenants relating to the operations of the Company or its subsidiaries, (v) Events of Default, and (vi) definitions as used in any of the foregoing. “Yield-Maintenance Amount” shall mean the “Yield-Maintenance Amount” as defined in either Note Purchase Agreement. 2. Appointment of Collateral Agent. (a) Appointment of Collateral Agent. Subject in all respects to the terms and provisions of this Agreement, the Bank Agent, for itself and on behalf of the Banks, and the Noteholders hereby appoint U.S. Bank National Association to act as collateral agent for the benefit of the Creditors (the “Collateral Agent”) with respect to the liens upon and the security interests in the Collateral and the rights and remedies granted under and pursuant to the Collateral Documents, and U.S. Bank National Association hereby accepts such appointment and agrees to act as such collateral agent. The agency created by this Section 2 shall in no way impair or affect any of the rights and powers of, or impart any duties or obligations upon, U.S. Bank National Association in its individual capacity as a lender or creditor under any Senior Indebtedness Document. To the extent legally necessary to enable the Collateral Agent to enforce or otherwise foreclose and realize upon any of the liens or security interests in the Collateral in any legal proceeding which the Collateral Agent either commences or joins as a party in accordance with the terms of this Agreement, each of the Creditors agrees to join as a party in such proceeding and take such action therein concurrently to enforce and obtain a judgment for the payment of the Obligations held by it. (b) Duties of Collateral Agent. Subject to the Collateral Agent having been directed to take such action in accordance with the terms of this Agreement, each Creditor hereby irrevocably authorizes the Collateral Agent to take such action on its behalf under the provisions of the Collateral Documents and any other instruments, documents and agreements referred to in the Collateral Documents and to exercise such powers under the Collateral Documents as are specifically delegated to the Collateral Agent by the terms of the Collateral Documents and such other powers as are reasonably incidental thereto. Subject to the provisions of Section 11 of this Agreement, the Collateral Agent is hereby irrevocably authorized to take all actions on behalf of the Creditors to enforce the rights and remedies of the Collateral Agent and the Creditors provided for in the Collateral Documents or by applicable law with respect to the liens upon and security interests in the Collateral granted to secure the Obligations or the other rights and remedies granted to the Collateral Agent pursuant thereto, provided, however, that, notwithstanding any provision to the contrary in any Collateral Documents, (i) the Collateral Agent shall act solely at and in

Exh. H-7 accordance with the written direction of the Required Creditors, (ii) the Collateral Agent shall not, without the written consent of all of the Qualified Creditors, release or terminate by affirmative action or consent any lien upon or security interest in any Collateral granted under any Collateral Documents (except (x) upon (1) dispositions of Collateral by a Grantor and (2) removal of the Material Subsidiary (as defined in the Bank Credit Agreement) designation of a Subsidiary (as defined in the Bank Credit Agreement), in each case as permitted in accordance with the terms of all of the Senior Indebtedness Documents and prior to the occurrence of an Event of Default, (y) upon disposition of such Collateral after an Event of Default pursuant to direction given under clause (i) of this Section 2(b) and (z) to the extent authorized under the provisions of the last sentence of Section 12.1 of the Bank Credit Agreement, paragraph 11V of the Prudential Note Purchase Agreement and paragraph 11V of the NY Life Note Purchase Agreement), and (iii) the Collateral Agent shall not accept any Obligations in whole or partial consideration for the disposition of any Collateral without the written consent of all of the Qualified Creditors. The Collateral Agent agrees to make such demands and give such notices under the Collateral Documents as may be requested by, and to take such action to enforce the Collateral Documents and to foreclose upon, collect and dispose of the Collateral or of the Collateral Documents as may be directed by, the Required Creditors; provided, however, that the Collateral Agent shall not be required to take any action that is contrary to law or the terms of the Collateral Documents or this Agreement. Once a direction to take any action has been given by the Required Creditors to the Collateral Agent, and subject to any other directions which may be given from time to time by the Required Creditors, decisions regarding the manner in which any such action is to be implemented and conducted (with the exception of any decision to settle, compromise or dismiss any legal proceeding, with or without prejudice) shall be made by the Collateral Agent, with the assistance and upon the advice of its counsel. Notwithstanding the provisions of the preceding sentence, any decision to settle, compromise or dismiss any legal proceeding, with or without prejudice, which implements, approves or results in or has the effect of causing any release, change or occurrence, where such release, change or occurrence otherwise would require unanimous approval of all of the Qualified Creditors pursuant to the terms of this Agreement, also shall require the unanimous approval of all of the Qualified Creditors. (c) Requesting Instructions. The Collateral Agent may at any time request directions from the Creditors as to any course of action or other matter relating to the performance of its duties under this Agreement and the Collateral Documents, and the Creditors shall respond to such request in a reasonably prompt manner. (d) Emergency Actions. If the Collateral Agent has asked the Required Creditors for instructions following the receipt of any notice of an Event of Default and if the Required Creditors have not responded to such request within 30 days, the Collateral Agent shall be authorized to take such actions with regard to such Event of Default which the Collateral Agent, in good faith, believes to be reasonably required to protect the Collateral from damage or destruction; provided, however, that once instructions have been received from the Required Creditors, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary to such instructions. (e) Collateral Document Amendments. Except as provided in Section 2(b)(ii) of this Agreement, an amendment, supplement, modification, restatement or waiver of any provision of any Collateral Document, any consent to any departure by any Grantor from any such

Exh. H-8 provision, or the execution or acceptance by the Collateral Agent of any Collateral Document not in effect on the date of this Agreement shall be effective if, and only if, consented to in writing by the Required Creditors (with the understanding that the Collateral Documents that are identified in Exhibit A hereto are hereby approved by the Required Creditors); provided, however, that, (i) no such amendment, supplement, modification, restatement, waiver, consent or such Collateral Document not in effect on the date of this Agreement which imposes any additional responsibilities upon the Collateral Agent shall be effective without the written consent of the Collateral Agent, and (ii) no such amendment, supplement, modification, waiver or consent shall release any Collateral from the lien or security interest created by any Collateral Document not subject to the exception in Section 2(b)(ii) of this Agreement or narrow the scope of the property or assets in which a lien or security interest is granted pursuant to any Collateral Document or change the description of the obligations secured thereby without the written consent of all Qualified Creditors. (f) Administrative Actions. The Collateral Agent shall have the right to take such actions under this Agreement and under the Collateral Documents, not inconsistent with the instructions of the Required Creditors or the terms of the Collateral Documents and this Agreement, as the Collateral Agent deems necessary or appropriate to perfect or continue the perfection of the liens on the Collateral for the benefit of the Creditors. (g) Collateral Agent Acting Through Others. The Collateral Agent may perform any of its duties under this Agreement and the Collateral Documents by or through attorneys (which attorneys may be the same attorneys who represent any Creditor), agents or other persons reasonably deemed appropriate by the Collateral Agent. In addition, the Collateral Agent may act in good faith reliance upon the opinion or advice of attorneys selected by the Collateral Agent. In all cases the Collateral Agent may pay reasonable fees and expenses of all such attorneys, agents or other persons as may be employed in connection with the performance of its duties under this Agreement and the Collateral Documents. (h) Resignation of Collateral Agent. (i) The Collateral Agent (A) may resign at any time upon notice to the Creditors, and (B) may be removed at any time upon the written request of the Required Creditors sent to the Collateral Agent and the other Creditors. For the purposes of any determination of Required Creditors under this Section 2(h)(i), the Pro Rata Share of any Insolvent Entity shall be disregarded. (ii) If the Collateral Agent shall resign or be removed, the Required Creditors shall have the right to select a replacement Collateral Agent by notice to the Collateral Agent and the other Creditors. (iii) Upon any replacement of the Collateral Agent, the Collateral Agent shall assign all of the liens upon and security interests in all Collateral under the Collateral Documents, and all right, title and interest of the Collateral Agent under all the Collateral Documents, to the replacement Collateral Agent, without recourse to the Collateral Agent or any Creditor and at the expense of the Company.

Exh. H-9 (iv) No resignation or removal of the Collateral Agent shall become effective until a replacement Collateral Agent shall have been selected as provided in this Agreement and shall have assumed in writing the obligations of the Collateral Agent under this Agreement and under the Collateral Documents. In the event that a replacement Collateral Agent shall not have been selected as provided in this Agreement or shall not have assumed such obligations within 90 days after the resignation or removal of the Collateral Agent, then the Collateral Agent may apply to a court of competent jurisdiction for the appointment of a replacement Collateral Agent. (v) Any replacement Collateral Agent shall be a bank, trust company, or insurance company having capital, surplus and undivided profits of at least $250,000,000. (i) Indemnification of Collateral Agent. Each Grantor, by its consent to this Agreement, hereby agrees to indemnify and hold the Collateral Agent, its officers, directors, employees and agents (including, but not limited to, any attorneys acting at the direction or on behalf of the Collateral Agent) harmless against any and all costs, claims, damages, penalties, liabilities, losses and expenses (including, but not limited to, court costs and reasonable attorneys’ fees) which may be incurred by or asserted against the Collateral Agent or any such officers, directors, employees and agents by reason of its status as agent under this Agreement or which pertain, whether directly or indirectly, to this Agreement, the Collateral Documents, or to any action or failure to act of the Collateral Agent as agent hereunder, except to the extent any such action or failure to act by the Collateral Agent constitutes gross negligence, willful misconduct or a breach of this Agreement. The obligations of the Grantor under this Section 2(i) shall survive the payment in full of the Obligations and the termination of this Agreement. (j) Liability of Collateral Agent. In the absence of gross negligence, willful misconduct or a breach of this Agreement, the Collateral Agent will not be liable to any Creditor for any action or failure to act or any error of judgment, negligence, mistake or oversight on its part or on the part of any of its officers, directors, employees or agents. To the extent not paid by any Grantor, each Creditor hereby severally, and not jointly, agrees to indemnify and hold the Collateral Agent and each of its officers, directors, employees and agents (collectively, “Indemnitees”) harmless from and against any and all liabilities, costs, claims, damages, penalties, losses and actions of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for any Indemnitee) incurred by or asserted against any Indemnitee arising out of or in relation to this Agreement or the Collateral Documents or its status as agent under this Agreement or any action taken or omitted to be taken by any Indemnitee pursuant to and in accordance with any of the Collateral Documents and this Agreement, except to the extent arising from the gross negligence, willful misconduct or breach of this Agreement, with each Creditor being liable only for its Pro Rata Expenses Share of any such indemnification liability. The obligations of the Creditors under this Section 2(j) shall survive the payment in full of the Obligations and the termination of this Agreement. (k) No Reliance on Collateral Agent. Neither the Collateral Agent nor any of its officers, directors, employees or agents (including, but not limited to, any attorneys acting at the direction or on behalf of the Collateral Agent) shall be deemed to have made any representations or warranties, express or implied, with respect to, nor shall the Collateral Agent or

Exh. H-10 any such officer, director, employee or agent be liable to any Creditor or responsible for (i) any warranties or recitals made by any Grantor in the Collateral Documents or any other agreement, certificate, instrument or document executed by any Grantor in connection with the Collateral Documents, (ii) the due or proper execution or authorization of this Agreement or any Collateral Documents by any party other than the Collateral Agent, or the effectiveness, enforceability, validity, genuineness or collectability as against any Grantor of any Collateral Document or any other agreement, certificate, instrument or document executed by any Grantor in connection with any Collateral Document, (iii) the present or future solvency or financial worth of any Grantor, or (iv) the value, condition, existence or ownership of any of the Collateral or the perfection of any lien upon or security interest in the Collateral (whether now or hereafter held or granted) or the sufficiency of any action, filing, notice or other procedure taken or to be taken to perfect, attach or vest any lien or security interest in the Collateral. Except as may be required by Section 2(b) of this Agreement, the Collateral Agent shall not be required, either initially or on a continuing basis, to (A) make any inquiry, investigation, evaluation or appraisal respecting, or enforce performance by any Grantor of, any of the covenants, agreements or obligations of any Grantor under any Collateral Document, or (B) undertake any other actions (other than actions expressly required to be taken by it under this Agreement). Nothing in any of the Collateral Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations, duties or responsibilities except as set forth in this Agreement and in the Collateral Documents. The Collateral Agent shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram, telecopy or other paper or document given to it by any person reasonably and in good faith believed by it to be genuine and correct and to have been signed or sent by such person. The Collateral Agent shall have no duty to inquire as to the performance or observance of any of the terms, covenants or conditions of any of the Senior Indebtedness Documents. Except upon the direction of the Required Creditors pursuant to Section 2(b) of this Agreement, the Collateral Agent shall not be required to inspect the properties or books and records of any Grantor for any purpose, including to determine compliance by any Grantor with its covenants respecting the perfection of security interests. 3. Lien Priorities. The parties to this Agreement expressly agree that the security interests and liens granted to the Collateral Agent shall secure the Obligations on a pari passu basis for the benefit of the Creditors and that, notwithstanding the relative priority or the time of grant, creation, attachment or perfection under applicable law of any security interests and liens, if any, of the Creditors upon or in any of the Collateral to secure any Obligations, whether such security interests and liens are now existing or hereafter acquired or arising and whether such security interests and liens are in or upon now existing or hereafter arising Collateral, such security interests and liens shall be first and prior security interests and liens (subject to security interests and liens permitted by the Senior Indebtedness Documents) in favor of the Collateral Agent to secure all of the Obligations on a pari passu basis for the benefit of the Creditors. 4. Certain Notices. Each of the Collateral Agent and each Creditor agrees to use its best efforts to give to the others (a) copies of any notice of the occurrence or existence of an Event of Default sent to any Grantor, simultaneously with the sending of such notice to such Grantor, (b) notice of the occurrence or existence of an Event of Default of which such party has knowledge, promptly after obtaining knowledge thereof, (c) notice of the refusal of any Bank to make any loan or extension of credit pursuant to the terms of any Senior Indebtedness Document, promptly after such refusal, and (d) notice of an Enforcement by such party (excluding an

Exh. H-11 Enforcement approved by the Required Creditors as required by this Agreement), prior to commencing such Enforcement, but the failure to give any of the foregoing notices shall not affect the validity of such notice of an Event of Default given to a Grantor or create a cause of action against or cause a forfeiture of any rights of the party failing to give such notice or create any claim or right on behalf of any third party. The Collateral Agent agrees to deliver to each Creditor a copy of each notice or other communication received by it under any Collateral Document as soon as practicable after receipt of such notice or communication and a copy of any Collateral Document executed after the date of this Agreement as soon as practicable after the execution thereof. 5. Distribution of Proceeds of Collateral and Payments and Collections After Enforcement. (a) On and after the occurrence of an Event of Default (unless such Event of Default has been waived pursuant to the terms of the Bank Credit Agreement with the consent of the holders of a majority of the outstanding principal amount of the Senior Notes issued under each Note Purchase Agreement (in the case of an Event of Default under the Bank Credit Agreement) or waived pursuant to the terms of the applicable Note Purchase Agreement with the consent of the Required Banks as defined in the Bank Credit Agreement (in the case of an Event of Default under a Note Purchase Agreement) and the holders of a majority of the outstanding principal amount of the Senior Notes issued under the other Note Purchase Agreement), all proceeds of Collateral held or received by the Collateral Agent or any Creditor and any other collections or payments received, directly or indirectly, by the Collateral Agent or any Creditor on or with respect to any Obligations (including, without limitation, any amount of any balances held by the Collateral Agent or any Creditor for the account of any Grantor or any other property held or owing by it to or for the credit or for the account of any Grantor setoff or appropriated by it, any payment under any guaranty constituting a Senior Indebtedness Document, any payment in an insolvency or reorganization proceeding and the proceeds from any sale of any Obligations or any interest therein to any Grantor or any Affiliate of any Grantor, but excluding, except as otherwise provided in paragraph (b) of this Section 5, amounts on deposit in the Special Cash Collateral Account provided for in paragraph (b) of this Section 5) shall be delivered to the Collateral Agent and distributed as follows: (i) First, to the Collateral Agent in the amount of any unpaid Collateral Agent Expenses; (ii) Next, to the extent proceeds remain, to the Creditors in the amount of any unreimbursed amounts paid by the Creditors to any Indemnitee pursuant to Section 2(j) of this Agreement, pro rata in proportion to the respective unreimbursed amounts thereof paid by each Creditor; and (iii) Next, to the extent proceeds remain, to each Creditor an amount equal to its Obligation Share of such proceeds in respect of Obligations owing to it under the Senior Indebtedness Documents. Notwithstanding the foregoing, with respect to any collections or payments received by any Creditor on or after the occurrence of an Event of Default but prior to the date of the occurrence of an Enforcement, (1) such collections and payments shall be subject to the

Exh. H-12 distribution provisions of clauses (i) through (iii), above, only to the extent that the principal amount of the Obligations owed to such Creditor on the date of such Enforcement is less than the principal amount of the Obligations owed to such Creditor on the date of such Event of Default, and (2) the amount of any such collections and payments subject to the distribution provisions of clause (i) through (iii) above, in accordance with clause (1) shall not be so distributed until the date of the occurrence of such Enforcement. For the purposes of the preceding sentence, any collection or payment received by the Bank Agent on behalf of the Banks shall be considered to have been received by the Banks, and applied to pay the Obligations owed to the Banks, to which such payment or collection relates whether or not distributed by the Bank Agent to the Banks. After the Obligations have been finally paid in full in cash, the balance of proceeds of the Collateral, if any, shall be paid to any Grantor or as otherwise required by law. (b) Any payment pursuant to clause (a)(iii) above with respect to undrawn amounts of outstanding Letters of Credit shall be paid to the Collateral Agent for deposit in an account (the “Special Cash Collateral Account”) to be held as collateral for the Obligations and disposed of as provided herein. On each date after the occurrence of an Enforcement on which a payment is made to a beneficiary pursuant to a draw on a Letter of Credit, the Collateral Agent shall distribute from the Special Cash Collateral Account for application to the payment of the reimbursement obligation due to the Banks with respect to such draw an amount equal to the product of (1) the amount then on deposit in the Special Cash Collateral Account, and (2) a fraction, the numerator of which is the amount of such draw and the denominator of which is the aggregate undrawn amount of all outstanding Letters of Credit immediately prior to such draw. On each date after the occurrence of an Enforcement on which a reduction in the undrawn amount of any outstanding Letter of Credit occurs other than on account of a payment made to a beneficiary pursuant to a draw on a Letter of Credit, then the Collateral Agent shall distribute from the Special Cash Collateral Account an amount equal to the product of (1) the amount then on deposit in the Special Cash Collateral Account and (2) a fraction the numerator of which is the amount of such reduction and the denominator of which is the aggregate undrawn amount of all outstanding Letters of Credit immediately prior to such reduction, which amount shall be distributed as provided in clauses (a)(i) through (iii) above. At such time as the undrawn amount of outstanding Letters of Credit is reduced to zero, any amount remaining in the Special Cash Collateral Account, after the distribution therefrom as provided above, shall be distributed as provided in clauses (a)(i) through (iii) above. (c) Any re-allocations of any payments or distributions initially made or received on any Obligations due to payments and transfers among the Creditors and the Collateral Agent under this Section 5 shall be deemed to reduce the Obligations of any Creditor receiving any such payment or other transfer under this Section 5 and shall be deemed to restore and reinstate the Obligations of any Creditor making any such payment or other transfer under this Section 5, in each case by the amount of such payment and other transfer; provided that if for any reason such restoration and reinstatement shall not be binding against the Company or any other Grantor, then the Creditors and the Collateral Agent agree to take such actions as shall have the effect of placing them in the same relative positions as they would have been if such restoration and reinstatement had been binding against the Company and the other Grantors.

Exh. H-13 6. Certain Credit Extensions and Amendments to Agreements by the Creditors; Actions Related to Collateral; Other Liens, Security Interests and Guaranties. (a) The Bank Agent, on its behalf and on behalf of the Banks, agrees that, without the prior written consent of Noteholders holding a majority of the outstanding principal amount of the Senior Notes under each Note Purchase Agreement, it will not (i) amend, modify, supplement or restate, or waive (A) any Specified Provision if the effect of such amendment, modification, supplement, restatement, or waiver causes any Specified Provision to become more restrictive with respect to the Company or any subsidiary thereof or (B) any other provision of the Bank Credit Agreement or any agreement, document or instrument delivered in connection therewith, if any Grantor makes any payment or gives any other financial accommodation (other than reimbursement of out-of-pocket expenses and customary amendment fees) in connection therewith, (ii) except for any guarantees securing all of the Obligations constituting Senior Indebtedness Documents, retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the Obligations evidenced by the Bank Credit Agreement and the agreements, documents and instruments delivered in connection therewith or (iii) from and after the institution of any bankruptcy or insolvency proceeding involving any Grantor, as respects the Collateral enter into any agreement with any Grantor with respect to post- petition usage of cash collateral, post-petition financing arrangements or adequate protection. (b) (i) Each Prudential Noteholder under the Prudential Note Purchase Agreement agrees that, without the prior written consent of Banks holding a majority of the outstanding principal amount of Obligations under and undrawn commitments to extend credit under the Bank Credit Agreement and without the prior written consent of NY Life Noteholders holding a majority of the outstanding principal amount of the Senior Notes under the NY Life Note Purchase Agreement, it will not (i) amend, modify, supplement, restate, or waive (A) any Specified Provision if the effect of such amendment, modification, supplement, restatement or waiver causes any Specified Provision to become more restrictive with respect to the Company or any subsidiary of the Company or (B) any other provision of the Prudential Note Purchase Agreement or Prudential Senior Notes if any Grantor makes any payment or gives any other financial accommodation (other than reimbursement of out-of-pocket expenses and customary amendment fees) in connection therewith, (ii) except for any guarantees securing all of the Obligations constituting Senior Indebtedness Documents, retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the Obligations evidenced by the Prudential Note Purchase Agreement and the Prudential Senior Notes or (iii) from and after the institution of any bankruptcy or insolvency proceeding involving any Grantor, as respects the Collateral enter into any agreement with any Grantor with respect to post- petition usage of cash collateral, post-petition financing arrangements or adequate protection. (ii) Each NY Life Noteholder under the NY Life Note Purchase Agreement agrees that, without the prior written consent of Banks holding a majority of the outstanding principal amount of Obligations under and undrawn commitments to extend credit under the Bank Credit Agreement and without the prior written consent of

Exh. H-14 Prudential Noteholders holding a majority of the outstanding principal amount of the Senior Notes under the Prudential Note Purchase Agreement, it will not (i) amend, modify, supplement, restate, or waive (A) any Specified Provision if the effect of such amendment, modification, supplement, restatement or waiver causes any Specified Provision to become more restrictive with respect to the Company or any subsidiary of the Company or (B) any other provision of the NY Life Note Purchase Agreement or NY Life Senior Notes if any Grantor makes any payment or gives any other financial accommodation (other than reimbursement of out-of-pocket expenses and customary amendment fees) in connection therewith, (ii) except for any guarantees securing all of the Obligations constituting Senior Indebtedness Documents, retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the Obligations evidenced by the NY Life Note Purchase Agreement and the NY Life Senior Notes or (iii) from and after the institution of any bankruptcy or insolvency proceeding involving any Grantor, as respects the Collateral enter into any agreement with any Grantor with respect to post-petition usage of cash collateral, post-petition financing arrangements or adequate protection. (c) Each Creditor agrees that it will have recourse to the Collateral only through the Collateral Agent, that it shall have no independent recourse to the Collateral and that it shall refrain from exercising any rights or remedies under the Collateral Documents which have or may have arisen or which may arise as a result of an Event of Default or an acceleration of the maturities of the Obligations, except that, upon the direction of the Required Creditors, any Creditor may set off any amount of any balances held by it for the account of any Grantor or any other property held or owing by it to or for the credit or for the account of any Grantor, provided that the amount set off is delivered to the Collateral Agent for application pursuant to Section 5 of this Agreement. Without such direction, no Creditor shall set off any such amount. For the purposes of determining whether such direction to setoff has been given, any Creditor which has not voted in favor of or against such setoff within three business days of receiving notice from another Creditor of its intent to setoff will be deemed to have voted in favor of such setoff. For the purposes of perfection any setoff rights which may be available under applicable law, any balances held by the Collateral Agent or any Creditor for the account of any Grantor or any other property held or owing by the Collateral Agent or any Creditor to or for the credit or account of any Grantor shall be deemed to be held as agent for all Creditors. (d) No Creditor shall take or receive a security interest in or a lien upon any of the property or assets of any Grantor as security for the payment of any Obligations other than liens and security interests granted to the Collateral Agent in the Collateral pursuant to the Collateral Documents. The existence of a common law lien on deposit accounts shall not be prohibited by the provisions of this paragraph (d) provided that any realization on such lien and the application of the proceeds thereof shall be subject to the provisions of this Agreement. (e) Nothing contained in this Agreement shall (i) prevent any Creditor from imposing a default rate of interest in accordance with any Senior Indebtedness Document or prevent a Creditor from raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, except that the Collateral Agent may direct and control any defense directly relating to the Collateral or any one or more of the Collateral Documents as directed by the Required Creditors, which shall be governed by the provisions of this Agreement, or (ii) affect or impair the right any Creditor may have under the terms and

Exh. H-15 conditions governing the Obligations to accelerate and demand repayment of such Obligations. Subject only to the express limitations set forth in this Agreement, each Creditor retains the right to freely exercise its rights and remedies as a general creditor of the Grantors in accordance with applicable law and agreements with the Grantors, including without limitation the right to file a lawsuit and obtain a judgment therein against the Grantors and to enforce such judgment against any assets of the Grantors other than the Collateral. (f) Subject to the provisions set forth in this Agreement, each Creditor and its affiliates may (without having to account therefor to any Creditor) own, sell, acquire and hold equity and debt securities of the Grantors and lend money to and generally engage in any kind of business with the Grantors (as if, in the case of U.S. Bank National Association, it was not acting as Collateral Agent), and, subject to the provisions of this Agreement, the Creditors and their affiliates may accept dividends, interest, principal payments, fees and other consideration from the Grantors for services in connection with this Agreement or otherwise without having to account for the same to the other Creditors, provided that any such amounts which constitute Obligations are provided for in the applicable Senior Indebtedness Documents. 7. Accounting; Adjustments. (a) The Collateral Agent and each Creditor agrees to render an accounting to any of the others of the amounts of the outstanding Obligations, receipts of payments from the Grantors or from the Collateral and of other items relevant to the provisions of this Agreement upon the reasonable request from one of the others as soon as reasonably practicable after such request, giving effect to the application of payments and collections as hereinbefore provided in this Agreement. (b) Each party hereto agrees that to the extent any payment of any Obligations made to it hereunder is in excess of the amount due to be paid to it hereunder, or in the event any payment of any Obligations made to any party hereto is subsequently invalidated, declared fraudulent or preferential, set aside or required to be paid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause (“Avoided Payments”), then it shall pay to the other parties hereto (or in the case of Avoided Payments the other parties shall pay to it) such amounts so that, after giving effect to the payments hereunder by all parties, the amounts received by all parties are not in excess of the amounts to be paid to them hereunder as though any payment so invalidated, declared to be fraudulent or preferential, set aside or required to be repaid had not been made. 8. Notices. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mails, with proper postage prepaid, one business day after delivery to a courier for next day delivery, upon delivery by courier or upon transmission by telecopy or similar electronic medium (provided that a copy of any such notice sent by such transmission is also sent by one of the other means provided hereunder within one day after the date sent by such transmission) to the addresses set forth below the signatures hereto, with a copy to any person or persons set forth below such signature shown as to receive a copy, or to such other address as any party designates to the others in the manner herein prescribed. Any party giving notice to any other party hereunder

Exh. H-16 shall also give copies of such notice to all other parties. Any notice delivered to the Bank Agent shall be deemed to be delivered to all of the Banks. 9. Contesting Liens or Security Interests; No Partitioning or Marshaling of Collateral; Contesting Obligations. (a) No Creditor shall contest the validity, perfection, priority or enforceability of or seek to avoid, have declared fraudulent or have put aside any lien or security interest granted to the Collateral Agent and each party hereby agrees to cooperate in the defense of any action contesting the validity, perfection, priority or enforceability of such liens or security interests. Each party shall also use its best efforts to notify the other parties of any change in the location of any of the Collateral or the business operations of any Grantor or of any change in law which would make it necessary or advisable to file additional financing statements in another location as against any Grantor with respect to the liens and security interests intended to be created by the Collateral Documents, but the failure to do so shall not create a cause of action against the party failing to give such notice or create any claim or right on behalf of any other party to this Agreement and any third party. (b) Notwithstanding anything to the contrary in this Agreement or in any Collateral Document, no Creditor shall have the right to have any of the Collateral, or any security interest or other property being held as security for all or any part of the Obligations by the Collateral Agent, partitioned, or to file a complaint or institute any proceeding at law or in equity to have any of the Collateral or any such security interest or other property partitioned, each Creditor hereby waives any such right. The Collateral Agent and each Creditor hereby waive any and all rights to have the Collateral, or any part thereof, marshaled upon any foreclosure of any of the liens or security interests securing the Obligations. (c) Neither the Collateral Agent nor any Creditor shall contest the validity or enforceability of or seek to avoid, have declared fraudulent or have set aside any Obligations (including, without limitation, any guaranty thereof). In the event any Obligations are invalidated, avoided, declared fraudulent or set aside for the benefit of any Grantor, the Collateral Agent and the Creditors agree that such Obligations shall nevertheless be considered to be outstanding for all purposes of this Agreement. 10. No Additional Rights for Grantors Hereunder. Each Grantor, by its consent hereto, acknowledges that it shall have no rights under this Agreement. If the Collateral Agent or any Creditor shall violate the terms of this Agreement, each Grantor agrees, by its consent hereto, that it shall not use such violation as a defense to any enforcement by any such party against such Grantor nor assert such violation as a counterclaim or basis for setoff or recoupment against any such party. 11. Bankruptcy Proceedings. Nothing contained herein shall limit or restrict the independent right of any Creditor to initiate an action or actions in any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding in its individual capacity and to appear or be heard on any matter before the bankruptcy or other applicable court in any such proceeding, including, without limitation, with respect to any question concerning the post-petition usage of Collateral and post-

Exh. H-17 petition financing arrangements, provided such initiating Creditor provides all other Creditors prior notice of the initiation of any such action. The Collateral Agent is not entitled to initiate such actions on behalf of any Creditor or to appear and be heard on any matter before the bankruptcy or other applicable court in any such proceeding as the representative of any Creditor. The Collateral Agent is not authorized in any such proceeding to enter into any agreement for, or give any authorization or consent with respect to, the post-petition usage of Collateral, unless such agreement, authorization or consent has been approved in writing by the Required Creditors. This Agreement shall survive the commencement of any such bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding. 12. Independent Credit Investigation. Neither the Collateral Agent nor any Creditor, nor any of its respective directors, officers, agents or employees, shall be responsible to any of the others for the solvency or financial condition of any Grantor or the ability of any Grantor to repay any of the Obligations, or for the value, sufficiency, existence or ownership of any of the Collateral, the perfection or vesting of any lien or security interest, or the statements of any Grantor, oral or written, or for the validity, sufficiency or enforceability of any of the Obligations, any Senior Indebtedness Document, any Collateral Documents, any document or agreement executed or delivered in connection with or pursuant to any of the foregoing, or the liens or security interests granted by the Grantors in connection therewith. Each of the Collateral Agent and each Creditor has entered into its respective financial agreements with the Grantors based upon its own independent investigation, and makes no warranty or representation to the other, nor does it rely upon any representation by any of the others, with respect to the matters identified or referred to in this Section. 13. Supervision of Obligations. Except to the extent otherwise expressly provided herein, each Creditor shall be entitled to manage, supervise, amend and modify (including, without limitation, an amendment to increase the amount of such Obligations or waive an Event of Default) the obligations of the Grantors to it in accordance with applicable law and such Creditor’s practices in effect from time to time without regard to the existence of any other Creditor. 14. Turnover of Collateral. If any Creditor acquires custody, control or possession of any Collateral or any proceeds thereof other than pursuant to the terms of this Agreement, such Creditor shall promptly cause such Collateral or the proceeds of such Collateral to be delivered to or put in the custody, possession or control of the Collateral Agent for disposition and distribution in accordance with the provisions of Section 5 of this Agreement. Until such time as such Creditor shall have complied with the provisions of the immediately preceding sentence, such Creditor shall be deemed to hold such Collateral and the proceeds thereof in trust for the parties entitled thereto under this Agreement. 15. Options to Purchase. (a) After the occurrence of a Purchase Option Trigger Event (as defined below), each Bank shall have the option to purchase all (but not less than all) of the outstanding Obligations owed to the Noteholders under each Note Purchase Agreement at a purchase price equal to 100% of the amount of such Obligations on the date of purchase (including all interest thereon to the date of purchase), plus an amount equal to the Yield-Maintenance Amount which would be payable

Exh. H-18 under the applicable Note Purchase Agreement if the Senior Notes issued thereunder were prepaid pursuant to the optional prepayment provisions of the applicable Note Purchase Agreement on such date of purchase. (b) After the occurrence of a Purchase Option Trigger Event, each Noteholder under a Note Purchase Agreement shall have the option to purchase all (but not less than all) of the outstanding Obligations owed to the Banks at a purchase price equal to 100% of the amount thereof on the date of purchase (including all interest thereon to the date of purchase) and all (but not less than all) of the outstanding Obligations owed to the Noteholders under the other Note Purchase Agreement at a purchase price equal to 100% of the amount of such Obligations on the date of purchase (including all interest thereon to the date of purchase), plus an amount equal to the Yield-Maintenance Amount which would be payable under such other Note Purchase Agreement if the Senior Notes issued thereunder were prepaid pursuant to the optional prepayment provisions of the applicable Note Purchase Agreement on such date of purchase. (c) Any Creditor desiring to exercise its option to purchase under this Section 15 may do so by giving notice to the Creditors whose Obligations are to be purchased. The closing of the purchase and sale shall take place on the fifth business day after such notice is given. At the closing, the buyer will pay the sellers the purchase price of the Obligations being purchased except that, with respect to the purchase of exposures in respect of outstanding but undrawn Letters of Credit, the purchase shall be a risk participation therein payable at the same time as the related Letters of Credit are drawn. Payment of such purchase price shall be made in the same manner as specified in the applicable Senior Indebtedness Documents. Any notice of exercise of any such option to purchase shall be irrevocable. In the event more than one notice of exercise of an option to purchase under this Section 15 is given, only the notice first given shall be effective and the other notices given shall be ineffective. (d) For the purposes of this Section 15, a “Purchase Option Trigger Event” shall occur when (i) an Event of Default has occurred and is continuing, (ii) any Creditor has notified the Collateral Agent and each other Creditor of its desire to direct the Collateral Agent to take action hereunder, and (iii) within 60 days after the notice specified in clause (ii), the Required Creditors shall not have authorized the Collateral Agent to take such action and the Creditor giving such notice shall not have withdrawn such notice by notice given to the Collateral Agent and the other Creditors. 16. Amendment. This Agreement and the provisions hereof may be amended, modified or waived only by a writing signed by the Collateral Agent, the Bank Agent, on its behalf and on behalf of the Banks, and each of the Noteholders. 17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto, including subsequent holders of the Obligations and persons subsequently becoming parties to the Senior Indebtedness Documents as Creditors; provided that (a) neither the Collateral Agent nor any Creditor shall assign or transfer any interest in any Obligations or permit such person to become such a party to the applicable Senior Indebtedness Documents unless such transfer or assignment is made subject to this Agreement and such transferee, assignee or person assumes the obligations of the transferor or assignor or the obligations of a Creditor, as the case may be, hereunder from

Exh. H-19 and after the time of such transfer or assignment or the time such person becomes a party to the applicable Senior Indebtedness Documents, as the case may be, and (b) the appointment of any replacement Collateral Agent shall be subject to the provisions of Section 2 of this Agreement. 18. Limitation Relative to Other Agreements. Nothing contained in this Agreement is intended to impair (a) as between the Noteholders and the Grantors, the rights of the Noteholders and the obligations of the Grantors under their respective Note Purchase Agreements and Senior Notes, or (b) as between the Bank Agent, the Banks and the Grantors, the rights of the Bank Agent and the Banks and the obligations of the Grantors under the Bank Credit Agreement and the agreements, documents and instruments delivered in connection therewith. 19. Counterparts. This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Any facsimile or .pdf copy of a signature hereto shall have the same effect as the original thereof. 20. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AS TO VALIDITY, INTERPRETATIONS, ENFORCEABILITY AND EFFECT BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS. 21. Confirmations and Agreements. (a) (i) The Bank Agent confirms that the Banks have approved this Agreement as of the date hereof. The Company confirms that each Noteholder party to a Note Purchase Agreement as of the date hereof appears in the signature pages hereto. (ii) Each party subject hereto agrees that it will not, and will use commercially reasonable efforts to cause its agents, employees, officers, directors, shareholders, partners, and its representatives associated with or acting on its behalf (collectively, the “Representatives”), and its sub-contractors, if any, not to, directly or indirectly through a third-party intermediary, in connection with this Agreement and the transactions resulting herefrom, offer, pay, promise to pay, or authorize the giving of money or anything of value to any Government Official (as defined below) for the purpose of inducing such Government Official to use his or her influence or position with the government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality, in order to assist in obtaining or retaining business for, directing business to, or securing an improper advantage for such party. (b) Each party subject hereto will, and will use commercially reasonable efforts to cause its Representatives and sub-contractors, if any, to maintain books and records that accurately reflect any payment of money or thing of value to a Government Official, directly or indirectly, in connection with any matter relating to this Agreement.

Exh. H-20 (c) The term “Government Official” includes any employee, agent or representative of a non-US government, and any non-US political party, party official or candidate. Government Official may also include royalty, non-US legislators, representatives of non-US state-owned enterprises, employees of public international organizations (including but not limited to the United Nations, International Monetary Fund, World Bank and other international agencies and organizations), and employees and officers of foreign embassies or trade organizations having offices in the US, regardless of rank or position, and any individuals acting on behalf of a Government Official. (d) On any date on which the Obligations or any other amounts need to be determined, the Collateral Agent shall use the rate of exchange specified in Section 5.8 of the Bank Credit Agreement to determine the U.S. Dollar equivalent of any foreign currency (if any) in which such Obligations or other amounts are denominated, and such U.S. Dollar equivalent shall be used for purposes of determining that portion of the Obligations or such other amounts denominated in the applicable foreign currencies on such date. The remainder of this page is intentionally blank.

Signature Page to Amended and Restated Intercreditor and Collateral Agency Agreement IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above. U.S. BANK NATIONAL ASSOCIATION as Bank Agent and Collateral Agent By: Name: Title: Notice information: 800 Nicollet Mall Mail Code BC-MN-HO3P Minneapolis, MN 55402 Attention: Andrew Feikema Telephone: (612) 303-3505 Fax: (612) 303-2265 E-mail: Andrew.feikema@usbank.com

Signature Page to Amended and Restated Intercreditor and Collateral Agency Agreement THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a Noteholder By: Vice President Notice information: The Prudential Insurance Company of America c/o Prudential Private Capital 60 South Sixth Street, Suite 3710 Minneapolis, MN 55402 Attention: Managing Director

Signature Page to Amended and Restated Intercreditor and Collateral Agency Agreement GIBRALTAR LIFE INSURANCE CO., LTD., as a Noteholder THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD., as a Noteholder By: Prudential Investment Management Japan Co., Ltd., as Investment Manager By: PGIM, Inc., as Sub-Adviser By: ________________________________ Vice President Notice information: The Prudential Insurance Company of America c/o Prudential Private Capital 60 South Sixth Street, Suite 3710 Minneapolis, MN 55402 Attention: Managing Director

Signature Page to Amended and Restated Intercreditor and Collateral Agency Agreement RGA REINSURANCE COMPANY, as a Noteholder ZURICH AMERICAN INSURANCE COMPANY, as a Noteholder By: Prudential Private Placement Investors, L.P. (as Investment Advisor) By: Prudential Private Placement Investors, Inc. (as its General Partner) By:____________________________________ Vice President Notice information: The Prudential Insurance Company of America c/o Prudential Private Capital 60 South Sixth Street, Suite 3710 Minneapolis, MN 55402 Attention: Managing Director

Signature Page to Amended and Restated Intercreditor and Collateral Agency Agreement NYL INVESTORS LLC, as Investment Manager By: Notice information: NYL Investors LLC 51 Madison Avenue 2nd Floor, Room 208 New York, New York 10010 Attention: Private Capital Investors 2nd Floor Fax # 908-840-3385 with a copy sent electronically to: FIIGLibrary@nylim.com TraditionalPVtOPs@nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of General Counsel Investment Section, Room 1016 Fax #212-576-8340

Exh. A-1 EXHIBIT A LIST OF COLLATERAL DOCUMENTS Amended and Restated Pledge Agreement, dated as of April 17, 2020, made by Graco Inc.

Exh. A-2 ACKNOWLEDGMENT OF AND CONSENT AND AGREEMENT TO AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT Each of the undersigned, a Grantor described in the Amended and Restated Intercreditor and Collateral Agency Agreement set forth above, acknowledges and, to the extent required, consents to the terms and conditions of the Amended and Restated Intercreditor and Collateral Agency Agreement. Each of the undersigned Grantors does hereby further acknowledge and agree to its agreements under Sections 2(i), 5(c) and 10 of the Amended and Restated Intercreditor and Collateral Agency Agreement and acknowledges and agrees that it is not a third- party beneficiary of, nor has any rights under, the Amended and Restated Intercreditor and Collateral Agency Agreement. Each of the undersigned confirms that the signatories to this Acknowledgment of and Consent and Agreement to Amended and Restated Intercreditor and Collateral Agency Agreement constitute all of the Grantors in existence as of the date hereof. This Acknowledgment of and Consent and Agreement to Amended and Restated Intercreditor and Collateral Agency Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one of the same instrument. In proving this Acknowledgment of and Consent and Agreement to Amended and Restated Intercreditor and Collateral Agency Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. The remainder of this page is intentionally blank.

Exh. A-3 IN WITNESS WHEREOF, each party below has caused this Acknowledgment of and Consent and Agreement to Amended and Restated Intercreditor and Collateral Agency Agreement to be executed by its duly authorized officer as of April __, 2020. GRACO INC. By: Name: Mark W. Sheahan Title: Chief Financial Officer and Treasurer GEMA USA INC. GRACO HIGH PRESSURE EQUIPMENT INC. Q.E.D. ENVIRONMENTAL SYSTEMS, INC. WHITE KNIGHT FLUID HANDLING INC. By: Name: Mark W. Sheahan Title: President GRACO MINNESOTA INC. By: Name: Caroline M. Chambers Title: Chief Financial Officer and Treasurer

Sched. 1.1-1 Schedule 1.1 Commitments and Percentages Bank: Commitment: Percentage: U.S. Bank National Association $100,000,000 20.000000% JPMorgan Chase Bank, N.A. $100,000,000 20.000000% Wells Fargo Bank, National Association $70,000,000 14.000000% Bank of America, N.A. $70,000,000 14.000000% PNC Bank, National Association $70,000,000 14.000000% ING Bank N.V., Dublin Branch $55,000,000 11.000000% The Northern Trust Company $35,000,000 7.000000% TOTAL COMMITMENTS $500,000,000 100%

Sched. 1.2-1 Schedule 1.2 Existing Letters of Credit

Sched. 7.15-1 Schedule 7.15 Subsidiaries (Section 7.15) Subsidiary Jurisdiction Number of Shares Percentage Owned Material Subsidiary? Electric Torque Machines, Inc. Delaware, USA 5,000 100% by the Company Gema Eastern Europe s.r.l. f/k/a GG Manufacturing s.r.l. Romania 10,000 99.99% by Gema Switzerland GmbH 0.01% by Gema Europe s.r.l. Gema Europe s.r.l. Italy 1 100% by Graco BV Gema México Powder Finishing S. de R.L. de C.V. Mexico 13,103,000 99.9999923682% by Graco BV 0.0000076318% by the Company Gema (Shanghai) Co., Ltd. People’s Republic of China N/A* 100% by Graco BV Gema Switzerland GmbH Switzerland 1 100% by Graco BV Yes Gema USA Inc. Minnesota, USA 100 100% by the Company GFEC Free Zone Uruguay S.A. Uruguay 10,800 100% by Graco Global Holdings GFEC Uruguay S.A. Uruguay 250,000 100% by Graco Global Holdings Graco Australia Pty Ltd. Australia 248 100% by Graco Global Holdings Graco BV Belgium 1,798,170 99.99994438790548% by Graco International Holdings 0.00005561209452 % by Graco Global Holdings Graco Canada Inc. Canada 10,000 100% by Graco Global Holdings Graco Chile SpA Chile 100 100% by the Company Graco Colombia S.A.S. Colombia 20,000 100% by the Company Graco Distribution BV Belgium 239,182 100% by Graco BV Graco Finance Hong Kong Limited Hong Kong, People’s Republic of China 1,000 100% by the Company Yes Graco Fluid Equipment (Shanghai) Co., Ltd. People’s Republic of China N/A* 97.72% by Graco Minnesota Inc. 2.28% by the Company Graco Fluid Equipment (Suzhou) Co., Ltd. People’s Republic of China N/A* 100% by Graco Minnesota Inc. Graco Fluid Handling (D) Inc. Minnesota, USA 100 100% by the Company Graco Fluid Handling (I) Inc. Minnesota, USA 100 100% by the Company Graco Global Holdings Luxembourg 20,000 100% by the Company Yes Graco GmbH Germany 500,000 100% by Graco Distribution BV Graco High Pressure Equipment Inc. Minnesota, USA 100 100% by the Company Yes Graco Hong Kong Limited Hong Kong, People’s Republic of China 2,000 100% by Graco Global Holdings Graco India Private Limited India 1,635,500 99.99993885661877% by Graco Hong Kong Limited .006114338123 by White Knight Fluid Handling Inc. Graco International Holding Luxembourg 17,300 100% by Graco Global Holdings Graco K.K. Japan 660,000 100% by Graco Global Holdings Graco Korea Inc. Korea 125,500 100% by Graco Global Holdings Graco Limited United Kingdom 100,001 100% by Graco Distribution BV Graco Malaysia Sdn. Bhd. Malaysia 1 100% by Graco Hong Kong Limited Graco Minnesota Inc. Minnesota, USA 100 100% by the Company Yes

Graco Ohio Inc.	Ohio, USA		100% by the Company	
Graco Pumps and Spare Parts Trading LLC	UAE - Emirate of Dubai	100	100% by Graco Distribution BV	
Graco S.A.S.	France	22,499	100% by Graco Distribution BV	
Graco Serviços e Importação de Máquinas e Equipamentos em Geral Ltda.	Brazil	11,869,333	99.99997% by Graco Global Holdings 0.00002% by Graco International Holdings 0.00001% by the Company	
Graco Singapore Pte. Ltd.	Singapore	1	100% by the Company	
Graco Solutions Inc.	Minnesota, USA	100	100% by the Company	
Graco Trading (Shanghai) Co., Ltd.	People's Republic of China	N/A*	100% by Graco Minnesota Inc.	
Hi-Tech Spray Equipment, S.A.	Spain	358,000	89.5% by Graco BV	
International Polymer Solutions Inc.	Delaware, USA	69,566.89 common shares, 1,000 preferred shares	100% by White Knight Fluid Handling Inc.	
Landtech North America, Inc.	California, USA		100% by Q.E.D. Environmental Systems, Inc.	
Q.E.D. Environmental Systems, Inc.	Michigan, USA	500	100% by the Company	Yes
Q.E.D. Environmental Systems Limited	England and Wales, UK	100,000	100% by Gema Switzerland GmbH	
SAT (Surface Aluminium Technologies) S.r.l.	Italy	426,250	100% by Gema Switzerland GmbH	
Smith Surface Preparation Systems Inc	Minnesota, USA	100	100% by the Company	
Staffordshire Hydraulic Services Limited	England and Wales, UK	100	100% by Graco High Pressure Equipment Inc.	
White Knight Fluid Handling Inc.	Minnesota, USA	100	100% by the Company	Yes

*No shares are issued.

Sched. 7.15-2